                                                                    EXHIBIT 10.3

                                                                        10/16/95

                                   SUBLEASE
                                   --------

                                    Parties
                                    -------

     THIS SUBLEASE, dated as of the 13th day of October, 1995 ("Sublease") between Camp Dresser & McKee Inc., a Massachusetts corporation, having an office at One Cambridge Center, 12th floor, Cambridge, Massachusetts ("Sublandlord") and ON Technology Corporation, a Delaware corporation, having an office at One Cambridge Center, 6th floor, Cambridge, Massachusetts ("Subtenant").


                                   Recitals
                                   --------

     A. Sublandlord entered into a Lease dated May 6, 1988 ("Main Lease") with the Trustees of One Cambridge Center Trust ("Main Landlord") for the entire tenth (10th), eleventh (11th) and twelfth (12th) floors ("Leased Premises") of One Cambridge Center, Cambridge, Massachusetts ("Building"). The Main Lease is attached hereto as Exhibit A;

     B. Sublandlord wishes to sublease part of the Leased Premises on the eleventh (11th) floor of the Building containing approximately 19,535 square feet of rentable floor area ("Rentable Floor Area of Tenant's Premises") and being all of said eleventh floor except the shaded areas ("Retained Areas") depicted on the plan attached hereto as Exhibit B ("Subleased Premises");

     C. The Retained Areas are as follows: (i) an interior staircase and stairwell that provides Sublandlord with access to the Leased Premises on the tenth and twelfth floors ("Stairway"); (ii) a darkroom ("Darkroom") and (iii) a telephone/network room ("Telcom Room").

     D. Sublandlord entered into a Sublease Agreement dated March 5, 1992 with Open Software Foundation, Inc. ("OSF") for the Subleased Premises. Sublandlord and OSF amended the OSF Sublease by letter dated June 17, 1993 and by another letter dated June 23, 1993 (the "June 23 Letter") (the Sublease Agreement and said two letters being collectively, the "OSF Sublease").

     E. OSF and Gemini Consulting, Inc. ("Gemini") entered into a Sub-sublease Agreement on December 16, 1994 for the Subleased Premises ("Gemini Sub-sublease").

                                     Terms
                                     -----

     1.  A.  Demise.  Sublandlord hereby subleases to Subtenant, and Subtenant
             ------
hereby leases from Sublandlord, on the terms and conditions set forth in this Sublease, the Subleased Premises, together with, and in common with Sublandlord and all others entitled thereto, the benefit of all rights and common areas appurtenant to the Leased Premises granted to Sublandlord in the Main Lease;

         B.  Personal Property/Equipment.  Subtenant shall have the right, at no
             ---------------------------
additional cost, during the term of this Sublease to use all the furniture, fixtures and equipment ("FFE") owned and leased by CDM and presently being used by Gemini in the Subleased Premises. Subtenant shall maintain the FFE in the condition the FFE was delivered to Subtenant on the Commencement Date, reasonable wear and tear excepted. The FFE will be left by Subtenant in the Subleased Premises after the expiration of the Sublease Term.

         C. Sublandlord and Subtenant shall use best efforts to promptly develop a plan to provide access to the Darkroom and Telcom Room through the Building common areas and Room 1149 shown on Exhibit B. In the event that a plan that complies with all requirements of Main Landlord and applicable law cannot be reasonably achieved, Sublandlord shall access the Darkroom and Telcom Room with adequate notice to and supervision by Subtenant. Neither Sublandlord nor its employees, agents, invitees, contractors, or anyone claiming by, through or under Sublandlord shall enter the Subleased Premises at any time through the Stairway.

         D.  Right of First Refusal.  Subtenant shall have a right of first
             ----------------------
refusal to match any bona fide offer to lease all or any portions of the tenth
                     ---- ----
and twelfth floor portions of the Leased Premises made by any offeror unaffiliated with Sublandlord.

     2.  Sublandlord Warranties.  Sublandlord hereby warrants and represents to
         ----------------------
Subtenant that (i) the Main Lease represents the entire agreement concerning the Leased Premises and has not been amended or modified except as expressly set forth herein; (ii) Sublandlord has received no notice of any claim by the Main Landlord that Sublandlord is in default or breach of any of the provisions of the Main Lease; (iii) this Sublease shall not result in Sublandlord having subleased on an aggregate basis seventy percent (70%) or more of the Leased Premises; (iv) Sublandlord shall give Gemini any notice necessary to terminate Gemini's use and occupancy of the Subleased Premises effective as of March 1, 1996; and (v) the three year option to extend the OSF Sublease contained in the June 23 Letter has not been exercised and is null and void.

     3.  Term and Extension Option.
         -------------------------

         A. Subject to the terms of Paragraph 15 hereof, the term ("Term") of this Sublease shall commence ("Commencement Date") on the earlier of: (i) May 1, 1996 or (ii) three (3) business days after the date on which Sublandlord delivers to Subtenant possession of the Subleased Premises vacant, free of all tenants and occupants, broom-clean and in the same condition the Subleased Premises are in as of the date hereof, reasonable wear and tear excepted. Time is of the essence hereof. The term shall end on September 30, 1999 at 11:59 p.m. ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. Full possession of the Subleased Premises shall be delivered to Subtenant on the Commencement Date. Sublandlord shall deliver to Subtenant one or more written notices of the anticipated Commencement Date at least thirty (30) days prior to the actual Commencement Date ("30 Day Notice"). Unless Subtenant elects otherwise, in no event shall the Commencement Date occur prior to the date contained in the 30 Day Notice. Subtenant may, at its option, terminate this Sublease in the event that the Commencement Date has not occurred by May 1, 1996 for any reason whatsoever.

         B. Subtenant shall have the option to extend the Term through March 31, 2000 at a mutually agreeable rental rate arrived at by good faith negotiations between Sublandlord and Subtenant.


     4.1 Rent.  Subtenant shall pay to Sublandlord
         ----

         (a) Fixed Rent.  The sum of Thirty-Eight Thousand Two Hundred Fifty-Six
             ----------
and 04/100 Dollars ($38,256.04) per month, in advance, on the first day of each month of the Term, as Fixed Rent.

         (b) Real Estate Tax and Operating Expense Escalations.  (i)  Nine and
             -------------------------------------------------
06/100 (9.06%) percent ("Proportionate Share") of the difference between the "Landlord's Tax Expenses" (as defined in the Main Lease) for the "Tax Years" (as defined in the Main Lease) during the Term and Landlord's Tax Expenses for the 1995 Tax Year; and (ii) the Proportionate Share of the difference between "Operating Expenses for the Property" (as defined in the Main Lease) for each calendar year during the Term and the Operating Expenses for the Property for 1995 calendar year. Such amounts (hereinafter referred to as "Escalation Costs") shall be payable by Subtenant as and when the Tax Excess and Operating Cost Excess are payable by Sublandlord to Main Landlord pursuant to the Main Lease. If the Main Lease provides for the payment by Sublandlord of Tax Excess and Operating Cost Excess on the basis of estimates thereof, then Subtenant's Escalation Costs shall be payable as and when estimates are payable by Sublandlord under the Main Lease. When adjustments between estimated and actual Tax Excess and Operating Cost Excess are made under the Main Lease, the obligations of Sublandlord and Subtenant hereunder shall be adjusted in a like manner; and if any such adjustments shall occur after the expiration or earlier termination of the Term, then the obligations of Sublandlord and Subtenant under this Paragraph 4(b) shall survive such expiration or termination. Sublandlord shall furnish Subtenant, as a condition precedent to Subtenant's payment obligations under this Paragraph 4(b), promptly with copies of all statements and supporting documentation submitted by Main Landlord of actual or estimated Landlord's Tax Expenses and Operating Expenses for the Property and calculations of the Tax Excess and Operating Cost Excess during the Term.

         (c) Electricity Charges.  Ninety-Four and one-half percent (94.5%) of
             -------------------
the electrical charges for the eleventh floor of the Building (as determined by actual usage measured by the eleventh floor check meter) payable within thirty
(30) days of Subtenant's receipt of invoices and supporting documentation therefor. The foregoing electricity charges are subject to adjustment in accordance with Sections 5.1, 5.2 and 7.5 and Exhibit H of the Main Lease.

     4.2 Proration.  If the payment of the Fixed Rent, Escalation Costs and the
         ---------
electricity charges begins, or the Term ends, on a day other than the first or last day of a month, as applicable, such rent and charges for the partial months shall be pro rated on a per diem basis.

     4.3 Abatement.  All rent and charges described in Paragraph 4.1 hereinabove
         ---------
shall be equitably abated and pro rated to the extent Sublandlord's rent, additional rent and other charges are abated or pro rated pursuant to the Main Lease upon the occurrence of a fire or other casualty, governmental taking, force majeure events, breach of the covenant of quiet enjoyment, constructive eviction and the like.

     4.4 Self-Help.  If Sublandlord shall at any time fail to make any payment
         ---------
or perform any act which Sublandlord is obligated to make or perform under this Sublease and (except in the case of emergency) if the same continues unpaid or unperformed beyond applicable grace period in the Main Lease, then Subtenant may, but shall not be obligated so to do, after ten (10) days' notice to and demand upon Sublandlord, or without notice to or demand upon Sublandlord in the case of any emergency, and without waiving, or releasing Sublandlord from, any obligations of Sublandlord in this Sublease contained, make such payment or perform such act which Sublandlord is obligated to perform under this Sublease or the Main Lease in such manner and to such extent as may be reasonably necessary, and, in exercising any such rights, pay any reasonably necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys' fees. All sums so paid by Subtenant and all reasonable and necessary costs and expenses of Subtenant incidental thereto, together with interest thereon at the annual rate equal to the sum of (a) the Base Rate from time to time announced by Bank of Boston as its Base Rate and (b) two percent (2%), from the date of the making of such expenditures by Subtenant shall be payable to Subtenant by Sublandlord on demand, and if not promptly paid shall be deducted from any rent or other charges then due or thereafter becoming due under this Sublease, and Sublandlord covenants to pay any such sum or sums with interest as aforesaid.

     5.  Permitted Uses.  Notwithstanding the Permitted Use described in the
         --------------
Main Lease, the Subleased Premises may be used by Subtenant for general office use and accessory thereto, production and light manufacturing of computer software, computer disk duplication, shrink wrapping and collation of computer disks, provided that in no event shall such accessory uses be conducted in more than 4,884 square feet (rentable) of the Subleased Premises in the aggregate.

     6.  Other Provisions of Sublease.  All applicable terms, conditions and
         ----------------------------
rights of the Main Lease are incorporated into and made a part of this Sublease as if Sublandlord were the landlord thereunder, Subtenant, the tenant thereunder, and the Subleased Premises, the eleventh (11th) floor portion of the Leased Premises.

     Notwithstanding the foregoing to the contrary, the following provisions shall be deemed deleted from the Main Lease for the purposes of incorporation herein:

  From Section 1.2, the definitions of "Present Mailing Address of Tenant," "Tenant's Construction Representative", "Lease Term", "Extension Options, "Commencement Date", "Commencement Date for Tenth Floor Space", "Initial Premises," "Outside Completion Date", "Annual Fixed Rent", "Brokers", and "Permitted Use";

  From Section 1.3 and the exhibits attached to the Main Lease, Exhibit C;

  Sections 2.1.1, 2.3 and 2.4, Article III, Article IV, Section 5.3, Article X, Sections 13.1, 13.3, 17.9, 17.25 and 17.26.

     Subtenant assumes and agrees to perform the tenant's obligations under the Main Lease during the Term to the extent that such obligations are applicable to the Subleased Premises only, and except that the obligation to pay rent, additional rent and other charges to Main Landlord under the Main Lease shall be considered performed by Subtenant to the extent and in the amount rent and other charges is paid to Main Landlord in accordance with Paragraph 4 of this Sublease. Notwithstanding the foregoing to the contrary, Subtenant does not hereby assume any obligations under the Main Lease (i) that conflict with or are inconsistent with the terms of this Sublease or the Consent (described in Paragraph 15 hereinbelow) ; (ii) arising out of any act, omission or conduct of Sublandlord or any other subtenants of Sublandlord; or (iii) that relate to parking spaces, it being understood that Subtenant shall negotiate directly with Main Landlord with respect to parking rights.

     If the Main Lease gives Sublandlord any right to terminate the Main Lease in the event of the partial or total damage, destruction, condemnation of the Leased Premises or the Building or otherwise, the exercise of such right by Sublandlord shall not constitute a default or breach hereunder; provided, however, if the Main Landlord gives Sublandlord notice that the scheduled completion of the repair and restoration of casualty damage is more than 90 days after the date of such damage, or if the casualty damage occurs during the last 12 months of the Term of the Sublease, Subtenant, may, at its option, by notice to Sublandlord, terminate this Sublease.

     7.  Utilities and Services.  Subtenant shall be entitled to all those
         ----------------------
services and utilities that Main Landlord is required to provide to the Leased Premises pursuant to Sections 7.1, 7.2 and 7.3 of the Main Lease and Exhibit D attached thereto. Subtenant shall look solely to Main Landlord for the provision of such services and utilities and Sublandlord shall not be responsible for Main Landlord's failure to provide the same; provided, however, upon request of Subtenant, Sublandlord shall use best efforts to compel Main Landlord to cure any such failure. All charges levied by Main Landlord pursuant to Sections 5.2, 7.3, 8.1 and 9.6 of the Main Lease, as well as the applicable provisions of Exhibit D attached thereto shall either be (i) equitably apportioned between Sublandlord and Subtenant to the extent such utilities and services are actually shared by both parties or (ii) paid solely by the party requesting or causing the delivery of such services or utilities to the extent not shared by Subtenant and Sublandlord.

     8.  Notices.  Whenever, by the terms of this Sublease, notice shall or may
         -------
be given either to Sublandlord or to Subtenant, such notices shall be in writing and shall be sent by hand, registered or certified mail, or overnight or other commercial courier, postage or delivery charges, as the case may be, pre-paid as follows:

     if intended for Sublandlord, addressed to Sublandlord at the Twelfth (12th) floor of the Building, Attention: Vice President -Facilities (or to such other address or addresses as may from time to time hereafter be designated by Sublandlord by like notice).

     if intended for Subtenant, addressed to Subtenant at the sixth (6th) floor of the Building, Attention: John Bogdan, Chief Financial Officer (or to such other address or addresses that may from time to time hereafter be designated by Subtenant by like notice) with a copy sent to Andrew R. Stern, Esq., Epstein Becker & Green, P.C., 75 State Street, Boston, Massachusetts 02109.

     Except as otherwise provided herein, all such notices shall be effective when received; provided, that if receipt is refused, notice shall be effective upon the first occasion that such receipt is refused. Failure to send notices to the attorneys referenced above shall not constitute defective notice. Where provision is made for the attention of an individual or department, the notice shall be effective only if the wrapper in which such notice is sent is addressed to the attention of such individual or department. Time is of the essence with respect to any and all notices and periods for giving such notice or taking any action thereto under this Sublease.

     9.  Performance by Sublandlord.   Sublandlord agrees that it will pay all
         --------------------------
rent, additional rent and other charges due and payable under the Main Lease as and when the same shall become due and payable, and perform and observe all other obligations required of Sublandlord under the Main Lease (other than as required of Subtenant pursuant to this Sublease with respect to the Subleased Premises). In addition, Sublandlord shall not do, or permit or suffer to be done, any act or omission by Sublandlord, its agents, employees, contractors, invitees, sublessees, licensees or representatives that is prohibited by the Main Lease or that would in any way contravene or violate any term, obligation, covenant, agreement or condition of the Main Lease, or would constitute or give rise to a default under the Main Lease.

     10. Enforcement of Rights.  If Main Landlord defaults in any of its
         ---------------------
obligations under the Main Lease, Subtenant shall be entitled to participate with Sublandlord in any action undertaken by Sublandlord in the enforcement of Sublandlord's rights against Main Landlord. If Sublandlord, after having used best efforts to cause Main Landlord to cure its defaults under the Main Lease, elects not to take further action, whether legal or otherwise, for the enforcement of Sublandlord's rights against Main Landlord, Subtenant shall have the right to take such action in its own name and, for that purpose and only to such extent, all the rights of Sublandlord under the Main Lease with respect to the Subleased Premises shall be and are hereby conferred upon and assigned to Subtenant, and Subtenant shall be subrogated to such rights to the extent they apply to the Subleased Premises.

     11. Insurance and Waiver Subrogation.  Sublandlord shall comply with all
         --------------------------------
of the insurance requirements and obligations required by the Main Lease and shall name Subtenant as an additional insured as its interests may appear on its commercial or comprehensive general liability insurance. Subtenant shall maintain commercial or comprehensive general liability insurance with a broad form comprehensive liability endorsement under which Subtenant is named as the insured and Main Landlord and Sublandlord are named as additional insureds as their interests may appear, provided, however such insurance shall have limits of $2,000,000 combined single limit per occurrence and annual aggregate coverage. Sublandlord and Subtenant hereby release the other from any and all liability or responsibilities to the other (or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property, loss of use or business interruption caused by fire or any of the all-risk coverage casualties (whether either party has such insurance in effect or not), even if such fire or other casualties shall have been caused by default or negligence of the other party, or anyone for whom such party may responsible. Sublandlord and Subtenant each hereby agree that its respective policies on insurance will include such a clause or endorsement. Each party shall be responsible, for its own deductibles and retentions.

     12.A.   Sublandlord's Indemnity.  To the maximum extent that this agreement
             -----------------------
may be made effective according to applicable law and without regard to any insurance carried by Sublandlord, Sublandlord agrees to defend, indemnify and save harmless Subtenant from and against all claims of whatever nature arising from (i) any act, omission or negligence of Sublandlord, or Sublandlord's contractors, licensees, invitees, agents, servants or employees, or (ii) any accident, injury or damage whatsoever caused to any person, or to the property of any person, occurring after the date that possession of the Subleased Premises is first delivered to Subtenant and until the end of the Term and thereafter, so long as Sublandlord is in occupancy of any part of the Leased Premises, in or about the Leased Premises, or (iii) any accident, injury or damage occurring outside the Leased Premises but within the Building, the Garage (as defined in the Main Lease) or on the Site (as defined in the Main Lease), where such accident, injury or damage referred to in (i), (ii) or (iii) above results, or is claimed to have resulted, from an act or omission on the part of Sublandlord or Sublandlord's agents or employees, licensees, invitees or independent contractors. This indemnification and hold harmless agreement (which shall survive the expiration or earlier termination of this Sublease) shall include indemnity against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof (including, without limitation, reasonable attorneys' fees and costs).

     12.B.   Subtenant's Indemnity.  To the maximum extent that this agreement
             ---------------------
may be made effective according to applicable law and without regard to any insurance carried by Subtenant, Subtenant agrees to defend, indemnify and save harmless Sublandlord from and against all claims of whatever nature arising from
(i) any act, omission or negligence of Subtenant, or Subtenant's contractors, licensees, invitees, agents, servants or employees, or (ii) any accident, injury or damage whatsoever caused to any person, or to the property of any person, occurring after the date that possession of the Subleased Premises is first delivered to Subtenant and until the end of the Term and thereafter, so long as Subtenant is in occupancy of any part of the Subleased Premises, in or about the Subleased Premises, or (iii) any accident, injury or damage occurring outside the Subleased Premises but within the Building, the Garage (as defined in the Main Lease) or on the Site (as defined in the Main Lease), where such accident, injury or damage referred to in (i) , (ii) or (iii) above results, or is claimed to have resulted, from an act or omission on the part of Subtenant or Subtenant's agents or employees, licensees, invitees or independent contractors. This indemnification and hold harmless agreement (which shall survive the expiration or earlier termination of this Sublease) shall include indemnity against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof (including, without limitation, reasonable attorneys' fees and costs).

     13.   Consent or Approval of Main Landlord.  If the consent or approval
           ------------------------------------
of Main Landlord is required under the Main Lease with respect to any matter relating to the Subleased Premises or this Sublease, it shall also be required of Sublandlord hereunder. Subtenant shall be required first to obtain the consent or approval of Sublandlord with respect thereto and, if Sublandlord grants such consent or approval, such consent may be conditioned upon receipt of consent or approval from Main Landlord. Sublandlord shall be required to deliver to Subtenant a copy of any request for consent or approval to be delivered to Main Landlord and Main Landlord's response thereto within three (3) business days of delivery or receipt, as the case may be. Sublandlord shall, if requested, provide reasonable assistance to Subtenant in obtaining such consent or approval from Main Landlord. Wherever in this Sublease Sublandlord's consent or approval is required, such consent or approval shall not be unreasonably withheld, delayed or conditioned. The representative of Sublandlord authorized to provide approvals or consents on behalf of Sublandlord shall be Robert Cabral, Vice President - Facilities, until Subtenant receives written notice from Sublandlord designating a substitute representative.

     14.   Brokers.  Sublandlord and Subtenant warrant and represent that they
           -------
have had no dealings with any real estate broker or agent in connection with the negotiation of this Sublease other than Meredith & Grew Incorporated and Sinclair Properties (collectively, the "Brokers") and that they know of no real estate broker or agent who is or might be entitled to a commission in connection with this Sublease other than the Brokers. Sublandlord and Subtenant each agree to indemnify, defend and hold the other party harmless from and against any and all liabilities or expenses, including, without limitation, attorneys' fees and costs, arising out of or in connection with the breach of the representation contained in this paragraph; provided, however, notwithstanding Paragraph 15 of the Consent, Sublandlord hereby covenants and agrees that it is solely responsible for all fees, commissions and compensation due to the Brokers and Sublandlord hereby agrees to indemnify and hold harmless Subtenant in connection therewith, including, without limitation attorneys' fees and costs incurred by Subtenant in connection with any claims made by either or both of the Brokers.

     15.   Consent by Main Landlord.  This Sublease shall be of no force or
           ------------------------
effect unless consented to in writing by Main Landlord in the form set forth in Exhibit C attached hereto ("Consent"). Sublandlord is solely responsible and shall pay any and all of the fees and costs payable to Main Landlord under the terms of the Main Lease in connection with the request for consent to this Sublease. Subtenant may, at its option terminate the Sublease in the event the Consent is not executed and delivered to Subtenant by October 31, 1995.

     16.   Submission of Sublease to Subtenant.  This Sublease shall have no
           -----------------------------------
binding force or effect, shall not constitute an option for the subleasing of the Subleased Premises, nor confer any rights or impose any obligations upon either party until the execution thereof by both parties and the delivery of executed original copies to both parties.

     17.   Drafting.  The parties mutually agree that this Sublease has been
           --------
negotiated at arm's length. The provisions of this Sublease shall be deemed to have been drafted by both parties and this Sublease shall not be interpreted or construed against any party solely by virtue of the fact that such party or its counsel was responsible for its preparation.

     18.   Status Reports.  The provisions of Section 17.16 of the Main Lease
           --------------
shall apply as between Sublandlord and Subtenant.

     19.   Quiet Enjoyment.  Sublandlord covenants that Subtenant, on paying the
           ---------------
rent under the Sublease and performing all of its obligations set forth or referred to herein, shall peacefully and quietly have, hold and enjoy the Subleased Premises throughout the Term, without ejection by Sublandlord or any person lawfully claiming under or through Sublandlord, subject to the other terms and provisions of this Sublease, and subject to the terms and provisions of the Main Lease.

     20.   Conflicts.  If any of the agreements between Sublandlord and
           ---------
Subtenant contained in the Consent of even date herewith among Sublandlord, Subtenant and Main Landlord, conflict with the provisions of this Sublease, the provisions of the Consent shall govern and control.

     21.   Attorneys' Fees.  If either party hereto be made or becomes a party
           ---------------
to any litigation commenced by or against the other party involving the enforcement of any of the rights and remedies of such party, or arising on account of the default of the other party in the performance of such party's obligations hereunder, then the prevailing party in any such litigation, or the party becoming involved in such litigation because of a claim against such other party, as the case may be, shall receive from the other party all costs and reasonable attorneys' fees incurred by such party at trial and on appeal in connection with such litigation.

     22.   Waiver of Jury Trial.  Subtenant hereby waives all right to trial by
           --------------------
jury in any summary or other action, proceeding or counterclaim arising out of or in any way connected with this Sublease, the relationship of Sublessor and Subtenant, the Subleased Premises and the use and occupancy thereof, and any claim of injury or damages.

     23.   No Waiver.  The failure of either Sublessor or Subtenant to insist in
           ---------
any one or more cases upon the strict performance or observance of any obligation of the other party hereunder or to exercise any right or option contained herein shall not be construed as a waiver or relinquishment for the future of any such obligation of such part or any right or option of the other party. No waiver by either party of any term, covenant or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by the other party.

     24.   Complete Agreement.  There are no representations, agreements,
           ------------------
arrangements or understandings, oral or written, between the parties relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This Sublease cannot be changed or terminated orally or in any manner other than by a written agreement executed by both parties.

     25.   Successors and Assigns.  The provisions of this Sublease shall extend
           ----------------------
to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and assigns.

     26.   Interpretation.  Irrespective of the place of execution or
           --------------
performance, this Sublease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. If any provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The captions, headings and titles, if any, in this Sublease are solely for convenience of reference and shall not affect its interpretation. If any words or phrases in this Sublease shall have been stricken out or otherwise eliminated whether or not any other words or phrases have been added, this Sublease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Sublease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word "person" as used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity.

     IN WITNESS WHEREOF, Sublandlord and Subtenant have hereunder executed this Sublease as of the day and year first above written.

                                       CAMP DRESSER & MCKEE INC.


                                       By: /s/ Paul G. Camell
                                          ----------------------------
                                          Paul G. Camell
                                          Its: Senior Vice President-Finance
                                                 duly authorized



                                       ON TECHNOLOGY CORPORATION


                                       By: /s/ John Bogdan
                                          ----------------------------
                                          John Bogdan
                                          Its: Chief Financial Officer
                                                 duly authorized

                                                                       EXHIBIT A


                           I N D E X  T O  L E A S E
                           - - - - -  - -  - - - - -

                                     FROM
                                     ----

                    TRUSTEES OF ONE CAMBRIDGE CENTER TRUST

                                      TO

                           CAMP DRESSER & McKEE INC.



================================================================================

ARTICLE
NUMBER                          CAPTION                             PAGE
------                          -------                             ----
I        BASIC LEASE PROVISIONS AND ENUMERATION OF EXHIBITS

II       PREMISES

III      LEASE TERM AND EXTENSION OPTIONS

IV       CONSTRUCTION

V        ANNUAL FIXED RENT

VI       TAXES

VII      LANDLORD'S REPAIRS AND SERVICES AND TENANT'S PAYMENTS

VIII     TENANT'S REPAIRS

IX       ALTERATIONS

X        PARKING

XI       CERTAIN TENANT COVENANTS

XII      TRANSFER OF TENANT'S INTEREST, ASSIGNMENT AND SUBLETTING

XIII     INDEMNITY AND COMPREHENSIVE GENERAL LIABILITY INSURANCE

XIV      FIRE, CASUALTY AND TAKING

XV       DEFAULT

XVI      BANKRUPTCY OR INSOLVENCY



XVII     MISCELLANEOUS PROVISIONS
         Section 17.1     Waiver
         Section 17.2     Cumulative Remedies
         Section 17.3     Quiet Enjoyment
         Section 17.4     Surrender
         Section 17.5     Brokerage
         Section 17.6     Invalidity of Particular Provisions
         Section 17.7     Provisions Binding, Etc.
         Section 17.8     Recording
         Section 17.9     Notices
         Section 17.10    When Lease Becomes Binding
         Section 17.11    Paragraph Headings
         Section 17.12    Rights of Mortgagee
         Section 17.13    Rights of Ground Lessor
         Section 17.14    Notice to Mortgagee and Ground Lessor
         Section 17.15    Assignment of Rents
         Section 17.16    Status Report
         Section 17.17    Self-Help
         Section 17.18    Holding Over
         Section 17.19    Entry by Landlord
         Section 17.20    Tenant's Payments
         Section 17.21    Counterparts
         Section 17.22    Entire Agreement
         Section 17.23    Landlord Liability
         Section 17.24    No Partnership
         Section 17.25    Certain Adjustments
         Section 17.26    Corporate Signage
         Section 17.27    Governing Law

         Exhibit A   --   Description of the Site.

         Exhibit B   --   Loading Dock Plan.

         Exhibit C   --   Tenant Plan Schedule and Requirements.

         Exhibit D   --   Landlord's Services.

         Exhibit E   --   Floor Plans.

         Exhibit F   --   Development Area Map.

         Exhibit G   --   Form of Commencement Date Agreement.

         Exhibit H   --   Memorandum Re: Procedure for Adjustment of
                          Electricity Costs.

         Exhibit I   --   Broker Determination of Prevailing Market Rent.

         Exhibit J   --   Measurement Method.


     THIS INSTRUMENT IS AN INDENTURE OF LEASE in which the Landlord and the

Tenant are the parties hereinafter named, and which relates to space in the building (the "Building") known as, and having an address at, One Cambridge

Center, Cambridge, Massachusetts.

     The parties to this instrument hereby agree with each other as follows:


                                   ARTICLE I
                                   ---------

              BASIC LEASE PROVISIONS AND ENUMERATIONS OF EXHIBITS
              ---------------------------------------------------

1.1  INTRODUCTION.  The following sets forth the basic data and identifying
     ------------
     Exhibits elsewhere hereinafter referred to in this Lease, and, where appropriate, constitute definitions of the terms hereinafter listed.

1.2  BASIC DATA.
     ----------

     Date:                                  May 6, 1988

     Landlord:                              MORTIMER B. ZUCKERMAN, EDWARD H.
                                            LINDE AND DAVID BARRETT, AS TRUSTEES
                                            OF ONE CAMBRIDGE CENTER TRUST under
                                            Declaration of Trust dated May 14,
                                            1985, recorded with the Middlesex
                                            South District Registry of Deeds in
                                            Book 16221, Page 413, as amended by
                                            instrument dated July 31, 1986 and
                                            recorded with said Registry of Deeds
                                            in Book 17438, Page 23, but not
                                            individually.

     Present Mailing Address                c/o Boston Properties
     of Landlord:                           8 Arlington Street
                                            Boston, Massachusetts 02116

     Landlord's Construction                David Barrett, John Camera and
     Representatives:                       Stephen P. Baraldi

     Tenant:                                Camp Dresser & McKee Inc.
                                            a Massachusetts corporation

     Present Mailing Address                One Center Plaza
     of Tenant:                             Boston, Massachusetts 02108

     Tenant's Construction                  Thomas D. Furman, Jr.
     Representative:

     Outside Completion Date:               February 28, 1989

     Lease Term (also sometimes             The period commencing on the
     called the "Term"):                    "Commencement Date" (hereinafter
                                            referred to) and ending on March 31,
                                            2000 unless extended or sooner
                                            terminated as hereinafter provided.

     Extension Options:                     Three (3) successive periods of five
                                            years each, all as provided in and
                                            on the terms set forth in Section
                                            3.2.1 hereof.

     Lease Year:                            A period of twelve (12) consecutive
                                            calendar months, commencing on the
                                            first day of January in each year,
                                            except that the first Lease Year of
                                            the Lease Term hereof shall be the
                                            period commencing on the
                                            Commencement Date and ending on the
                                            succeeding December 31, and the last
                                            Lease Year of the Lease Term hereof
                                            shall be the period commencing on
                                            January 1 of the calendar year in
                                            which the Lease Term ends, and
                                            ending with the date on which the
                                            Lease Term ends.

     Commencement Date:                     As defined in Section 3.1 hereof.

     Commencement Date for Tenth            As defined in Section 2.1.1 hereof.
     Floor Space (also sometimes
     called the "Tenth Floor Space
     Commencement Date"):


     Initial Premises:                      Floors 11 and 12 being the top two
                                            (2) floors of the Building, plus
                                                                        ----
                                            Floor 10 of the Building when the
                                            same is added pursuant to the
                                            provisions of Section 2.1.1 hereof,
                                            in accordance with the floor plans
                                            annexed hereto as Exhibit E and
                                            incorporated herein by reference, as
                                            further defined and limited in
                                            Section 2.1 hereof.

     Premises:                              That portion of the Building that
                                            Tenant is leasing at any given time
                                            pursuant to the provisions of this
                                            Lease.

     Rentable Floor Area of the             20,671 square feet comprising Floor
     Initial Premises:                      11 and 20,694 square feet comprising
                                            Floor 12, for a total of 41,365
                                            square feet, plus 20,699 square feet
                                                         ----
                                            comprising Floor 10 (the "Tenth
                                            Floor Space") when the same is added
                                            pursuant to the provisions of
                                            Section 2.1.1 hereof for a total of
                                            62,064 square feet, included in each
                                            case a proportionate share of common
                                            areas of the Building outside of the
                                            Premises.

     Measurement Method:                    The rentable floor area for all
                                            Premises (or portions thereof) are
                                            determined pursuant to the
                                            Measurement Method set forth in
                                            Exhibit J.

     Rentable Floor Area of                 The rentable floor area of all of
     the Premises:                          the space at any given time under
                                            lease to Tenant in the Building
                                            under this Lease, including the
                                            Rentable Floor Area of the Initial
                                            Premises as defined above and any
                                            other space added thereto by Tenant
                                            pursuant to its rights under Section
                                            2.3, Section 2.4 or otherwise.

     Annual Fixed Rent:                     (i) For the Initial Premises during
                                            the original Lease Term, at the
                                            following annual rates per square
                                            foot of Rentable Floor Area of the
                                            Initial Premises:

                                                   (a)   $30.79 for the period
                                                         beginning on the
                                                         Commencement Date (but
                                                         in the case of the
                                                         Tenth Floor Space
                                                         beginning on the
                                                         Commencement Date for
                                                         the Tenth Floor Space)
                                                         and in all cases ending
                                                         on the last day of the
                                                         sixtieth (60th) full
                                                         calendar month of the
                                                         original Lease Term;
                                                         and

                                                   (b)   $35.29 for the period
                                                         beginning on the first
                                                         day of the sixty first
                                                         (61st) calendar month
                                                         of
                                                         the Lease Term and
                                                         continuing through the
                                                         last to occur of March
                                                         31, 2000 or the last
                                                         day of the "Addition to
                                                         the One CC Original
                                                         Lease Term" (defined in
                                                         Section 3.2).

                                            (ii)  For the Expansion Space
                                            referred to in Section 2.3 hereof,
                                            as provided and determined in
                                            accordance with Section 2.3 hereof.

                                            (iii) For any space added to the
                                            Premises pursuant to the provisions
                                            of Section 2.4, as set forth in said
                                            Section 2.4.

                                            (iv)  During the extension option
                                            periods (if exercised) as provided
                                            or determined in Section 2.3, 2.4
                                            and/or Section 3.2.1 hereof, as the
                                            case may be.

     Tenant Electricity:                    Initially as provided in Section 5.1
                                            hereof, subject to adjustment as
                                            provided in Section 5.2 and Section
                                            7.5 hereof.

     Additional Rent:                       All charges and other sums payable
                                            by Tenant as set forth in this
                                            Lease, in addition to Annual Fixed
                                            Rent.

     Initial Minimum Limits of              $2,000,000 combined single limit.
     Tenant's Comprehensive
     General Liability Insurance:

     Total Rentable Floor Area              215,686 square feet.
     of the Building:

     Lot or Site:                           All, and also any part of, the
                                            property described in Exhibit A,
                                            plus any additions or reductions
                                            thereto resulting from the change of
                                            any abutting street line. The terms
                                            Lot and Site are used
                                            interchangeably in this instrument.

     Property:                              The Building and Lot or Site.

     Loading Dock:                          The service dock and related
                                            driveways providing vehicular
                                            service access for the Building as
                                            shown on Exhibit B.

     Development Area:                      The area of the Cambridge Center
                                            development owned, or to be owned,
                                            by Landlord or affiliates of
                                            Landlord, as shown on Exhibit F.

     Permitted Use:                         General office use and for other
                                            ancillary uses customarily
                                            associated therewith as permitted by
                                            applicable zoning.

     Brokers:                               Leggat McCall/Grubb & Ellis, Inc.
                                            53 State Street
                                            Boston, Massachusetts 02109

                                                          And

                                            Meredith & Grew Incorporated
                                            160 Federal Street
                                            Boston, Massachusetts 02110

1.3  ENUMERATION OF EXHIBITS.  The following Exhibits attached hereto are a part
     -----------------------
     of this Lease, are incorporated herein by reference, and are to be treated as a part of this Lease for all purposes. Undertakings contained in such Exhibits are agreements on the part of Landlord and Tenant, as the case may be, to perform the obligations stated therein to be performed by Landlord and Tenant, as and where stipulated therein.

              Exhibit A         --          Description of the Site.

              Exhibit B         --          Loading Dock Plan.

              Exhibit C         --          Tenant Plan Schedule and
                                            Requirements.

              Exhibit D         --          Landlord's Services.

              Exhibit E         --          Floor Plans.

              Exhibit F         --          Development Area Map.

              Exhibit G         --          Form of Commencement Date
                                            Agreement.

              Exhibit H         --          Memorandum Re:  Procedure for
                                            Adjustment of Electricity Costs.

              Exhibit I         --          Broker Determination of Prevailing
                                            Market Rent.

              Exhibit J         --          Measurement Method.

                                   ARTICLE II
                                   ----------

                                    PREMISES
                                    --------

  2.1  DEMISE AND LEASE OF PREMISES. Landlord hereby demises and leases to
       ----------------------------
       Tenant, and Tenant hereby hires and accepts from Landlord, the Premises in the Building, excluding exterior faces of exterior walls, the common stairways and stairwells, elevators and elevator walls, mechanical rooms, electric and telephone closets, janitor closets, and pipes, ducts, shafts, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the Building, and if the Premises includes less than the entire rentable area of any floor, excluding the common corridors, elevator lobbies and toilets located on such floor.

2.1.1  TENTH FLOOR SPACE. (A) The Tenth Floor Space shall become part of the
       -----------------
       Initial Premises on the later to occur of (a) January 1, 1990 or (b) the date on which the Tenth Floor Space is substantially completed as defined in Section 4.1 (B) hereof; provided, however, that if Tenant shall request Landlord to prepare the Tenth Floor Space for earlier occupancy as provided below in this section, then the Tenth Floor Space shall become a part of the Initial Premises on the later of (x) said date for which such earlier occupancy was requested or (y) the date on which the Tenth Floor Space is substantially completed as defined in Section 4.1
       (B), hereof. Notwithstanding any of the foregoing, if Tenant shall commence beneficial occupancy (as defined in Section 3.1 (b), below) of the Tenth Floor Space on any earlier date than provided for above, then the Tenth Floor Space shall become part of the Initial Premises on such earlier date. Landlord and Tenant agree that promptly after determination of the date on which the Tenth Floor Space is added to and becomes part of the Initial Premises (the "Tenth Floor Space Commencement Date") they will execute an appropriate document setting forth such date.

       (B) Until commencement of Landlord's improvement work in the Tenth Floor Space pursuant to the Tenant Plans therefor, Landlord shall retain all rights to use, lease, sublease and license the use of the Tenth Floor Space to others and to retain all rental payments and other charges received for such use during such interim period. This interim period shall end on the commencement of the aforesaid improvement work.

       (C) Tenant may at any time request Landlord to proceed with said improvement work in the Tenth Floor Space on a schedule leading to an earlier completion date than January 1, 1990, providing that Tenant shall in such case pay Annual Fixed Rent and all other charges from such earlier substantial completion date. (E.g., if Tenant should request Landlord to proceed towards a target occupancy date of October 1, 1989, then rent and other charges would commence on the later of October 1, 1989 or the date on which such work was substantially completed.) Further, Landlord's obligation to proceed on such earlier schedule shall be subordinate to any other commitments it may have made for interim occupancies under (B), above, which shall take precedence as may be required.

2.2    APPURTENANT RIGHTS AND RESERVATIONS. Tenant shall have, as appurtenant to
       -----------------------------------
       the Premises, the non-exclusive right to use in common with others, but not in a manner or extent that would interfere with the normal operation and use of the Building as a multi-tenant office building and subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord of which Tenant is given notice: (a) the common lobbies, corridors, stairways, and elevators of the Building, and the pipes, ducts, shafts, conduits, wires and appurtenant meters and equipment serving the Premises in common with others, (b) the Loading Dock and the common walkways and driveways necessary for access to the Building, (c) if the Premises include less than the entire rentable floor area of any floor, the common toilets, corridors and elevator lobby of such floor and (d) common areas within Parcel 4 of the Development Area. Landlord covenants and agrees that such rules and regulations shall not prohibit Tenant using the Building's common stairways for access among Floor 10, Floor 11 and Floor 12 of the Building. Tenant shall have the right of access to the Premises on a twenty-four (24) hour per day basis subject to (i) such reasonable rules and regulations as aforesaid so long as same do not prohibit such access, (ii) security measures promulgated by Landlord or the managing agent respecting the manner of such access and (iii) Tenant paying for building operation services for periods not within the normal operating hours of the Building.

       Landlord reserves the right, initially at its cost and expense but subject, however, to escalation payments as provided in Section 7.5 hereof, from time to time, without unreasonable interference with Tenant's use: (a) to install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building, or either, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises or the Building, and (b) to alter or relocate any other common facility, provided that substitutions are substantially equivalent or better. Installations, replacements and relocations referred to in clause (a) above shall be located so far as practicable in the central core area of the Building, above ceiling surfaces, below floor surfaces or within perimeter walls of the Premises. Except in the case of emergencies, Landlord shall give Tenant reasonable advance notice of any of the foregoing activities which require work in the Premises. In the event that any such work shall result in a reduction of the Rentable Floor Area of the Premises, Landlord and Tenant promptly shall execute an amendment to this Lease setting forth such reduction in said Rentable Floor Area of the Premises as defined in Section 1.2 hereof.

2.3    TENANT'S EXPANSION SPACE OPTION. If Tenant exercises the option
       -------------------------------
       hereinbelow set forth in this Section, Landlord agrees to lease to Tenant additional space in the Building upon and subject to the terms and conditions set forth below.

       (A) (1) Expansion Space. Tenant shall have the right to lease additional
               ---------------
       space pursuant to this Section as follows: an initial increment as described in paragraph (A) (2), below (the "First Expansion Space") and additional increments at the end of the one hundred thirty-eighth (138th) calendar month of the Lease Term (the "Second Expansion Space") and, if the Lease Term has been extended, at the end of the one hundred ninety-eighth (198th) calendar month of the Lease Term (the "Third Expansion Space") and at the end of the two hundred fifty-eighth (258th) calendar month of the Lease Term (the "Fourth Expansion Space"), in each case subject, however, (i) to the "leeway period" for which provision is hereinafter made in this Section and (ii) to the modification provided in
       Section 3.2(B) if applicable. The First Expansion Space, the Second Expansion Space, the Third Expansion Space and the Fourth Expansion Space may be sometimes hereinafter referred to separately or collectively as the context admits or requires, as the "Expansion Space". Each Expansion Space shall consist of between approximately 8,000 square feet of rentable floor area and approximately 12,000 square feet of rentable floor area (except in regard to the First Expansion Space as provided in paragraph (A) (2), below) and shall be contiguous to the Premises then under lease to Tenant, unless Landlord cannot provide such contiguous space because of then-existing leases in the Building, in which case it shall be space within the Building as proximate as such space is available to the Initial Premises (as the same may have been previously contiguously expanded).

       (A) (2) First Expansion Space. The "First Expansion Space" shall be one
               ---------------------
       of the following:

                   (i) On the ninth floor of the Building, on the expiration of the initial lease terms of one of the tenants on that floor. The current tenants and their lease terms are as follows: Kapor Enterprises, Inc., September 30, 1992, and Applied Medical Systems, October 31, 1992, each with one (1) extension option of five (5) years. If Landlord can offer space under this alternative, then (and only in such case) the First Expansion Space may be satisfied by a minimum of 5,000 rentable square feet.

                  (ii) If either (a) the tenants on the ninth floor of the Building have exercised their extension options, or (b) one or both current ninth floor leases is terminated early and Landlord has leased said space to another tenant (Tenant having declined to exercise its right of first refusal under Section 2.4) , and as a result of either (a) or (b) Landlord therefore cannot offer said space for the First Expansion Space as described in (i) above, Landlord will endeavor to locate other space in Cambridge Center to which it can relocate one of the ninth floor tenants. If Landlord can structure such a relocation, then Tenant will have the right (but not the obligation) to have its First Expansion Space on such vacated space on the ninth floor on the same terms and conditions as previously agreed, subject, however, to Tenant also paying for any relocation costs for the tenant so relocated. Landlord will provide Tenant with a statement describing the estimated timing of the relocation and resulting availability of the space for Tenant, and setting forth budgeted relocation costs (which may include moving expenses, space preparation expenses and the like), prior to the time Tenant must make its decision in regard to this alternative.

                 (iii) If Landlord cannot offer either alternative (i) or (ii) (or if Landlord cannot offer alternative (i) and Tenant elects not to accept alternative (ii)), then the First Expansion Space shall be on another floor in the Building, as proximate to the Initial Premises as available, unless Landlord cannot provide such space in the Building because of then-existing leases in the Building. For these purposes the First Expansion Space shall be provided at the end of the sixtieth (60th) calendar month of the Lease Term, subject to a "Leeway Period" for the addition of the First Expansion Space to the Premises as the same is defined in Section 2.3
                         (C), except that for these purposes the Leeway Period shall be 12 months rather than 6 months.

                  (iv) If Landlord cannot offer any of alternatives (i), (ii) or (iii) above (or if Landlord cannot offer either alternative (i) or (iii) and Tenant elects not to accept alternative (ii)), then the First Expansion Space shall be located in a multi-tenant office building within the Development Area owned by Landlord or affiliates of Landlord that is the closest such building to the Building in which such space can be provided, and shall be provided on the schedule as is described in the last sentence of (iii) above.

       (B) Prerequisites. Tenant shall have the right to cause the applicable
           -------------
       Expansion Space to be included within, and as a part of, the Premises under this Lease, provided that:

          (i) Tenant gives Landlord timely written notice of its election to include the applicable Expansion Space within the Premises as provided below; and

         (ii) Tenant is not in default beyond applicable notice and cure periods in the performance of any obligations to be performed by Tenant under this Lease; and

        (iii) In regard to the Second Expansion Space, the Third Expansion Space and the Fourth Expansion Space, that prior to or concurrently with the giving of the aforesaid notice as to the applicable Expansion Space, Tenant has given or gives Landlord written notice of its election to extend the Lease Term of this Lease for the then applicable extension option period provided in
               Section 3.2.1 hereof.

       (C) Leeway Period. If Tenant elects to cause the applicable Expansion
           -------------
       Space to be included within the Premises as aforesaid, then:

          (i) Landlord shall have the flexibility of delivering possession of the applicable Expansion Space, or portions thereof, to the Tenant at any time within a "leeway period" which occurs in the case of the First Expansion Space as defined in paragraphs (A)
               (2) (iii) and (iv), above, and in the case of other Expansion Space within a period beginning six (6) months prior to and ending six (6) months subsequent to the expiration of the sixtieth (60th), one hundred thirty-eighth (138th), one hundred ninety-eighth (198th), and two hundred fifty-eighth (258th) calendar month of the Lease Term, as may be applicable and as modified by the provisions of Section 3.2(B) if applicable; and

         (ii) Effective as of the date when Landlord delivers possession of the applicable Expansion Space, or portions thereof, to the Tenant, the applicable Expansion Space, or such portions thereof, shall become a part of the Premises demised under this Lease for the balance of the Term of this Lease, as it may be extended; and

        (iii) The Annual Fixed Rent attributable to the applicable Expansion Space and payments on account of real estate taxes, operating costs and electricity for any remaining portion of the original Lease Term and any Extended Term (as defined in Section 3.2.1 hereof) respecting the Expansion Space shall be as determined in accordance with the provisions of this Section 2.3.

       (D) Tenant's Request. If Tenant desires to exercise its then available
           ----------------
       option to add Expansion Space, then it shall give notice to Landlord, not earlier than January 1, 1992, nor later than March 31, 1992 in the case of the First Expansion Space and not earlier than eighteen (18) months nor later than fourteen (14) months prior to, respectively, the last day of the one hundred thirty-eighth (138th) calendar month of the Lease Term in the case of the Second Expansion Space, the last day of the one hundred ninety-eighth (198th) calendar month of the Lease Term in the case of the Third Expansion Space, and the last day of the two hundred fifty-eighth (258th) calendar month of the Lease Term in the case of the Fourth Expansion Space, of Tenant's request for Landlord's proposal to Tenant of a proposed annual rent and a proposed location for the Expansion Space. Said dates for the giving of said notice shall be as modified by the provisions of Section 3.2(B) if applicable. Such request shall specify that it is made pursuant to this Section 2.3 (D) provided, however, that Tenant's failure to specify that such request is made pursuant to Section 2.3 (D) shall not constitute or result in a waiver or forfeiture of Tenant's rights under this Section 2.3.

       (E) Landlord's Response.  Within thirty (30) days after receipt by
           -------------------
       Landlord of Tenant's request as aforesaid, Landlord shall notify Tenant of its proposed Annual Fixed Rent for the applicable Expansion Space in "as-is" condition, which shall be expressed in relation to the tax and operating cost bases and provisions for payment of tenant electricity as contained in this Lease, shall specify the rentable square foot area of the applicable Expansion Space and shall include a floor plan showing the location of the applicable Expansion Space (collectively "Landlord's Expansion Proposal").

       (F) Tenant's Right to Broker Determination. If at the expiration of
           --------------------------------------
       thirty (30) days after the date when Tenant receives Landlord's Expansion Proposal (the "Negotiation Period"), Landlord and Tenant have not reached agreement on a determination of an annual rental and all other relevant terms for the Expansion Space and executed a written instrument pursuant to such agreement adding the applicable Expansion Space to the Premises, then Tenant shall have the right, by notice given to Landlord within thirty (30) days following the expiration of the Negotiation Period, to request a broker determination (the "Broker Determination") of the Prevailing Market Rent (as defined in Exhibit I attached to this Lease and made a part hereof) for the applicable Expansion Space, which Broker Determination shall be made in the manner set forth in Exhibit I.

       (G) Exercise of Expansion Option. If Tenant timely shall have requested
           ----------------------------
       the Broker Determination, then in order to exercise its right to add the applicable Expansion Space to the Premises, Tenant, within fifteen (15) days after receipt of the Broker Determination, shall give written notice to Landlord of Tenant's exercise of its right to add the applicable Expansion Space pursuant to this subsection, in which case the Annual Fixed Rent for the Expansion Space shall be the lesser of (i) the Prevailing Market Rent as determined by the Broker Determination or (ii) the applicable "Maximum Expansion Rent". The "Maximum Expansion Rent" shall be the sum of (x) the "Reference Rent Per Square Foot, and (y) the applicable "Expansion Premium". The "Reference Rent Per Square Foot" shall be (i) during the initial Lease Term (but not any extension thereof) the Annual Fixed Rent per square foot applicable to the Initial Premises as set forth in Section 1.2 less $2.29 per rentable square foot,
                                            ----
       and (ii) during any extension period of the Lease Term, whether under
       Section 3.2 or under Section 3.2.1 or otherwise, the Annual Fixed Rent per square foot applicable to the Initial Premises during such extension period. The "Expansion Premium" shall be as follows: $1.25 per square foot for the First Expansion Space; $2.50 per square foot for the Second Expansion Space; $3.75 per square foot for the Third Expansion Space and $5.00 per square foot for the Fourth Expansion Space.

       (H) Confirmation in Writing. Upon the giving of notice by Tenant to
           -----------------------
       Landlord exercising Tenant's option to add the applicable Expansion Space to the Premises in accordance with the provisions of subsection (G) above, then Landlord and Tenant agree to enter into (1) an amendment of this Lease confirming the location of the applicable Expansion Space in the Building and the rentable floor area of same and the Annual Fixed Rent and all other terms related to same, including the extent of any additional parking provided for below, and (2) an amended notice of lease to appropriately reflect the terms of such amendment to this Lease.

       (I) Parking. If Tenant shall exercise its right to add applicable
           -------
       Expansion Space hereunder, then Tenant shall also have the right to add additional parking rights for such space, to be subject to the provisions of Article X, up to a maximum of parking for two (2) passenger automobiles for each 1,000 square feet of rentable floor area of such applicable Expansion Space, by giving written notice to Landlord of the number of spaces so elected at any time on or before the commencement date respecting the applicable Expansion Space provided, however, that Landlord shall have until the last to occur of (i) thirty (30) days after its receipt of Tenant's notice hereunder and (ii) the commencement date for the applicable Expansion Space to provide the parking spaces so elected hereunder by Tenant.

       (J) Certain Provisions Inapplicable. Tenant acknowledges that inasmuch as
           -------------------------------
       the Prevailing Market Rent to be established by the Broker Determination is to reflect the Expansion Space in "as-is" condition, the obligations of Landlord under Article IV (in regard to construction of tenant improvements) and Section 5.3 (in regard to certain special allowances) shall not apply to any of the Expansion Space.

2.4    TENANT'S FIRST REFUSAL RIGHTS. (A) Landlord shall have the right upon
       -----------------------------
       terms and conditions determined by Landlord initially to lease the entire space in the Building to tenants, without first offering to Tenant such space or giving to Tenant an opportunity to lease such space, subject, however, to Tenant's expansion rights as set forth and on the terms and conditions provided in Section
       2.3. Landlord and Tenant acknowledge that with respect to the ninth (9th) floor of the Building the space has been leased by Landlord as described in Section 2.3 (A) (2) (i) above, and that the eighth (8th) floor of the Building has been leased by Landlord to Lotus Development Corporation for an initial term ending December 31, 1992 with one (1), five (5) year extension option of five (5) years and certain early termination rights. Such leases on the ninth (9th) and eighth (8th) floors of the Building and the terms thereof, including, but not limited to, the original term thereof, options to extend the term thereof and expansion rights are hereinafter called the "Initial Leases" and the tenants under the Initial Leases are hereinafter called the "Initial Tenants". Once an Initial Lease shall have been executed, then for purposes of this Section 2.4, the original lease term, extension options and expansion rights shall be as set forth in such Initial Lease as of the execution thereof. By way of example, if Landlord shall have executed an Initial Lease with an Initial Tenant providing for (i) an original term of five (5) years and (ii) one, five (5) year extension option and if the Initial Tenant shall exercise said extension option then at the expiration of the term as extended by the five (5) year extension option period, Tenant's right of first refusal under, and upon the terms and conditions, of this Section 2.4 shall be applicable. Subject to the Initial Leases and the rights of the Initial Tenants thereunder, which rights are hereby made prior to the rights of Tenant under this Section 2.4, Landlord agrees not to enter into a lease or leases to rent space on the ninth (9th) and eighth (8th) floors in the Building without first giving to Tenant an opportunity to lease such space on business terms at least as favorable as those which Landlord is willing to offer to some other prospective tenant for such space. When Landlord determines that any such space becomes available for reletting, Landlord shall notify Tenant of the availability of such space and shall advise Tenant of the annual market fixed rent and all other business terms upon which Landlord is willing so to lease such space. If Tenant wishes to exercise Tenant's right of first refusal, Tenant shall do so, if at all, by giving Landlord notice of Tenant's desire to enter into a lease of such space on such terms within fifteen (15) days after Landlord's notice to Tenant of the availability of such space and of such terms. If Tenant shall give such notice, the same shall constitute an agreement to enter into a lease of such space within fifteen (15) days thereafter, at an annual fixed rent equal to ninety-five percent (95%) of the annual market fixed rent set forth in Landlord's notice to Tenant provided for above and on the other terms and conditions set forth in Landlord's notice to Tenant. Such leasing shall be effected by an appropriate amendment to this Lease. If Tenant shall not so exercise such right within such period, time being of the essence in respect of such exercise, Landlord shall be free to enter into a lease of such space with another prospective tenant upon terms and conditions no more favorable to such other tenant than those offered to Tenant, which terms may include rights or options to extend the term or to expand the size of the premises under such lease. No failure or refusal by Tenant to exercise any right of first refusal under this
       Section 2.4 shall vitiate, terminate or otherwise affect Tenant's expansion rights under Section 2.3.

       (B) If Tenant shall exercise any right of first refusal under this
       Section 2.4 respecting space on the ninth (9th) or eighth (8th) floor of the Building, such space shall be credited against Landlord's obligations under Section 2.3 to provide Expansion Space next due.

       (C) If Tenant shall exercise any right of first refusal under this
       Section 2.4 and if, thereafter, the then tenant or occupant of the premises with respect to which Tenant shall have so exercised such right wrongfully fails to deliver possession of such premises at the time when its tenancy or occupancy is scheduled to expire, Landlord shall use all reasonable efforts and due diligence (which shall be limited to the commencement and prosecution thereafter of eviction proceedings and to the payment of legal fees and other expenses reasonably associated with such proceedings) to evict such tenant occupant from the premises and to deliver possession of such premises to Tenant as soon as may be practicable. If Landlord shall fail so to evict such tenant or occupant and deliver possession after having been requested to do so by Tenant, Tenant may, in the name of Landlord and/or its own name, commence and prosecute such eviction proceedings for Landlord's account and at Landlord's expense, and Landlord shall execute and deliver any and all documents reasonably required by Tenant for the purpose and shall give Tenant such cooperation as may be required reasonably by Tenant. Commencement of the term of Tenant's occupancy and lease of such additional space shall, in the event of such holding over by such tenant or occupant, be deferred until possession of the additional space is delivered to Tenant or the expiration of thirty (30) days after Landlord notifies Tenant of the date upon which it is reasonably anticipated such possession will be delivered to Tenant, whichever is later. Notwithstanding anything herein to the contrary contained, in the event of any such holding over by such tenant or occupant continuing for more than sixty (60) days, Tenant may thereafter at any time until possession of such additional space shall have been delivered to Tenant, have the right to terminate Tenant's-obligations in respect thereof without any liability to Landlord and, in the event of any such termination by Tenant, any lease of such additional space between Landlord and Tenant shall be null and void and without further force or effect. Further, the failure of the then tenant or occupant of such premises to so vacate shall not give Tenant any right to terminate this Lease or to deduct from, offset against or withhold Annual Fixed Rent or additional rent (or any portions thereof) and shall not constitute a default of Landlord irrespective of whether or not Tenant exercises the termination right set forth in the immediately preceding sentence.

       (D) The rights of first refusal provided in this Section 2.4 shall apply only to the ninth (9th) and eighth (8th) floors of the Building and to no other space in the Building.

                                  ARTICLE III
                                  -----------

       LEASE TERM, ADDITION TO ORIGINAL LEASE TERM AND EXTENSION OPTIONS
       -----------------------------------------------------------------

3.1 TERM.  The Term of this Lease shall be the period specified in Section 1.2
    ----
    hereof as the "Lease Term", unless sooner terminated or extended as herein provided. The Lease Term hereof shall commence on, and the Commencement Date shall be, the first to occur of:

           (a) The date (but in no event earlier than October 1, 1988) on which the Initial Premises exclusive of the Tenth Floor Space are substantially complete, as defined in Section 4.1 hereof; or

           (b) The date upon which Tenant commences beneficial use of any part of the Initial Premises.

               Tenant shall, in all events, be treated as having commenced beneficial use of the Initial Premises when it begins to move into the Initial Premises furniture and equipment for its regular business operations; provided, however, that construction work involved in the installation of computers and the performance of electrical work and general fit up for Tenant's business operations shall not constitute commencement of beneficial use of the Premises.

    As soon as may be convenient after the Commencement Date has been determined, Landlord and Tenant agree to join with each other in the execution, in the form of Exhibit G hereto, of a written Declaration in which the Commencement Date and specified Lease Term of this Lease shall be stated.

3.2 ADDITION TO ORIGINAL LEASE TERM. (A) Reference is made to that certain lease
    -------------------------------
    of even date herewith between the Trustees of Ten Cambridge Center Trust, as landlord, and Tenant, as tenant, of the leased premises known as Ten Cambridge Center (the "Ten CC Lease"). Promptly after the Commencement Date of the Ten CC Lease, the parties shall determine in writing the Expiration Date of the initial Term of the Ten CC Lease ("Ten CC Lease Initial Expiration Date"), being the date one hundred and twenty (120) calendar months, plus any partial month, after the Commencement Date of the Ten CC Lease. If the Ten CC Lease Initial Expiration Date shall be later than March 31, 2000 then the original Lease Term hereof shall automatically be extended by a period equal to the number of calendar months from March 31, 2000 until said Ten CC Lease Expiration Date (the "Addition to the One CC Original Lease Term"). The Addition to the One CC Original Lease Term shall be added to the end of the original Lease Term of this Lease as set forth in Section
    1.2 hereof under the definition of

       "Lease Term" (also sometimes called the "Term"). The Addition to the One CC Original Lease Term shall only occur as provided in this Section 3.2 and shall be upon all of the same terms and conditions contained in this Lease and at the then prevailing Annual Fixed Rent per square foot of Rentable Floor Area of the Initial Premises less $2.29 per square foot of
                                                   ----
       Rentable Floor Area of the Initial Premises. If the Addition to the One CC Original Lease Term shall occur as provided in this Section 3.2, the Addition to the One CC Original Lease Term shall become part of the original Lease Term for all purposes under this Lease and the expiration date of the original Lease Term shall be deemed extended by the Addition to the One CC Original Lease Term.

       (B) In the case of an extension of the original Lease Term hereof pursuant to the terms of Section 3.2. (A) above, then the dates for the Second, Third and Fourth Expansion Spaces set forth in Section 2.3 above shall be extended in the case of all references to such dates in said
       Section 2.3 by the same number of months as the Addition to the One CC Lease Term. For example, in the case of the Addition to the One CC Original Lease Term being one month, then the date for the Second Expansion Space shall be extended from the one hundred thirty-eighth (138th) calendar month of the Lease Term to the one hundred thirty-ninth (139th) calendar month thereof, with like extensions respecting the dates of the Third and Fourth Expansion Spaces.

3.2.1  EXTENSION OPTIONS. (A) Provided that at the respective times of exercise
       -----------------
       of each of the herein described options to extend (i) there exists no Event of Default beyond applicable notice and cure periods provided in
       Section 15.1 and (ii) this Lease is still in full force and effect, Tenant shall have the right to extend the Term hereof upon all of the same terms, conditions, covenants and agreements herein contained (except for the Annual Fixed Rent which shall be adjusted during the extension periods as hereinafter set forth) for three (3) successive periods of five (5) years as hereinafter set forth. Each of said three (3) extension periods is sometimes herein referred to as an "Extended Term".

       (B) (i) If Tenant desires to exercise the then available option to extend the Term, then Tenant shall give notice to Landlord, not earlier than
                      ------------------------------------
       eighteen(18) months nor later than fourteen (14) months prior to the
                           ------------------------------------------------
       expiration of the Term of this Lease (as it may previously have been
       ------------------------------------
       extended hereunder) of Tenant's request for Landlord's quotation to Tenant of a proposed annual rent for the applicable Extended Term. Within thirty (30) days after receipt by Landlord of Tenant's request as aforesaid, Landlord shall notify Tenant of Landlord's quotation of the proposed Annual Fixed Rent for the applicable Extended Term. If at the expiration of thirty (30) days (i) after the date when Tenant receives Landlord's quotation of the proposed Annual Fixed Rent for the applicable Extended Term or (ii) after the date when Landlord is required to notify Tenant of such quotation with none being given by Landlord to Tenant (herein called the "Negotiation Period"), Landlord and Tenant have not reached agreement on a determination of an annual rental for the applicable Extended Term and executed a written instrument extending the term of this Lease pursuant to such agreement, then Tenant shall have the right, for thirty (30) days following the expiration of the Negotiation Period, to make a request by written notice to Landlord for a broker determination (the "Broker Determination") of the Prevailing Market Rent (as defined in Exhibit I) for the applicable Extended Term, which Broker Determination shall be made in the manner set forth in Exhibit I.

       (B) (ii) If Tenant timely shall have requested the Broker Determination, then in order to exercise its right to extend the Term of this Lease for the applicable Extended Term, Tenant, within fifteen (15) days after receipt of the Broker Determination, shall give written notice to Landlord of Tenant's exercise of its right to extend the Lease Term for the applicable Extended Term pursuant to this subsection 3.2.1 (B) (ii). If Tenant timely shall have thus exercised its right to extend the Lease Term for the first Extended Term, the Annual Fixed Rent for the first Extended Term shall be the greater of (a) ninety-five percent (95%) of the Prevailing Market Rent as determined by the Broker Determination or
       (b) the Annual Fixed Rent in effect during the last twelve (12) month period of the Lease Term immediately prior to such first Extended Term less $2.29 per rentable square foot; provided, however, that if any portion of the Premises then under lease shall have been added to the Premises pursuant to Section 2.3 or Section 2.4, then the Annual Fixed Rent for such portion or portions of the Premises shall be increased by the Expansion Premiums set forth in Section 2.3(G). Further, if Tenant timely shall have thus exercised its right to extend the Lease Term (as previously extended by the First Extended Term) for the second Extended Term, the Annual Fixed Rent for the second Extended Term shall be the greater of (a) ninety-five percent (95%) of the Prevailing Market Rent as determined by the Broker Determination or (b) the Annual Fixed Rent in effect for the last twelve (12) months of the first Extended Term as above determined; provided, however, that if any portion of the Premises then under lease shall have been added to the Premises pursuant to
       Section 2.3 or Section 2.4, then the Annual Fixed Rent for such portion or portions of the Premises shall be increased by the Expansion Premiums set forth in Section 2.3(G). In addition, if Tenant timely shall have exercised its right to extend the Lease Term (as previously extended by the first Extended Term and the second Extended Term) for the third Extended Term, the Annual Fixed Rent for the third Extended Term shall be the greater of (a) the Prevailing Market Rent as determined by the Broker Determination for the third Extended Term and (b) the Annual Fixed Rent in effect for the last twelve (12) months of the second Extended Term. Upon the giving of notice by Tenant within said fifteen (15) day period as provided in this subsection (B) (ii) then this Lease and Lease Term hereof-shall be extended for an additional term of five (5) years upon all of the same terms, conditions, covenants and agreements contained in this Lease except that the Annual Fixed Rent for the applicable Extended Term shall be the rent determined as described in this subparagraph and except, further, that after the exercise by Tenant of its third option to extend there shall be no further option to extend the Term.

       (C) Upon the giving of notice by Tenant to Landlord exercising Tenant's option to extend the Lease Term in accordance with the provisions of subsection (B) (ii) above, then this Lease and the Lease Term hereof shall be extended, for the applicable Extended Term, without the necessity for the execution of any additional documents, except that Landlord and Tenant agree to enter into an instrument in writing setting forth the Annual Fixed Rent for the applicable Extended Term as determined in the relevant manner and forth in this Section 3.2.1; and in such event all references herein to the Lease Term or the term of this Lease shall be construed as referring to the Lease Term as so extended, unless the context clearly otherwise requires. Notwithstanding anything in this Lease to the contrary, in no event shall Tenant have any rights under this Section 3.2.1 or any other Section of this Lease to extend the Lease Term hereof for more than fifteen (15) years after the expiration of the original Lease Term hereof, nor shall Tenant have the right to exercise its second, five (5) year extension option unless it has duly and timely exercised the first, five (5) year extension option, nor shall Tenant have the right to exercise its third, five (5) year extension option unless it has duly and timely exercised both the first and second, five (5) year extension options, nor shall Tenant have the right to exercise more than one (1) extension option at a time. Landlord and Tenant hereby covenant and agree that time is of the essence with respect to the provisions of this Section 3.2.1.


                                   ARTICLE IV
                                   ----------

                                  CONSTRUCTION
                                  ------------

4.1    SUBSTANTIAL COMPLETION. (A) Subject to delays due to governmental
       ----------------------
       regulation, unusual scarcity of or inability to obtain labor or materials, labor difficulties, casualty or other causes reasonably beyond Landlord's control (collectively "Landlord's Force Majeure") or attributable to Tenant's action or inaction, Landlord shall use reasonable speed and diligence in the construction of the work to be undertaken by Landlord in the Premises as described in Tenant's Plans (hereinafter defined), but Tenant shall have no claim against Landlord for failure to complete construction of the work in the Premises, except for the right to terminate this Lease, without further liability to either party, in accordance with the provisions hereinafter specified in
       Section 4.3.

       The Premises shall be treated as having been substantially completed and be deemed ready for Tenant's occupancy on the latest of:

               (i) The date on which the work described in Tenant's Plans for the Initial Premises exclusive of the Tenth Floor Space has been completed except for (a) items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken without causing substantial interference with Tenant's use of the Premises (i.e. so-called "punch list" items) and (b) special finish items requiring long lead times for procurement, and

              (ii) The date a certificate of occupancy, temporary or permanent, shall have been issued by applicable Governmental authority, to the extent required by law, permitting occupancy by Tenant of the Initial Premises exclusive of the Tenth Floor Space for the Permitted Uses.

       Landlord shall complete as soon as conditions practically permit all items and work excepted by paragraph 4.1 (A) (i) above, and Tenant shall cooperate with Landlord in providing access as may be required to complete such work in a normal manner. Landlord shall permit Tenant access for installing Tenant's trade fixtures in portions of the Premises prior to substantial completion when it can be done without material interference with remaining work and with the maintenance of harmonious labor relations. In the event of any dispute as to the date on which work has been completed as described in subsection 4.1 (A) (i) , above, the determination of Landlord's architect (after consultation with Tenant's architect) as to such date shall be deemed conclusive and binding on both Landlord and Tenant.

       (B) The Tenth Floor Space shall be treated as having been substantially completed and be deemed ready for Tenant's occupancy as of the date that the same standards for substantial completion are met in regard to the Tenth Floor Space and Tenant's Plans therefor as are set forth in paragraph (A) , above, in regard to the Initial Premises exclusive of the Tenth Floor Space and Tenant's Plans therefor.

4.2    TENANT'S PLANS AND TENANT PLAN COSTS.  (A)  Tenant agrees to deliver to
       ------------------------------------
       Landlord "Tenant's Schematic Plans", "Tenant's Design Development Plans" and "Tenant's Final Plans", on the schedules set forth in Exhibit C hereto, as such plans and materials are defined in Exhibit C. Time is of the essence in connection with the delivery of said plans and materials and in connection with the giving by Tenant of the approvals called for by Exhibit C. Should Tenant fail to meet the date originally scheduled for providing Landlord with Tenant's Design Development Plans or the dates for providing Landlord with Tenant's Final Plans or with authorization to proceed with initial or revised construction in accordance with Tenant's Final Plans (as such dates may be extended as a result of any failure by Landlord to provide the cost budgets pursuant to Exhibit C) and should the Commencement Date for the Initial Premises
                  ---
       exclusive of the Tenth Floor Space be delayed to a date beyond October 1, 1988 as a result of the delays or failure to meet the aforesaid schedule by Tenant, Tenant shall pay to Landlord, as Additional Rent, one (1) day's rent for the Premises for each day of such failure to meet each such scheduled date. If the Commencement Date is delayed beyond October 1, 1988, then any failure by Tenant (not attributable to or resulting from delays of Landlord) to authorize commencement of construction by the schedule called for in Exhibit C shall be conclusively deemed to have caused such a delay in the Commencement Date beyond October 1, 1988 on the basis of one day for each day the Commencement Date is so delayed beyond October 1, 1988 due to such failure to meet such authorization date; provided however, that Tenant shall also have the right to authorize Landlord to perform overtime work at Tenant's expense in order to expedite the completion of the work. Tenant's liabilities in case of delays shall apply in like manner to any delay in the Commencement Date for the Tenth Floor Space beyond January 1, 1990 as a result of such delays.

       Any Additional Rent due under this section shall be paid by Tenant to Landlord within thirty (30) days after receipt by Tenant of Landlord's invoice therefor. Nothing contained herein shall limit or qualify or prejudice any other covenants, agreements, terms, provisions and conditions contained in this Lease, including, but not limited to, those set forth in Section 4.1 hereof.

       (B) "Tenant Final Plan Costs" for the work in the Initial Premises shall be determined as defined and provided for in Exhibit C. To the extent, if any, that the total Tenant Final Plan Costs for the Initial Premises exceed Tenant's special allowance as provided for in Section 5.3, below (which determination shall be made separately for the Initial Premises exclusive of the Tenth Floor Space, and for the Tenth Floor Space), Tenant shall reimburse Landlord, as Additional Rent, for such excess of the Tenant Final Plan Costs as follows: during construction Landlord may, at its option on or about the first day of each month, deliver to Tenant a statement showing the proportion of Tenant Final Plan Costs allocable to the previous month's work and Tenant shall pay to Landlord as Additional Rent the full amount specified in such statement within ten
       (10) days of receipt of such statement. Final payment by Tenant to Landlord shall be made within ten (10) days after the work is completed and Tenant has received a final bill therefor from Landlord.

       (C) All plans required to be submitted by Tenant under this Section 4.2 and Exhibit C hereto shall be prepared by The Architect's Collaborative or such other firm as Tenant may select ("Tenant's Space Planner"), prepared under Tenant's direction at Tenant's expense. All related required engineering services (including mechanical, electrical, plumbing, structural and fire safety engineering) shall be performed by engineers retained by Tenant or Tenant's Space Planner, at Tenant's expense; provided that, to the extent requested by Tenant, and subject to Tenant's agreement to pay the costs thereof, Landlord will exert its best efforts to cause the engineers responsible for such design work in regard to the construction of the Building to perform such work.

4.3  OUTSIDE COMPLETION DATE.  If Landlord shall have failed substantially to
     -----------------------
     complete the work in the Premises described in Tenant's Plans for the Initial Premises exclusive of the Tenth Floor Space on or before the Outside Completion Date as defined in Section 1.2 hereof (which date shall be extended automatically for such periods of time as Landlord is prevented from proceeding with or completing the same by reason of Landlord's Force Majeure as defined in Section 4.1 or any act or failure to act of Tenant which interferes with Landlord's construction of the Premises, without limiting Landlord's other rights on account thereof), Tenant shall have the right to terminate this Lease by giving notice to Landlord of Tenant's desire so to do within thirty (30) days after such date; and, upon the giving of such notice, the term of this Lease shall cease and come to an end without further liability or obligation on the part of either party unless, within thirty (30) days after receipt of such notice, Landlord substantially completes the work to be performed by Landlord under Tenant's Plans; and such right of termination shall be Tenant's sole and exclusive remedy for Landlord's failure so to complete such work within such time.

     Each day of delay in delivery of Tenant's Plans beyond the date specified in Section 1.2 or in Tenant's authorization to Landlord to proceed with construction beyond the date for the giving of same specified in Section
     1.2 shall be deemed conclusively to cause an equivalent day of delay by Landlord in substantially completing the work to be done by Landlord pursuant to this Section 4.1, and thereby extend for each equivalent day of delay the date of the Outside Completion Date.

4.4  QUALITY AND PERFORMANCE OF WORK.  All construction work required or
     -------------------------------
     permitted by this Lease shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances, regulations and orders and requirements of all public authorities and insurers of the Building. All of Tenant's work shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations. Each party may inspect the work of the other at reasonable times and shall promptly give notice of observed defects. Each party authorizes the other to rely in connection with design and construction upon approval and other actions on the party's behalf by any Construction Representative of the party named in Section 1.2 or any person hereafter designated in substitution or addition by notice to the party relying. Except to the extent to which Tenant shall have given Landlord notice of respects in which Landlord has not performed Landlord's construction obligations under this Article IV (i) not later than the end of the nine (9) full calendar month next beginning after the Commencement Date with respect to the heating, ventilating and air conditioning Systems servicing the Premises, and (ii) not later than the six (6) full calendar month next beginning after the Commencement Date with respect to Landlord's construction obligations under this Article IV not referenced in (i) above, Tenant shall be deemed conclusively to have approved Landlord's construction and shall have no claim that Landlord has failed to perform any of Landlord's obligations under this Article IV. Landlord agrees to correct or repair at its expense items which are then incomplete or do not conform to the work contemplated under Tenant's Plans and as to which, in either case, Tenant shall have given notice to Landlord, as aforesaid and the cost to so correct, repair or complete shall not be added to "Operating Expenses Allocable to the Premises" (defined in Section 7.4 hereof) and shall not be the subject of the "Operating Cost Excess" (defined in Section 7.5 hereof).


                                   ARTICLE V
                                   ---------

            ANNUAL FIXED RENT AND ELECTRICITY AND SPECIAL ALLOWANCES
            --------------------------------------------------------

5.1  FIXED RENT AND ELECTRICITY CHARGES.  Tenant agrees to pay to Landlord, or
     ----------------------------------
     as directed by Landlord, at Landlord's Present Mailing Address specified in
     Section 1.2 hereof, or at such other place as Landlord shall from time to time designate by notice, (1) (a) on the Commencement Date, and thereafter monthly, in advance, on the first day of each and every calendar month during the original Lease Term, a sum equal to one-twelfth (1/12) of the Annual Fixed Rent specified in Section 1.2 hereof and (1) (b) on the Commencement Date and thereafter monthly, in advance, on the first day of each and every calendar month during the original Lease Term, a sum equal to one-twelfth (1/12) of $1.00 per annum for each square foot of Rentable Floor Area of the Premises for Tenant Electricity subject to adjustment as provided in Section 5.2 and Section 7.5 hereof, and (2) on the first day of each and every calendar month during each extension option period (if exercised), a sum equal to (a) one-twelfth of the Annual Fixed Rent as determined in Section 3.2 for the applicable extension option period plus
     (b) then applicable monthly electricity charges (subject to adjustment as provided in Section 5.2 and Section 7.5 hereof). Until notice of some other designation is given, Annual Fixed Rent and all other charges for which provision is herein made shall be paid by remittance to or to the order of BOSTON PROPERTIES, Agents at 8 Arlington Street, Boston, Massachusetts 02116, and all remittances received by BOSTON PROPERTIES, as Agents as aforesaid, or by any subsequently designated recipient, shall be treated as a payment to Landlord.

     Annual Fixed Rent for any partial month shall be paid by Tenant to Landlord at such rate on a pro rata basis, and, if the Commencement Date shall be other than the first day of a calendar month, the first payment which Tenant shall make to Landlord shall be a payment equal to a proportionate part of such monthly Annual Fixed Rent for the partial month from the Commencement Date to the first day of the succeeding calendar month.

     Other charges payable by Tenant on a monthly basis, as elsewhere provided in this Lease, likewise shall be prorated, and the first payment on account thereof shall be determined in similar fashion and shall commence on the Commencement Date and other provisions of this Lease calling for monthly payments shall be read as incorporating this undertaking by Tenant.

     The Annual Fixed Rent and all other charges for which provision is made in this Lease shall be paid by Tenant to Landlord without setoff, deduction or abatement.

5.2  REALLOCATION OF ELECTRICITY CHARGES.  Notwithstanding the provisions of
     -----------------------------------
     Section 5.1 relating to the payment by Tenant for the cost of electricity, if and to the extent that Landlord is permitted from time to time by then applicable law, ordinance, rule, regulation and utility company policy, Landlord shall reallocate the cost of electricity to tenants of the Building (including, but not limited to, Tenant herein) in accordance with the procedure contained in Exhibit H, and Tenant shall pay for electricity as provided in said Exhibit H. If Landlord does not so reallocate the cost of electricity as aforesaid, Tenant shall pay the charge for electricity as specified in Section 5.1 hereof and additional adjustment payments shall be made in the manner specified in Section 7.5 hereof.

5.3  SPECIAL ALLOWANCE.  Landlord shall provide to Tenant an allowance of
     -----------------
     $1,240,950.00 to be used and applied by Tenant on account of any Tenant Plan Costs relating to the Initial Premises exclusive of the Tenth Floor Space (the "Eleventh and Twelfth Floors Allowance") and an additional $620,970.00 to be used and applied by Tenant on account of any Tenant Plan Costs relating to the Tenth Floor Space (the "Tenth Floor Allowance"). Any unused portion of the Eleventh and Twelfth Floors Allowance shall be credited against Annual Fixed Rent due from Tenant after the Commencement Date and any unused portion of the Tenth Floor Allowance shall be credited against Annual Fixed Rent due from Tenant after the Commencement Date for the Tenth Floor Space. Tenant acknowledges that except for this special allowance, Tenant is taking the Initial Premises in "as-is" condition and shall be responsible for all costs related to the reconstruction of the Initial Premises to meet Tenant's requirements as shown on Tenant's Plans.



                                   ARTICLE VI
                                   ----------

                                     TAXES
                                     -----

     6.1  DEFINITIONS.  With reference to the real estate taxes referred to in
          -----------
          this Article VI, it is agreed that terms used herein are defined as follows:

               (a) "Tax Year" means the 12-month period beginning July 1 each year during the Lease Term or if the appropriate

                                                                            3BBB


               Governmental tax fiscal period shall begin on any date other than July 1, such other date.

          (b) "Landlord's Tax Expenses Allocable to the Premises" means the same proportion of Landlord's Tax Expenses as Rentable Floor Area of Tenant's Premises bears to the Total Rentable Floor Area of the Building.

          (c) "Landlord's Tax Expenses" with respect to any Tax Year means the aggregate "real estate taxes" (hereinafter defined) with respect to that Tax Year, reduced by any net abatement receipts with respect to that Tax Year; provided, however, that if in any Tax Year an abatement has been obtained on account of vacancies in the Building, or if the real estate taxes had initially been assessed in an amount to reflect such vacancies then Landlord's Tax Expenses shall be determined to be an amount equal to the taxes which would normally be expected to have been assessed had occupancy been ninety-five percent (95%) as of the reference date or period on which or in relation to which such assessment was made. For this purpose, taxes on properties comparable to the Property may be used as a reference (specifically including the buildings known as Four and Five Cambridge Center) if such properties were occupied at ninety-five percent (95%) more or less during the relevant period.

          (d) "Real estate taxes" means all taxes and special assessments of every kind and nature assessed by any Governmental authority on the Site or the Building or the Property which the Landlord shall be obligated to pay because of or in connection with the ownership, leasing and operation of the Site and the Building and reasonable expenses of any proceedings for abatement of taxes. The amount of special taxes or special assessments to be included shall be limited to the amount of the installment (plus any interest other than penalty interest payable thereon) of such special tax or special assessment required to be paid during the year in respect of which such taxes are being determined. There shall be excluded from such taxes all income, estate, succession, inheritance and transfer taxes; provided, however, that if at any time during the Lease Term the present system of ad valorem taxation of real property shall be changed so that in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Site or Building, or a Federal, State, County, Municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect in the jurisdiction in which the Property is located) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so measured or based, shall be deemed to be included within the term "real estate taxes" but only to the extent that the same would be payable if the Site or Building were the only property of Landlord.

6.2  TENANT'S SHARE OF REAL ESTATE TAXES.  If with respect to any full Tax Year
     -----------------------------------
     or fraction of a Tax Year falling within the Lease Term Landlord's Tax Expenses Allocable to the Premises for a full Tax Year exceed $3.00 per square foot of Rentable Floor Area of the Premises, or for any such fraction of a Tax Year exceed the corresponding fraction of $3.00 per square foot of Rentable Floor Area of the Premises (such amount being hereinafter referred to as the "Tax Excess"), then Tenant shall pay to Landlord, as additional rent, the amount of such Tax Excess. Payments by Tenant on account of the Tax Excess shall be made monthly at the time and in the fashion herein provided for the payment of Annual Fixed Rent. The amount so to be paid to Landlord shall be an amount from time to time reasonably estimated by Landlord to be sufficient to provide Landlord, in the aggregate, a sum equal to the Tax Excess, ten (10) days at least before the day on which tax payments by Landlord would become delinquent.

     Not later than ninety (90) days after Landlord's Tax Expenses Allocable to the Premises are determinable for the first such Tax Year or fraction thereof and for each succeeding Tax Year or fraction thereof during the Lease Term, Landlord shall render Tenant a statement in reasonable detail certified by a representative of Landlord showing for the preceding year or fraction thereof, as the case may be, real estate taxes on the Building and Lot, abatements and refunds, if any, of any such taxes and assessments, expenditures incurred in obtaining such abatement or refund, the amount of the Tax Excess, the amount thereof already paid by Tenant and the amount thereof overpaid by, or remaining due from Tenant for the period covered by such statement. Within thirty (30) days after the receipt of such statement, Tenant shall pay any sum remaining due. Any balance shown as due to Tenant shall be credited against Annual Fixed Rent next due, or refunded to Tenant forthwith if the Lease Term has then expired and Tenant has no further obligation to Landlord. Expenditures for legal fees and for other expenses incurred in obtaining an abatement or refund may be charged against the abatement or refund before the adjustments are made for the Tax Year.

     To the extent that real estate taxes shall be payable to the taxing authority in installments with respect to periods less than a Tax Year, the statement to be furnished by Landlord shall be rendered and payments made on account of such installments.

                                  ARTICLE VII
                                  -----------

       LANDLORD'S REPAIRS AND SERVICES AND TENANT'S ESCALATION PAYMENTS
       ----------------------------------------------------------------

7.1  STRUCTURAL REPAIRS.  Except for (a) normal and reasonable wear and use and
     ------------------
     (b) damage caused by fire or other casualty and by eminent domain (which shall be governed by the provisions of Article XIV of this Lease), Landlord shall, throughout the Lease Term, at Landlord's sole cost and expense, keep and maintain in good order, condition and repair the following portions of the Building: the structural portions of the roof, the exterior and load bearing walls, the foundation, the structural columns and floor slabs and other structural elements of the Building; provided however, that Tenant shall pay to Landlord, as Additional Rent, the cost of any and all such repairs which may be required as a result of repairs, alterations, or installations made by Tenant or any subtenant, assignee, licensee or concessionaire of Tenant or any agent, servant, employee or contractor of any of them or to the extent of any loss, destruction or damage caused by the omission or negligence of Tenant, any assignee or subtenant or any agent, servant, employee, customer, visitor or contractor of any of them.

7.2  OTHER REPAIRS TO BE MADE BY LANDLORD.  (A)  Except as otherwise provided in
     ------------------------------------
     this Lease, Landlord agrees to keep and maintain in good order, condition and repair the common areas and facilities of the Building, including, without limitation, heating, ventilating, air conditioning, plumbing, the Building elevators and other Building systems equipment servicing the Premises, except that Landlord shall in no event be responsible to Tenant for (a) the condition of glass in and about the Premises (other than for glass in exterior walls for which Landlord shall be responsible unless the damage thereto is attributable to Tenant's negligence or misuse, in which event the responsibility therefor shall be Tenant's), or (b) for any condition in the Premises or the Building caused by any act or neglect of Tenant or any agent, employee, contractor, assignee, subtenant or invitee of Tenant. In no event shall Landlord be obligated under this Lease to make any repairs in or to any premises in the Building leased to any other tenant. Notwithstanding anything in this Lease to the contrary, "Operating Expenses Allocable to the Premises" (defined in Section 7.4) and "Operating Cost Excess" (defined in Section 7.5) shall not include the cost to replace any item which is the subject of the warranty provided in Section 4.4 hereof.

     (B) Notwithstanding Landlord's obligation to perform certain repairs and services as set forth in Section 7.2 (A) and in Section 7.3 below, Tenant shall be obligated to make the payments required by Section 5.1, Section
     5.2 and Section 7.5 which may include payment for repairs and services provided or performed by Landlord pursuant to Section 7.2 (A) and Section
     7.3 hereof.

7.3  SERVICES TO BE PROVIDED BY LANDLORD.  In addition, except as otherwise
     -----------------------------------
     provided in this Lease, Landlord agrees to furnish services, utilities, facilities and supplies set forth in Exhibit D hereto equal in quality comparable to those customarily provided by landlords in high quality buildings in Cambridge. In addition, Landlord agrees to furnish, at Tenant's expense, reasonable additional Building operation services which are usual and customary in similar buildings in Cambridge, and such additional special services as may be mutually agreed upon by Landlord and Tenant, upon reasonable and equitable rates from time to time established by Landlord.

7.4  OPERATING COSTS DEFINED.  "Operating Expenses Allocable to the Premises"
     -----------------------
     means the same proportion of the Operating Expenses for the Property as Rentable Floor Area of the Premises bears to the Total Rentable Floor Area of the Building. "Operating Expenses for the Property" means the cost of operation of the Property incurred by Landlord, including those incurred in discharging Landlord's obligations under Sections 7.2 and 7.3. Notwithstanding anything in this Lease to the contrary, "Operating Expenses Allocable to the Premises" (defined in Section 7.4) and "Operating Cost Excess" (defined in Section 7.5) shall not include the cost to replace any item which is the subject of the warranty provided in Section 4.4 hereof. Such costs shall exclude payments of debt service and any other mortgage charges, brokerage commissions, legal fees attributable to (i) individual lease and tenant matters, (ii) financings of the Property and (iii) refinancings of the Property, salaries of executives and owners not directly employed in the management or operation of the Building, the general overhead and administrative expenses of the home office of Landlord or Landlord's managing agent, and costs of special services rendered to tenants (including Tenant) for which a separate charge is made, but shall include, without limitation:

          (a) compensation, wages and all fringe benefits, workmen's compensation insurance premiums and payroll taxes paid to, for or with respect to all persons for their services in the operating, maintaining or cleaning of the Building or the Site;

          (b) payments under service contracts with independent contractors for operating, maintaining or cleaning of the Building or the Site;

          (c) steam, water, sewer, gas, oil, electricity and telephone charges (excluding such utility charges separately chargeable to tenants for additional or separate services and electricity charges paid by Tenant in the manner set forth in Section 5.2) and costs of maintaining letters of credit or other security as may be required by utility companies as a condition of providing such services;

          (d) cost of maintenance, cleaning and repairs (other than repairs not properly chargeable against income or reimbursed from contractors under guarantees);

          (e)  cost of snow removal and care of landscaping;

          (f)  cost of building and cleaning supplies and equipment;

          (g) premiums for insurance carried with respect to the Property (including, without limitation, liability insurance, insurance against loss in case of fire or casualty and of monthly installments of Annual Fixed Rent and any Additional Rent which may be due under this Lease and other leases of space in the Building for not more than twelve months in the case of both Annual Fixed Rent and Additional Rent and, if there be any first mortgage on the Property, including such insurance as may be required by the holder of such first mortgage);

          (h) management fees at reasonable rates consistent with the type of occupancy and the services rendered not to exceed prevailing market rates for management services (exclusive of brokerage services) for building of similar size, quality and age in the Kendall Square area;

          (i) the Building's share of operating expenses (as herein defined in this Section 7.4) related to the maintenance and repair of the Loading Dock and of other common areas and facilities within Parcel 4 of the Development Area for use of tenants of the Building in common with tenants of other buildings in the Development Area;

          (j) amortization (including an interest factor) for capital expenditures made by Landlord to reduce operating expenses if Landlord reasonably shall have determined that the annual reduction in operating expenses shall exceed depreciation therefor (plus an interest factor reasonably determined by Landlord, as being the interest rate then charged for long term mortgages by institutional lenders on like properties within the general locality in which the Building is located), in which case depreciation shall be determined by dividing the original cost of such capital expenditure (plus interest at such factor) by the number of years of useful life of the capital item acquired, which useful life shall be determined reasonably by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item; and

          (k) all other reasonable and necessary expenses paid in connection with the operating, cleaning and maintenance of the Building, the Site and said common areas and facilities and properly chargeable against income.

     Notwithstanding the foregoing, in determining the amount of Operating Expenses for the Property for any calendar year or portion thereof falling within the Lease Term, no decrease in Operating Expenses Allocable to the Property shall result in a reduction in the amount otherwise payable by Tenant if and to the extend said decrease is attributable to vacancy in the Building rather than to any other causes. By way of example (but not in limitation), if the cost of cleaning the total of approximately 216,000 rentable square feet of tenantable area in the Building during a given calendar year would be $129,600.00 (being $.60 per square foot of total rentable floor area) if there were no vacancy in the Building, but during such calendar year fifty percent (50%) of the space in the Building were occupied for the entire year and the other fifty percent (50%) vacant, and the cost of cleaning the occupied space for the calendar year were $74,800.00 (being $.60 per square foot of occupied space), with no cleaning cost incurred for the vacant space, then the amount of cleaning expenses charged to Tenant for such calendar year as part of Operating Expenses Allocable to the Premises would be $.60 per square foot of the Rentable Area of the Premises, notwithstanding that a mechanical application of the allocation formula set forth in the first sentence of this Section 7.4 would result in the inclusion of only $.30 per square foot, since the $.60 would represent the actual cost of providing the service to Tenant and to other occupied tenantable areas of the Building, and the $.30 would represent only a mathematical average of the total cleaning cost for the Building divided by the total rentable area of the Building including both areas occupied during that calendar year (to which all of the services were provided and for which all of the costs were incurred) and areas vacant during that calendar year (to which none of the services were provided and for which none of the costs were incurred).

7.5  TENANT'S ESCALATION PAYMENTS.  (A)  If with respect to any calendar year
     ----------------------------
     falling within the Lease Term, or fraction of a calendar year falling within the Lease Term at the beginning or end thereof, the Operating Expenses Allocable to the Premises (as defined in Section 7.4) for a full calendar year exceed $3.50 per square foot of Rentable Floor Area of the Premises, or for any such fraction of a calendar year exceed the corresponding fraction of $3.50 per square foot of Rentable Floor Area of the Premises (such amount being hereinafter referred to as the "Operating Cost Excess"), then Tenant shall pay to Landlord, as Additional Rent, on or before the thirtieth (30th) day following receipt by Tenant of the statement referred to below in this Section 7.5, the amount of such excess. (The $3.50 base figure referred to above does not include the $1.00 for
                                              --------
     tenant electricity to be paid by Tenant as part of the Annual Fixed Rent. However, if and so long as Landlord is not allocating the cost of
                                            ---
     electricity among tenants of the Building in accordance with Exhibit H, then the $3.50 base figure referred to above shall be increased by $1.00 to $4.50.)

     (B) Payments by Tenant on account of the Operating Cost Excess shall be made monthly at the time and in the fashion herein provided for the payment of Annual Fixed Rent. The amount so to be paid to Landlord shall be an amount from time to time reasonably estimated by Landlord to be sufficient to cover, in the aggregate, a sum equal to the Operating Cost Excess for each calendar year during the Lease Term.

      (C) No later than ninety (90) days after the end of the first calendar year or fraction thereof ending December 31 and of each succeeding calendar year during the Lease Term or fraction thereof at the end of the Lease Term, Landlord shall render Tenant a statement in reasonable detail and according to usual accounting practices certified by a representative of Landlord, showing for the preceding calendar year or fraction thereof, as the case may be, the Operating Expenses for the Property and the Operating Expenses Allocable to the Premises. Said statement to be rendered to Tenant also shall show for the preceding year or fraction thereof, as the case may be, the amounts already paid by Tenant on account of Operating Cost Excess and the amount of Operating Cost Excess remaining due from, or overpaid by, Tenant for the year or other period covered by the statement.

     If such statement shows a balance remaining due to Landlord, Tenant shall pay same to Landlord on or before the thirtieth (30th) day following receipt by Tenant of said statement. Any balance shown as due to Tenant shall be credited against Annual Fixed Rent next due, or refunded to Tenant if the Lease Term has then expired and Tenant has no further obligation to Landlord.

     Notwithstanding the provisions of the immediately preceding paragraph, if Tenant desires to contest such statement, Tenant shall give written notice to Landlord thereof within ten (10) days after Tenant's receipt of such statement, time being of the essence. If the statement rendered by Landlord to Tenant shows a balance remaining due to Landlord, then as a condition precedent to Tenant contesting such statement and in addition to giving such a notice of contest, Tenant shall pay such balance under protest (with a written statement to Landlord of such payment under protest) within said ten (10) day period. If Tenant shall fail to (i) give notice of such contest or (ii) to pay any such balance (with a notice of protest) within said ten (10) day period, Tenant shall be deemed to have accepted such statement as rendered by Landlord. Within ten (10) days after such notice of contest (together with payment under protest of any balance shown on Landlord's statement and a written statement thereof) to Landlord, time being of the essence, Tenant shall have the right during normal business hours and at Landlord's place of business to examine Landlord's books and records with respect to such statement on not less than three (3) days' prior written notice to Landlord. If such examination reveals that such statement is incorrect, the appropriate adjustment in the amount due from Tenant to Landlord promptly shall be made and Tenant may make a demand on Landlord for payment of any refund claimed by Tenant as a result of such examination and if Landlord shall not pay such demand, Tenant shall have the right to bring and prosecute suit to collect such demand for payment but Landlord's failure to pay such demand for payment shall not entitle Tenant to offset against, withhold or otherwise deduct from Annual Fixed Rent or any Additional Rent nor shall Landlord's failure to pay Tenant's demand for payment be a default of Landlord or give Tenant the right to terminate this Lease, Tenant's sole right being to bring and prosecute such suit as aforesaid.

7.6  NO DAMAGE.  Landlord shall not be liable to Tenant for any compensation or
     ---------
     reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of Landlord or its agents entering the Premises for any purposes in this Lease authorized, or for repairing the Premises or any portion of the Building however the necessity may occur. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause reasonably beyond Landlord's control, including, without limitation, strike, lockout, breakdown, accident, order or regulation of or by any Governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any cause due to any act or neglect of Tenant or Tenant's servants, agents, employees, licenses or any person claiming by, through or under Tenant, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in this Lease, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

     Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed; provided, however, that in each instance of stoppage, Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof. Landlord shall use best efforts to restore the service or utility system so stopped as soon as is reasonably practicable under the circumstances with due regard given to the reason for such stoppage.


                                  ARTICLE VIII
                                  ------------

                                TENANT'S REPAIRS
                                ----------------

8.1  TENANT'S REPAIRS AND MAINTENANCE.  Tenant covenants and agree that, from
     --------------------------------
     and after the date that possession of the Premises is delivered to Tenant and until the end of the Lease Term, Tenant will keep neat and clean and maintain in good order, condition and repair the Premises and every part thereof, excepting only normal wear and use and excepting further those repairs for which

     Landlord is responsible under the terms of Article VII of this Lease and damage by fire or other casualty and as a consequence of the exercise of the power of eminent domain. Tenant shall not permit or commit any waste, and Tenant shall be responsible for the cost of repairs which may be made necessary by reason of damages to common areas in the Building by Tenant, Tenant's agents, employees, contractors, or invitees.

     If repairs are required to be made by Tenant pursuant to the terms hereof, Landlord may demand that Tenant make the same forthwith, and if Tenant refuses or neglects to commence such repairs and complete the same with reasonable dispatch after such demand, Landlord may (but shall not be required to do so) make or cause such repairs to be made and shall not be responsible to Tenant for any loss or damage that may accrue to Tenant's stock or business by reason thereof. If Landlord makes or causes such repairs to be made, Tenant agrees that Tenant will forthwith on demand, pay to Landlord as Additional Rent the cost thereof, and if Tenant shall default in such payment, Landlord shall have the remedies provided for non-payment of rent or other charges payable hereunder.


                                   ARTICLE IX
                                   ----------

                                  ALTERATIONS
                                  -----------

9.1  LANDLORD'S APPROVAL.  Tenant covenants and agrees not to make alterations,
     -------------------
     additions or improvements to the Premises, whether before or during the Lease Term, except in accordance with plans and specifications therefor first approved by Landlord, which approval shall not be unreasonably withheld or delayed. Landlord shall not be deemed unreasonable:

         (a) for withholding approval of any alterations, additions or improvements which (i) in Landlord's opinion might adversely affect any structural or exterior element of the Building, any area or element outside of the Premises or any facility serving any area of the Building outside of the Premises or (ii) involve or affect the exterior design, size, height or other exterior dimensions of the Building, or (iii) enlarge the Rentable Floor Area of the Premises; or

         (b) for making its approval conditional on Tenant's agreement to restore the Premises to its condition prior to such alteration, addition, or improvement at the expiration or earlier termination of the Lease Term; provided, however, that as to any given alteration, addition or improvement so approved by Landlord if Landlord's approval does not specify that Tenant shall so restore the Premises, then at the expiration or earlier termination of the Lease Term, Tenant shall not be required to so restore the Premises.

9.2  CONFORMITY OF WORK. Tenant covenants and agrees that any alterations,
     ------------------
     additions, improvements or installations made by it to or upon the Premises shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances and regulations and orders and requirements of all public authorities and insurers of the Building, that materials of first and otherwise good quality shall be employed therein, that the structure of the Building shall not be endangered or impaired thereby and that the Premises shall not be diminished in value thereby.

9.3  PERFORMANCE OF WORK, GOVERNMENTAL PERMITS AND INSURANCE. All of Tenant's
     -------------------------------------------------------
     alterations and additions and installation of furnishings shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations and not to damage the Building or Site or interfere with Building construction or operation and, except for installation of furnishings, shall be performed by Landlord's general contractor or by contractors or workmen first approved by Landlord. Except for work by Landlord's general contractor, Tenant shall procure all necessary governmental permits before making any repairs, alterations, other improvements or installations. Tenant agrees to save harmless and indemnify Landlord from any and all injury, loss, claims or damage to any person or property occasioned by or arising out of the doing of any such work whether the same be performed prior to or during the Term of this Lease. In addition, Tenant shall cause each contractor to carry workmen's compensation insurance in statutory amounts covering the employees of all contractors and subcontractors, and comprehensive general liability insurance with such limits as Landlord may require reasonably from time to time during the Term of this Lease, but in no event less than the minimum amount of comprehensive general liability insurance Tenant is required to maintain as set forth in Section 1.2 hereof and as the same may be modified as provided in Section 13.2 hereof (all such insurance to be written in companies approved reasonably by Landlord and insuring Landlord and Tenant as well as contractors) and to deliver to Landlord certificates of all such insurance.

9.4  LIENS. Tenant covenants and agrees to pay promptly when due the entire cost
     -----
     of any work done on the Premises by Tenant, its agents, employees or contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises or the Building or the Site and within thirty (30) days after the recordation of any such liens to discharge or to bond off of record any such liens which may so attach.

9.5  NATURE OF ALTERATIONS.  All work, construction, repairs, alterations,
     ---------------------
     other improvements or installations made to or upon the Premises (including, but not limited to, the construction performed by Landlord under Article IV), shall become part of the Premises and shall become the property of Landlord and remain upon and be surrendered with the Premises as a part thereof upon the expiration or earlier termination of the Lease Term, except as follows:

         (a) All trade fixtures, movable partitions and room dividers whether by law deemed to be a part of the realty or not, installed at any time or times by Tenant or any person claiming under Tenant shall remain the property of Tenant or persons claiming under Tenant and may be removed by Tenant or any person claiming under Tenant at any time or times during the Lease Term or any occupancy by Tenant thereafter and shall be removed by Tenant at the expiration or earlier termination of the Lease Term if so requested by Landlord. Tenant shall repair any damage to the Premises occasioned by the removal by Tenant or any person claiming under Tenant of any such property from the Premises.

         (b) At the expiration or earlier termination of the Lease Term, unless otherwise agreed in writing by Landlord, Tenant shall remove any alterations, additions and improvements made after the Commencement Date with Landlord's consent for which such removal was made a condition of such consent under Section 9.1 (b). Upon such removal Tenant shall restore the Premises to their condition prior to such alterations, additions and improvements and repair any damage occasioned by such removal and restoration.

         (c) If Tenant shall make any alterations, additions or improvements to the Premises for which Landlord's approval is required under
              Section 9.1 without obtaining such approval, then at Landlord's request at any time during the Lease Term, and at any event at the expiration or earlier termination of the Lease Term, Tenant shall remove such alterations, additions and improvements and restore the Premises to their condition prior to same and repair any damage occasioned by such removal and restoration. Nothing herein shall be deemed to be a consent to Tenant to make any such alterations, additions or improvements, the provisions of Section 9.l being applicable to any such work.

9.6  INCREASES IN TAXES. Tenant shall pay, as additional rent, one hundred
     ------------------
     percent (100%) of any increase in real estate taxes on the Property which shall, at any time after the Commencement Date, result from alterations, additions or improvements to the Premises made by Tenant after the Commencement Date if the taxing authority specifically determines such increase results from such alterations, additions or improvements made by Tenant.

                                   ARTICLE X
                                   ---------

                                    PARKING
                                    -------

10.1  PARKING PRIVILEGES. (A) Reference is made to the fact that affiliates of
      ------------------
      Landlord have constructed a parking garage and propose to construct one or more additional parking garages (hereinafter the "Garage", or the "Garages" if there be more than one) within the Development Area shown on Exhibit F to serve the Building and other buildings constructed or to be constructed by Landlord or affiliates of Landlord within the Development Area. The existing Garage, with vehicular entrances from the south side of Broadway and the east side of Ames Street, is also sometimes hereinafter referred to as the "East Garage." Landlord shall provide to Tenant monthly parking privileges in one or more of the Garages in number not to exceed parking for two (2) passenger automobiles for each 1,000 square feet of Rentable Floor Area of the Initial Premises for the parking of motor vehicles in unreserved stalls in one or more of the Garages by Tenant's employees commencing on the Commencement Date of the Lease Term. Such parking privileges may be shifted from time to time among the Garages by notice from Landlord; provided however that parking shall be provided in the East Garage for no less than one-half (1/2) of the total number of automobiles for which Tenant elects to have parking privileges pursuant to this Section 10.1; and provided further, that Tenant shall have the right, as part of such parking rights, to ten (10) reserved parking spaces, designated by Landlord, four (4) to be in the East Garage and six (6) to be in the underground parking area under the Building (herein sometimes called the "Reserved Spaces"). Landlord shall not grant to anyone other than Tenant the right to use any of such Reserved Spaces and will use reasonable efforts, by the use of signs and markings, to designate such spaces as spaces to be used exclusively by Tenant. However, Landlord shall not be obligated otherwise to police the use of the Reserved Spaces which Tenant recognizes are to be contained in an area to be operated on a self parking basis.

      (B) On or before September 1, 1988, Tenant shall give notice to Landlord ("Tenant's Parking Notice") of the total number of parking spaces which Tenant desires be made available in the Garage(s) for the use in accordance with the provisions of this Section 10.1 and at any time and from time to time (but not more often than once per month) prior to April 1, 1990 Tenant may, by notice to Landlord increase or decrease the number of parking spaces initially elected as aforesaid but any such increase shall not result in Tenant electing more than the total number of parking spaces provided for in the preceding paragraph and provided further that Landlord shall have until the last to occur of (i) thirty (30) days after its receipt of Tenant's notice increasing the number of parking spaces and
      (ii) the Commencement Date to provide such increased number of parking spaces. Further, if Tenant shall elect to expand its space under lease pursuant to its rights under Section 2.3, Tenant shall have the rights to elect additional parking as provided in Section 2.3 subject to the notice requirements of Section 2.3.

      (C) Notwithstanding the foregoing, from time to time Tenant may at any time after April 1, 1990 decrease its total number of parking spaces by notice to Landlord. Any such reduction shall take effect thirty (30) days after Landlord's receipt of such notice.

10.2  PARKING CHARGES. Tenant shall pay for parking privileges in Garages at
      ---------------
      prevailing monthly rates from time to time charged by the operator or operators of Garages, whether or not such operator is an affiliate of Landlord. Such monthly parking charges for parking privileges in the Garage or Garages shall constitute Additional Rent and shall be payable monthly as directed by Landlord upon billing therefor by Landlord. Tenant acknowledges that said monthly charges to be paid under this Section are for the use by the Tenant of the parking privileges referred to herein, and not for any other service.

      Notwithstanding the provisions of the first sentence of the immediately preceding paragraph of this Section 10.2 but subject to the provisions of the next paragraph of this Section 10.2, the monthly rate per car charged to Tenant hereunder shall not exceed the following amounts for the following specified periods only:

           Period                                Maximum Monthly Rate Per Car
           ------                                ----------------------------
           From the Commencement Date
           through December 31, 1989                    $125.00/month

           From January 1, 1990
           through December 31, 1990                    $132.50/month

           From January 1, 1991
           through December 31, 1991                    $140.00/month

           From January 1, 1992
           through December 31, 1992                    $147.50/month

           From January 1, 1993
           through December 31, 1993                    $155.00/month

           From January 1, 1994
           through December 31, 1994                    $162.50/month

           From January 1, 1995
           through December 31, 1995                    $170.00/month

           For each calendar year (or
           portion thereof) from
           January 1, 1996 through
           December 31, 2000                            $170.00/month plus
                                                        $10.00/month for each
                                                        such calendar year
                                                        (i.e., $180.00/month in
                                                        1996, $190.00/month in
                                                        1997, etc.)

           For each calendar year thereafter            At the prevailing rates
                                                        referred to and
                                                        described in the first
                                                        sentence of the first
                                                        paragraph of this
                                                        Section 10.2.


      Notwithstanding the provisions of (i) the first sentence of this Section
      10.2 and (ii) the immediately preceding paragraph, the monthly parking charges for each of the Reserved Spaces shall be at the monthly rate equal to one hundred fifteen percent (115%) of the applicable monthly parking rate or charge from time to time in effect as established pursuant to the provisions of this Section 10.2.

10.3  GARAGE OPERATION. Unless otherwise determined by Landlord, each Garage is
      ----------------
      to be operated on a self-parking basis, and Tenant shall be obligated to park and remove its own automobiles. Tenant's parking shall be on an unreserved basis, Tenant having the right to park in any available stalls. Tenant's access and use privileges with respect to the Garage shall be in accordance with regulations of uniform applicability to the users of the Garage from time to time established by the operator of the Garage. Tenant shall receive one (1) identification sticker or pass and one (1) magnetic card so-called, or other suitable device providing access to the Garage, for each vehicle paid for by Tenant. Tenant shall supply Landlord with an identification roster listing, for each identification sticker or pass, the name of the employee and the make, color and registration number of the vehicle to which it has been assigned, and shall provide a revised roster to Landlord monthly indicating changes thereto. Any automobile found parked in the Garage during normal business hours without appropriate identification will be subject to being towed at said automobile owner's expense. The parking privileges granted herein are non-transferable (other than to a permitted assignee or subtenant pursuant to the applicable provisions of Article XII hereof). The door of the Garage will be open during normal business hours except during periods of severe inclement or cold weather. For periods during which an attendant is not on duty at the Garage entrance or when the door to the Garage is closed, or at any other periods as may from time to time be stipulated by the Garage Operator in accordance with its Regulations, including normal business hours, the magnetic cards furnished to Tenant shall be used by Tenant to gain access to and egress from the Garage for motor vehicles.

10.4  LIMITATIONS. Tenant agrees that it and all persons claiming by, through
      -----------
      and under it, shall at all times abide by all reasonable rules and regulations promulgated by Landlord or the operator of the parking facilities with respect to the use of the Garage or such on-grade parking facilities as may be provided by Landlord within the Development Area and Tenant's parking shall be on an unreserved basis, Tenant having the right to park in any available stalls in the Garage or in any available spaces in the on-grade parking facilities. Except to the extent of gross negligence or willful acts, neither the Landlord nor the operator of such parking facilities assumes any responsibility whatsoever for loss or damage due to fire or theft or otherwise to any automobile or to any personal property therein, however caused, and Tenant agrees, upon request from the Landlord, from time to time, to notify its officers, employees and agents then using any of the parking privileges provided for herein, of such limitation of liability. Tenant further acknowledges and agrees that no bailment is intended or shall be created.

10.5  INTERIM ON-GRADE PARKING. Notwithstanding the references to Garages in
      ------------------------
      this Article X, Tenant acknowledges that, from time to time, Landlord may satisfy the requirements of providing Tenant with parking hereunder (except for parking called for as to be provided in the East Garage and except for the Reserved Spaces) by providing such parking in on-grade parking lots within the Development Area, in which case such parking shall be paid for in accordance with the prevailing monthly rate from time to time charged by the operator or operators of such lots, whether or not such operator is an affiliate of Landlord (but in no event greater than seventy five percent (75%) of the then prevailing garage rate per month provided for in Section 10.2) and in all other respects in accordance with the terms and conditions of this Article X. When another Garage is constructed and opened for business, such parking as is provided in on-grade parking lots shall be shifted to such other Garage and the provisions of Sections 10.2, 10.3 and 10.4 shall apply thereto.


                                   ARTICLE XI
                                   ----------

                            CERTAIN TENANT COVENANTS
                            ------------------------

      Tenant covenants during the Lease Term and for such further time as Tenant occupies any part of the Premises:

11.1 To pay when due all Annual Fixed Rent and Additional Rent and all charges for utility services rendered to the Premises and service inspections therefor (except as is otherwise provided in Exhibit D) and, as further Additional Rent, all charges for additional and special services rendered pursuant to Section 7.3.

11.2 To use and occupy the Premises for the Permitted Uses only, and not to injure or deface the Premises or the Property, not to permit in the Premises any auction sale, vending machine (other than vending machines which dispense food, candy and non-alcoholic beverages) or flammable fluids or chemicals, or nuisance, or the emission from the Premises of any objectionable noise or odor, nor to use or devote the Premises or any part thereof for any purpose other than the Permitted Uses, nor any use thereof which is inconsistent with the maintenance of the Building as an office building of the first-class in the quality of its maintenance, use and occupancy, or which is improper, offensive, contrary to law or ordinance or liable to invalidate or increase the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building. Landlord acknowledges and agrees that the Permitted Uses (defined in Section 1.2 hereof) will not result in such an increase in insurance premiums. Further, Tenant shall not nor shall Tenant permit its employees, invitees or contractors to engage in any activity which may produce a hazardous material, waste or substance, or keep or maintain any substance which is or may hereafter be classified as a hazardous material, waste or substance, under Massachusetts General Laws, Chapter 21E and said rules and regulations may be amended from time to time or under any other applicable governmental laws, ordinances, rules or regulations and, further, Tenant shall comply and shall cause its employees, invitees, agents and contractors to comply with each of the foregoing. The hanging or affixing within the Premises of pictures, paintings, other art work or normal business furnishings shall not constitute injuring or defacing the Premises. At the expiration or earlier termination of the Lease Term, Tenant shall repair and restore any damage done in so hanging or affixing any of the foregoing and in removing any of the foregoing.

11.3 Not to obstruct in any manner any portion of the Building not hereby leased or any portion thereof or of the Site used by Tenant in common with others; not without prior consent of Landlord to permit the painting or placing of any signs, curtains, blinds, shades, awnings, aerials or flagpoles, or the like, visible from outside the Premises; and to comply with all reasonable rules and regulations now or hereafter made by Landlord, of which Tenant has been given notice, for the care and use of the Building and the Site and their facilities and approaches, but Landlord shall not be liable to Tenant for the failure of other occupants of the Building to conform to such rules and regulations. Landlord shall use reasonable efforts to enforce such rules and regulations uniformly for each occupant of the Building but the failure by other occupants of the Building to comply with such rules and regulations shall not be a default of Landlord under this Lease. This Lease shall control in the event that any term hereof conflicts with any such rules and regulations.

11.4 Landlord shall be obligated to construct the Premises (subject to the provisions of Article IV) in accordance with the requirements of applicable laws, ordinances, codes, rules and regulations. Thereafter, Tenant shall keep the Premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority because of the particular manner of Tenant's use of the Premises other than normal office use, and to procure all licenses and permits so required because of the particular manner of Tenant's use of the Premises other than normal office use, and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's Permitted Uses.

11.5 Not to place a load upon any floor in the Premises exceeding an average rate of 70 pounds of live load (including partitions) per square foot of floor area; and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such time as Landlord shall in each instance authorize. Tenant's business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient to absorb and prevent vibration or noise that may be transmitted to the Building structure or to any other space in the Building.

11.6 To pay promptly when due to the applicable taxing authority all taxes which may be imposed upon personal property (including, without limitation, fixtures and equipment) in the Premises irrespective of whether such taxes are assessed to Landlord or Tenant. Landlord agrees to timely provide Tenant with a copy of any such tax assessment Landlord shall receive.

11.7 Not to do or permit anything to be done in or upon the Premises, or bring in anything or keep anything therein, which shall increase the rate of insurance on the Premises or on the Building above the standard rate applicable to premises being occupied for the use to which Tenant has agreed to devote the Premises; and Tenant further agrees that, in the event that Tenant shall do any of the foregoing, Tenant will promptly pay to Landlord, on demand, any such increase resulting therefrom, which shall be due and payable as Additional Rent hereunder. Landlord acknowledges and agrees that the Permitted Uses (defined in Section 1.2 hereof) will not result in such an increase in insurance premiums.

11.8 To comply with all present and future laws, ordinances, rules and regulations of any duly constituted governmental authority relating to the use or occupancy of the Premises for the permitted Use (as defined in Section 1.2 hereof); provided that Tenant shall not be required to make any alterations or additions to the structure, roof, exterior and load bearing walls, foundation, insulation or insulation materials in exterior walls, structural floor slabs and other structural elements of the Building unless the same are required by applicable governmental authority solely as a result of the particular manner or level of Tenant's use or occupancy of the Premises for the Permitted Use beyond normal use of space of this kind. Tenant shall promptly pay all fines, penalties and damages that may arise out of or be imposed because of its failure to comply with the provisions of this Section 11.9.


                                  ARTICLE XXI
                                  -----------

            TRANSFER OF TENANT'S INTEREST, ASSIGNMENT AND SUBLETTING
            --------------------------------------------------------

12.1  RESTRICTION ON TRANSFER. Except as otherwise expressly provided herein,
      -----------------------
      Tenant covenants and agrees that it shall not assign, mortgage, pledge, hypothecate or otherwise transfer this Lease and/or Tenant's interest in this Lease or sublet (which term, without limitation, shall include granting of concessions, licenses or the like) the whole or any part of the Premises. Any assignment, mortgage, pledge, hypothecation, transfer or subletting not expressly permitted in this Article XII shall be void, ab initio; shall be of no force and effect; and shall confer no rights on or in favor of third parties; and, at Landlord's sole option, any breach of this covenant shall constitute a default of Tenant entitling Landlord to exercise its remedies in the event of default hereunder by Tenant. In addition, Landlord shall be entitled to seek specific performance of or other equitable relief with respect to the provisions of this Article XII. Landlord hereby acknowledges and agrees that portions of the Premises may be occupied by CDM Development Corp. and/or CDM International Inc.

12.2  EXCEPTION FOR PARENT OR SUBSIDIARY OR AFFILIATE. Notwithstanding the
      -----------------------------------------------
      foregoing provisions of Section 12.1 above and the provisions of Sections 12.3, 12.4 and 12.6 below, but subject to the provisions of Sections 12.5
                                 ---
      and 12.7 below, Tenant shall have the right to assign this Lease or to sublet the Premises (in whole or in part) to any parent or subsidiary corporation of Tenant or to any corporation resulting from a merger with Tenant.

12.3  SUBLEASE OF A PORTION OF SPACE. Notwithstanding the provisions of Section
      ------------------------------
      12.1 above but subject to the provisions of this Section 12.3 and the
                 ---
      provisions of Sections 12.5, 12.6 and 12.7 below, Tenant (and for purposes of this Section 12.3, any permitted assignee then in possession under
      Section 12.2, above) may sublease less than seventy percent (70%) of the Rentable Floor Area of the Premises in the aggregate provided Tenant first obtains the express prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord shall not be deemed to be unreasonably withholding its consent to such a proposed subleasing if:

         (a) the proposed subtenant is not of a character consistent with the operation of a first class office building (by way of example and not in limitation, Landlord shall not be deemed to be unreasonably withholding its consent to a proposed subleasing to any governmental agency), or

         (b)  the proposed subtenant is not of good character and reputation, or

         (c) the proposed subtenant proposes to use such portion of the Premises to be sublet (or part thereof) for a purpose other than the purpose for which the Premises may be used as stated in
              Section 1.2 hereof, or

         (d) there shall then be existing an "Event of Default" (defined in Section 15.1).

12.4  SUBSTANTIAL SUBLEASING OR ASSIGNMENT. Notwithstanding the provisions of
      ------------------------------------
      Section 12.1 above, but subject to the provisions of this Section 12.4 and
                          ---
      the provisions of Sections 12.5, 12.6 and 12.7 below, Tenant covenants and agrees not to assign this Lease or to sublet seventy percent (70%) or more of the Rentable Floor Area of the Premises (which shall be deemed to include, without limitation, any proposed subleasing which together with prior subleasings would result in an area equal to or greater than seventy percent (70%) of the Rentable Floor Area of the Premises in the aggregate being the subject of one or more subleases) without, in each instance, having first obtained the express prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord shall not be deemed to be unreasonably withholding its consent to such a proposed assignment or subleasing if:

         (a) the proposed assignee or subtenant does not possess adequate financial capability to meet the tenant obligations under such sublease, or

         (b) the proposed assignee or subtenant is not of a character consistent with the operation of a first class office building (by way of example and not in limitation, Landlord shall not be deemed to be unreasonably withholding its consent to a proposed assignment or subleasing to any governmental agency), or

         (c) the proposed assignee or subtenant is not of good character and reputation, or

         (d) the assignee or subtenant proposes to use the Premises (or part thereof) for a purpose other than the purpose for which the Demised Premises may be used as stated in Section 1.2 hereof, or

         (e) there shall be existing an "Event of Default" (defined in Section 15.1), or

         (f) in the case of a proposed assignment, Landlord elects, at its option, by notice given within thirty (30) days after receipt of Tenant's notice given pursuant to Section 12.5 below, to terminate this Lease as of a date which shall be not earlier than thirty
              (30) days nor later than ninety (90) days after Landlord's notice to Tenant; provided, however, that upon the termination date as set forth in Landlord's notice, all of Landlord's and Tenant's obligations relating to the period after such termination date (but not those relating to the period before such termination date) shall cease. Notwithstanding the foregoing, Tenant may, by written notice to Landlord given within fifteen (15) days after Tenant's receipt of Landlord's notice of termination, avoid such termination by giving notice that it has validly canceled any agreement to enter into such assignment and agreeing to remain as Tenant in the Premises pursuant to this Lease, provided that Tenant includes with its notice evidence reasonably satisfactory to Landlord evidencing such valid cancellation of such agreement to enter into such assignment. In the event Tenant avoids Landlord's termination, this Lease shall remain in full force and effect in accordance with its terms, or

         (g) in the case of a proposed subleasing which together with prior subleasings would result in an area equal to seventy percent (70%) or more of the Rentable Floor Area of the Premises being the subject of one or more subleases, Landlord elects, at its option, by notice given within thirty (30) days after receipt of Tenant's notice given pursuant to section 12.5 below, (i) to terminate this Lease as to such portions of the Premises proposed to be sublet which would, if made, result in an area greater than seventy percent (70%) of the Rentable Floor Area of the Premises being sublet (herein called the "Terminated Portion of the Premises") and/or (ii) to effect an assignment from Tenant to Landlord of this Lease as to such portions of the Premises as had been previously sublet (herein called the "Assigned Portion of the Premises") as of a date which shall be not earlier than thirty
              (30) days nor later than ninety (90) days after Landlord's notice to Tenant; provided, however, that upon the date as set forth in Landlord's notice for such termination and/or assignment, all of Landlord's and Tenant's obligations as to the Terminated Portion of the Premises relating to the period after such termination date (but not those relating to the period before such termination date) and as to the Assigned Portion of the Premises relating to the period after such assignment date (but not those relating to the period before such assignment date) shall cease and provided, further, that this Lease shall remain in full force and effect as to the remainder of the Premises, except that from and after the termination and/or assignment date the Rentable Floor Area of the Premises shall be reduced to the rentable floor area of the remainder of the Premises and the definition of Rentable Floor Area of the Premises shall be so amended and after such termination and/or assignment all references in this Lease to the "Premises" or the "Rentable Floor Area of the Premises" shall be deemed to be references to the remainder of the Premises, and provided further that Landlord shall have the right to make such alterations and improvements as may be required to separately demise the Terminated Portion of the Premises and/or the Assigned Portion of the Premises. Notwithstanding the foregoing, Tenant may, by written notice to Landlord given within fifteen (15) days after Tenant's receipt of Landlord's notice of termination as aforesaid, avoid said termination and/or assignment by giving notice that it has validly cancelled any agreement to enter into such subletting and agreeing to remain as Tenant in the Premises pursuant to this Lease, provided that Tenant includes with its notice evidence reasonably satisfactory to Landlord evidencing such valid cancellation of such agreement to enter into such subletting. In the event Tenant avoids Landlord's termination and/or assignment, this Lease shall remain in full force and effect in accordance with its terms.

12.5  TENANT'S NOTICE. Tenant shall give Landlord notice of any proposed
      ---------------
      sublease or assignment, specifying the provisions of the proposed assignment or subletting, including (a) the name and address of the proposed assignee or subtenant, (b) reasonably adequate information as to its net worth and financial capability and standing (provided, however, that Landlord shall hold such information confidentially having the right to release same only to its officers, accountants, attorneys and mortgage lenders on a confidential basis), (c) all of the terms and provisions upon which the proposed assignment or subletting is to be made, and (d) all other information reasonably requested by Landlord as being necessary to make the determination referred to in Sections 12.3 or 12.4 above. Notwithstanding the provisions of item (b) above, Tenant shall not be required to provide such reasonably adequate information as to net worth and financial capability as to any proposed subtenant who proposes to sublease less than five thousand (5,000) square feet of rentable floor area. In making the determination of whether a proposed subtenant proposes to sublease less than 5,000 square feet of rentable floor area, there shall be aggregated the rentable floor areas of the initial proposed subleased space and all space covered by expansion rights and rights of first refusal.

      If Landlord shall consent to the proposed assignment or subletting, as the case may be, then, in such event, Tenant may thereafter sublease or assign pursuant to Tenant's notice, as given hereunder and Landlord's consent thereto; provided, however, that if the assignment or subletting, as the case may be, consistent with Tenant's notice and Landlord's consent thereto is not consummated within one hundred twenty (120) days after Tenant's receipt of Landlord's consent hereunder, then such consent shall terminate and the provisions and requirements of this Article XII shall apply as if said consent had never been given. Tenant covenants and agrees to promptly deliver to Landlord a true copy of the assignment or subletting consummated by Tenant and in accordance with Tenant's notice and Landlord's consent thereto but the failure of Tenant to so deliver same shall not constitute a default of Tenant under this Lease unless Tenant fails to deliver same to Landlord within ten (10) days after receipt of notice from Landlord requesting same.

12.6  PROFIT ON SUBLEASING OR ASSIGNMENT. If (i) if there shall be any
      ----------------------------------
      assignment or subleasing as to which Landlord may consent under this
      Article XII (other than an assignment or subletting permitted under
      Section 12.2 hereof) and (ii) such assignment or subletting shall occur,
                           ---
      or be continuing after the fifth (5th) annual anniversary of the
      --
      Commencement Date (the "Fifth Anniversary"), such consent shall be upon the express and further condition, covenant and agreement, and Tenant hereby covenants and agrees that, in addition to the Annual Fixed Rent, Additional Rent and other charges to be paid pursuant to this Lease, from and after the Fifth Anniversary fifty percent (50%) of the "Sublease or Assignment Profits" (hereinafter defined), if any, shall be paid to Landlord.

      The "Sublease or Assignment Profits" shall be the excess, if any, of (a) the "Sublease or Assignment Net Revenues" as hereinafter defined over (b) the Annual Fixed Rent and Additional Rent and other charges provided in this Lease; provided, however, that for purposes of calculating the Sublease or Assignment Profits under this Section during the initial Lease Term (not including any extensions, whether pursuant to Section 3.2, 3.2.1 or otherwise) there shall be subtraction from the Annual Fixed Rent the amount of $2.29 per square foot of Rentable Floor Area respecting the Premises or portion thereof being assigned or sublet; and provided further that for the purpose of calculating the Sublease or Assignment Profits in the case of a sublease, appropriate prorations in the applicable Annual Fixed Rent, Additional Rent and other charges under this Lease shall be made based on the percentage of the Premises subleased and on the terms of the sublease). The "Sublease or Assignment Net Revenues" shall be the fixed rent, additional rent and all other charges and sums paid either initially or over the term of the sublease or assignment actually received by Tenant from the subtenant or assignee, plus all other profits and
                                                ----
      increases derived by Tenant as a result of such subletting or assignment, less the reasonable out of pocket costs of Tenant actually incurred by
      ----
      Tenant in such subleasing or assignment amortized over the term of the sublease or assignment.

      All payments of the Sublease or Assignment Profits due Landlord shall be made at the time and in the manner provided for the payment of Annual Fixed Rent unless any sums paid by the sublessee or assignee constituting or forming a portion (or all) of the Sublease or Assignment Profits are paid at a time or times and/or in a manner other than the time and in the manner for the payment of Annual Fixed Rent, in which case such sums comprising a portion (or all) of the Sublease or Assignment Profits due Landlord shall be payable to Landlord at the time paid by the sublessee or assignee.

12.7  ADDITIONAL CONDITIONS. (a) It shall be a condition of the validity of any
      ---------------------
      assignment or subletting of right under Section 12.2 above, or consented to under Sections 12.3 or 12.4 above, that the assignee or sublessee agrees directly with Landlord, in form reasonably satisfactory to Landlord, to be bound by all the obligations of the Tenant hereunder, including, without limitation, the obligation to pay the rent and other amounts provided for under this Lease (but in the case of a partial subletting, such subtenant shall agree on a pro rata basis to be so bound) and the covenant against further assignment and subletting, but neither such assignment or subletting nor the agreement of said assignee or subtenant shall relieve the Tenant named herein of any of the obligations of the tenant hereunder, and Tenant shall remain fully and primarily liable therefor.

      (b) As Additional Rent, Tenant shall reimburse Landlord promptly for reasonable out of pocket legal and other costs and expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting. Any amount paid by Tenant may be credited by Tenant against Landlord's share of the Sublease or Assignment Profits.

      (c) If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may upon prior notice to Tenant, at any time and from time to time after a default of Tenant, collect rent and other charges from the assignee, sublessee or occupant and apply the net amount collected to the rent and other charges herein reserved, including the Landlord's share of the Sublease or Assignment Profits, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, sublessee or occupant as a tenant or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.

      (d) The consent by Landlord to an assignment or subletting shall in no wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting.

      (e) No assignment, subletting or use of the Premises by any third party shall affect the purpose for which the Premises may be used as stated in this Lease.


                                  ARTICLE XIII
                                  ------------

            INDEMNITY AND COMPREHENSIVE GENERAL LIABILITY INSURANCE
            -------------------------------------------------------

13.1  TENANT'S INDEMNITY. To the maximum extent this agreement may be made
      ------------------
      effective according to law, Tenant agrees to indemnify and save harmless Landlord from and against all claims of whatever nature arising from any act, omission or negligence of Tenant, or Tenant's contractors, licensees, invitees, agents, servants or employees, or arising from any accident, injury or damage whatsoever caused to any person, or to the property of any person, occurring after the date that possession of the Premises is first delivered to Tenant and until the end of the Lease Term and thereafter, so long as Tenant is in occupancy of any part of the Premises, in or about the Premises or arising from any accident, injury or damage occurring outside the Premises but within the Building, the Garage or on the Site, where such accident, injury or damage results, or is claimed to have resulted, from an act or omission on the part of Tenant or Tenant's agents or employees, licensees, invitees or independent contractors.

      This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof.

13.2  COMPREHENSIVE GENERAL LIABILITY INSURANCE. Tenant agrees to maintain in
      -----------------------------------------
      full force from the date upon which Tenant first enters the Premises for any reason, throughout the Lease Term of this Lease, and thereafter, so long as Tenant is in occupancy of any part of the Premises, a policy of broad form comprehensive general liability and property damage insurance under which Landlord (and such other persons as are in privity of estate with Landlord as may be set out in notice from time to time) and Tenant are named as insureds, and under which the insurer agrees to indemnify and hold Landlord, and those in privity of estate with Landlord, harmless from and against all cost, expense and/or liability arising out of or based upon any and all claims, accidents, injuries and damages mentioned in
      Section 13.1 of this Article XIII. Each such policy shall be non-cancelable and non-amendable with respect to Landlord and Landlord's said designees without thirty (30) days' prior notice to Landlord, and a duplicate original or certificate thereof shall be delivered to Landlord. As of the Commencement Date hereof, the minimum limits of liability of such insurance shall be as specified in Section 1.2 and from time to time during the Lease Term for such higher limits, if any, as are carried customarily in the Greater Boston Area with respect to similar properties.

13.3  LANDLORD'S INDEMNITY. Landlord agrees to indemnify and save Tenant
      --------------------
      harmless from and against injuries arising from or claimed to have arisen from the negligence of Landlord, its agents or employees occuring after the date that possession of the Premises is first delivered to Tenant and until the expiration or earlier termination of the Lease Term, provided, however that in no event shall the aforesaid indemnity render Landlord responsible or liable for any loss or damage to fixtures or personal property of Tenant and Landlord shall in no event be liable for any indirect or consequential damages; and provided, further, that the provisions of this Section shall not be applicable (i) to the holder of any mortgage now or hereafter on the Site or the Building (whether or not such holder shall be a mortgagee in possession of or shall have exercised any rights under a conditional, collateral or other assignment of leases and/or rents respecting, the Site and/or Building or (ii) any person acquiring title as a result of, or subsequent to, a foreclosure of any such mortgage or a deed in lieu of foreclosure.

13.4   NON-SUBROGATION. Any insurance carried by either party with respect to
       ---------------
       the Premises or property therein or occurrences thereon shall, if it can be so written without additional premium or with an additional premium which the other party agrees to pay, include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by such insurance to the extent of the indemnification received thereunder.

13.5   TENANT'S RISK. To the maximum extent that this agreement may be made
       -------------
       effective according to law, Tenant agrees to use and occupy the Premises and to use such other portions of the Building, the Garage or Garages, the Site and such portions of the Development Area as Tenant is herein given the right to use at Tenant's own risk; and Landlord shall have no responsibility or liability for any loss of or damage to fixtures or other personal property of Tenant.


                                  ARTICLE XIV
                                  -----------
                           FIRE, CASUALTY AND TAKING
                           -------------------------

14.0   CASUALTY INSURANCE. Landlord shall carry at all times during the Term of
       ------------------
       this Lease with respect to the Building insurance against loss or damage covered by the so-called "all risk" type insurance coverage. Such insurance shall be in an amount equal to at least the replacement value of the Building, as reasonably estimated by Landlord from time to time, and such insurance may be written with a deductible as determined by Landlord. Notwithstanding the foregoing provisions of this Section 14.0, if at any time or from time to time during the Term of this Lease (as it may be extended) "all risk" type insurance coverage shall not be available and/or if replacement value coverage shall not be available, then the type of fire and casualty insurance and the amount of such coverage shall be as determined by Landlord. Landlord may also maintain such other insurance as may from time to time be required by any mortgagee holding a first mortgage lien on the Building. Further, Landlord may also maintain such insurance against loss of Annual Fixed Rent and Additional Rent and such other risks and perils as Landlord deems proper. Any and all such insurance together with the liability insurance required or permitted to be carried under this Lease may be maintained under a blanket policy affecting other premises of Landlord and/or its affiliated business organizations.

14.1   DAMAGE RESULTING FROM CASUALTY. (A) LANDLORD'S TERMINATION RIGHT. In case
       ------------------------------  --------------------------------
       during the Lease Term (as it may have been extended) the Building or the Site are damaged by fire or other casualty, and such fire or casualty damage cannot, in the ordinary course, reasonably be expected to be repaired within one hundred eighty
(180) days from "The Date Repair Work Would Commence" (hereinafter defined), Landlord may, at its election, terminate this Lease by notice given to Tenant within sixty (60) days after the date of such fire or other casualty, specifying the effective date of termination. The effective date of termination specified by Landlord shall not be less than thirty (30) days nor more than forty-five
(45) days after the date of notice of such termination.

(B) TENANT'S TERMINATION RIGHT.  In case during the Lease Term (as it may have
------------------------------
been extended), the Building shall be damaged by fire or casualty and such fire or casualty damage to the Premises cannot reasonably be expected to be repaired or restored within one (1) year from The Date Repair Work Would Commence, then Tenant shall have the right, by giving notice to Landlord not later than thirty
(30) days after such damage, to terminate this Lease, whereupon this Lease shall terminate on the fifteenth (15th) day after Landlord's receipt of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

(C)  INSURANCE PROCEEDS.  In the event that this Lease is terminated in
-----------------------
accordance with the provisions of this Section 14.1, the insurance proceeds from the insurance carried by Landlord shall be payable to and belong to Landlord.

(D)  LEASE IN EFFECT. Unless terminated pursuant to the provisions of this
--------------------
Section 14.1, this Lease shall remain in full force and effect following any such damage subject, however, to the following provisions. For purposes of this
Section 14.1 and Section 14.2, the phrase "The Date Repair Work Would Commence" shall mean the date on which the contractor engaged by Landlord to reconstruct the Building enters the Property for the purpose of commencing such reconstruction as distinguished from the date the fire or other casualty occurs.

(E) RESTORATION.  If the Building or the Site or any part thereof are damaged by
---------------
fire or other casualty and this Lease is not so terminated, or Landlord or Tenant have no right to terminate this Lease, Landlord, promptly after such damage and the determination of the net amount of insurance proceeds Available shall use due diligence to restore the Premises in the event of damage thereto (excluding any furniture, fixtures or equipment of Tenant, or any other items installed, or paid for, by Tenant) into proper condition for use and occupation. Whether or not insurance proceeds may be available, a just proportion of the Annual Fixed Rent, the Operating Cost Excess and the Tax Excess according to the nature and extent of the injury to the Premises (measured in terms of rentable square feet) shall be abated from the date of casualty until the Premises shall have been put by Landlord substantially into such condition.

       (F) TERMINATION IF RESTORATION NOT TIMELY COMPLETED. Subject to the
       ----------------------------------------------------
       provisions of the following paragraph, where Landlord is obligated or otherwise elects to effect restoration of the Premises, unless such restoration is substantially completed within one (1) year from the date of the casualty or taking, such period to be subject, however, to extension where the delay in completion of such work is due to Landlord's Force Majeure (but in no event beyond twenty (20) months from the date of the casualty or taking), Tenant shall have the right to terminate this Lease at any time after the expiration of such one-year (as extended) period until the restoration is substantially completed, such termination to take effect as of the thirtieth (30th) day after the date of receipt by Landlord of Tenant's notice, with the same force and effect as if such date was the date originally established as the expiration date hereof unless, within such thirty (30) day period such restoration is substantially completed, in which case Tenant's notice of termination shall be of no force and effect and this Lease and the Lease Term shall continue in full force and effect.

       Notwithstanding the provisions of the immediately preceding paragraph, if the fire or casualty damage to the Premises shall be determined to be such that it cannot be repaired within one (1) year from the Date Repair Work Would Commence and if Tenant or Landlord shall not elect to
                           ---
       terminate this Lease as provided in this Section 14.1, then unless such restoration is substantially completed within one (1) year from the date that such repair or restoration work commences, Landlord being required to use due diligence as provided in the paragraph (E) of this Section 14.1), such period to be subject, however, to extension where the delay in substantial completion of such work is due to Landlord's Force Majeure, Tenant shall have the right to terminate this Lease at any time after the expiration of such one year (as extended) period until the restoration is substantially completed, such termination to take effect as of the thirtieth (30th) day after the date of receipt by Landlord of Tenant's notice, with the same force and effect as if such date was the date originally established as the expiration date hereof unless, within such thirty (30) day period such restoration is substantially completed, in which case Tenant's notice of termination shall be of no force and effect and this Lease and the Lease Term shall continue in full force and effect.

14.2   UNINSURED CASUALTY.  Notwithstanding anything to the contrary
       ------------------
       contained in this Lease, if the Building or the Premises shall be substantially damaged by fire or casualty as the result of a risk not covered by the forms of casualty insurance at the time required to be maintained by Landlord and such fire or casualty damage cannot, in the ordinary course, reasonably be expected to be repaired within ninety (90) days from The Date Repair Work Would Commence, Landlord may, at its election, terminate the Term of this Lease by notice to Tenant given within thirty (30) days after such loss. If Landlord shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

14.3   RIGHTS OF TERMINATION FOR TAKING. If the Building, or such portion
       --------------------------------
       thereof as to render the balance (if reconstructed to the maximum extent practicable in the circumstances) unsuitable for Tenant's purposes, shall be taken by condemnation or right of eminent domain, Landlord or Tenant shall have the right to terminate this Lease by notice to the other of its desire to do so, provided that such notice is given not later than thirty (30) days after Tenant has been deprived of possession. If either party shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

       Further, if so much of the Building shall be so taken that continued operation of the Building would be uneconomic, Landlord shall have the right to terminate this Lease by giving notice to Tenant of Landlord's desire to do so not later than thirty (30) days after Tenant has been derived of possession of the Premises (or such portion thereof as may be taken). If Landlord shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof. Notwithstanding the foregoing, Landlord agrees not to terminate this Lease as a result of such a taking unless Landlord terminates substantially all of the other tenants in the Building.

       Should any part of the Premises be so taken or condemned during the Lease Term hereof, and should this Lease not be terminated in accordance with the foregoing provisions, and the holder of any mortgage which includes the Premises as part of the mortgaged premises or any ground lessor of any ground lease which includes the Site as part of the demised premises allows the net condemnation proceeds to be applied to the restoration of the Building, Landlord agrees that after the determination of the net amount of condemnation proceeds available to Landlord, Landlord shall use due diligence to put what may remain of the Premises into proper condition for use and occupation as nearly like the condition of the Premises prior to such taking as shall be practicable (excluding any furniture, fixtures or equipment of Tenant, or any other items installed or paid for by Tenant). Notwithstanding the foregoing, Landlord shall not be obligated to expend for such repair and restoration any amount in excess of the net condemnation proceeds.

       If the Premises shall be affected by any exercise of the power of eminent domain, then the Annual Fixed Rent, the Operating Cost Excess and Tenant's share of real estate taxes shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by Tenant (measured in terms of rentable square feet); and in case of a taking which permanently reduces the Rentable Floor Area of the Premises, a just proportion of the Annual Fixed Rent, the Operating Cost Excess and the Tax Excess shall be abated for the remainder of the Lease Term (measured in terms of rentable square feet).

14.4   AWARD. Landlord shall have and hereby reserves and excepts, and Tenant
       -----
       hereby grants and assigns to Landlord, all rights to recover for damages to the Building, the Site and the Garage or Garages and the leasehold interest hereby created, and compensation accrued or hereafter to accrue by reason of such taking, damage or destruction, as aforesaid, and by way of confirming the foregoing, Tenant hereby grants and assigns, and covenants with Landlord to grant and assign to Landlord, all rights to such damages or compensation.

       However, nothing contained herein shall be construed to prevent Tenant from prosecuting in any such proceedings a claim for its trade fixtures so taken or relocation, moving and other dislocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable by Landlord from the taking authority.


                                  ARTICLE XV
                                  ----------
                                    DEFAULT
                                    -------

15.1   TENANT'S DEFAULT. This Lease and the term of this Lease are subject to
       ----------------
       the limitation that Tenant shall be in default if, at any time during the Lease Term, any one or more of the following events (herein called an "Event of Default" a "default of Tenant" or similar reference) shall occur and not be cured prior to the expiration of the grace period (if any) herein provided, as follows:

           (a) Tenant shall fail to pay any installment of the Annual Fixed Rent, or any Additional Rent or any other monetary amount due under this Lease on or before the date on which the same becomes due and payable, and such failure continues for ten (10) days after notice from Landlord thereof, or

           (b) Landlord having rightfully given the notice specified in (a) above to Tenant twice in any twelve (12) month period, Tenant shall fail, to pay, on any occasion within the twelve months following the giving of such second notice by Landlord, the Annual Fixed Rent, Additional Rent or any other monetary amount due under this Lease on or before the date on which the same becomes due and payable, or

           (c) Tenant shall fail to perform or observe some term or condition of this Lease which, because of its character, would immediately jeopardize Landlord's interest (such as, but without limitation, failure to maintain general liability insurance, or the employment of labor and contractors within the Premises which interfere with Landlord's work, in violation of Section 4.4 or Section 9.3), and such failure continues for three (3) days after notice from Landlord to Tenant thereof, or

(d) Tenant shall fail to perform or observe any other requirement, term, covenant or condition of this Lease (not hereinabove in this Section 15.1 specifically referred to) on the part of Tenant to be performed or observed and such failure shall continue for thirty (30) days after notice thereof from Landlord to Tenant, or if said default shall reasonably require longer than thirty (30) days to cure, if Tenant shall fail to commence to cure said default within thirty (30) days after receipt of notice thereof and/or fail to continuously prosecute the curing of the same to completion with due diligence; or

(e) The estate hereby created shall be taken on execution or by other process of law, or

(f) Tenant shall make an assignment or trust mortgage arrangement, so-called, for the benefit of its creditors, or

(g) Tenant shall judicially be declared bankrupt or insolvent according to law, or

(h) A receiver, guardian, conservator, trustee in involuntary bankruptcy or other similar officer is appointed to take charge of all or any substantial part of Tenant's property by a court of competent jurisdiction, or

(i) Any petition shall be filed against Tenant in any court, whether or not pursuant to any statute of the United States or of any State, in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceeding, and such proceedings shall not be fully and finally dismissed within sixty (60) days after the institution of the same; or

(j) Tenant shall file any petition in any court, whether or not pursuant to any statute of the United States or any State, in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceeding; or

(k) At Landlord's sole option if elected by written notice to Tenant, if Tenant otherwise abandons or vacates the Premises for more than sixty (60) days.

15.2   TERMINATION; RE-ENTRY. Upon the happening of any one or more of the
       ---------------------
       aforementioned Events of Default (notwithstanding any license of a former breach of covenant or waiver of the benefit hereof or consent in a former instance), Landlord or Landlord's agents or servants may give to Tenant a notice (hereinafter called "notice of termination") terminating this Lease on a date specified in such notice of termination (which shall be not less than five (5) days after the date of the mailing of such notice of termination), and this Lease and the Lease Term, as well as any and all of the right, title and interest of the Tenant hereunder, shall wholly cease and expire on the date set forth in such notice of termination in the same manner and with the same force and effect as if such date were the date originally specified herein for the expiration of the Lease Term, and Tenant shall then quit and surrender the Premises to Landlord. Notwithstanding the foregoing, if there shall occur an Event of Default not cured within any applicable notice and/or cure period provided for in Section 15.1 and if Tenant shall fully cure such Event of Default prior to the date Landlord sends to Tenant a notice of termination under this Section 15.2, Landlord shall be deemed to have accepted such cure; provided, however, that Tenant shall have no right to require Landlord to accept a cure after the date Landlord gives Tenant such a termination notice hereunder.

       In addition or as an alternative to the giving of such notice of termination, Landlord or Landlord's agents or servants may, by any suitable action or proceeding at law, immediately or at any time thereafter re-enter the Premises and remove therefrom Tenant, its agents, employees, servants, licensees, and any subtenants and other persons, and all or any of its or their property therefrom, and repossess and enjoy the Premises, together with all additions, alterations and improvements thereto; but, in any event under this Section 15.2, Tenant shall remain liable as hereinafter provided.

       The words "re-enter" and "re-entry" as used throughout this Article XV are not restricted to their technical legal meanings.

15.3   CONTINUED LIABILITY; RE-LETTING. If this Lease is terminated or if
       -------------------------------
       Landlord shall re-enter the Premises as aforesaid, or in the event of the termination of this Lease, or of re-entry, by or under any proceeding or action or any provision of law by reason of an Event of Default hereunder on the part of Tenant, Tenant covenants and agrees forthwith to pay and be liable for, on the days originally fixed herein for the payment thereof, amounts equal to the several installments of Annual Fixed Rent, all Additional Rent and other charges reserved as they would, under the terms of this Lease, become due if this Lease had not been terminated or if Landlord had not entered or re-entered, as aforesaid, and whether the Premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the Lease Term, or for the whole thereof, but, in the event the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent and other charges received by

       Landlord in reletting, after deduction of all reasonable expenses incurred in reletting the Premises (including, without limitation, remodeling costs, brokerage fees and the like), and in collecting the rent in connection therewith, in the following manner:

       Amounts received by Landlord after reletting shall first be applied against such Landlord's expenses, until the same are recovered, and until such recovery, Tenant shall pay, as of each day when a payment would fall due under this Lease, the amount which Tenant is obligated to pay under the terms of this Lease (Tenant's liability prior to any such reletting and such recovery not in any way to be diminished as a result of the fact that such reletting might be for a rent higher than the rent provided for in this Lease); when and if such expenses have been completely recovered, the amounts received from reletting by Landlord as have not previously been applied shall be credited against Tenant's obligations as of each day when a payment would fall due under this Lease, and only the net amount thereof shall be payable by Tenant. Further, Tenant shall not be entitled to any credit of any kind for any period after the date when the term of this Lease is scheduled to expire according to its terms.

15.4   LIQUIDATED DAMAGES. Landlord may elect, as an alternative, to have Tenant
       ------------------
       pay liquidated damages, which election may be made by notice given to Tenant at any time after the termination of this Lease under Section 15.2, above, and whether or not Landlord shall have collected any damages as hereinbefore provided in this Article XV, and in lieu of all other such damages beyond the date of such notice. Upon such notice, Tenant shall promptly pay to Landlord, as liquidated damages, in addition to any damages collected or due from Tenant from any period prior to such notice, such a sum as at the time of such notice represents the amount of the excess, if any, of (a) the discounted present 1/2 value, at a discount rate of 7%, of the Annual Fixed Rent, Additional Rent and other charges which would have been payable by Tenant under this Lease for the remainder of the Lease Term if the Lease terms had been fully complied with by Tenant, over and above (b) the discounted present value, at a discount rate of 7%, of the Annual Fixed Rent, Additional Rent and other charges that would be received by Landlord if the Premises were re-leased at the time of such notice for the remainder of the Lease Term at the fair market value (including provisions regarding periodic increases in Annual Fixed Rent if such are applicable) prevailing at the time of such notice.

       For the purposes of this Article, if Landlord elects to require Tenant to pay liquidated damages in accordance with this Section 15.4, the total rent shall be computed by assuming the Tenant's share of real estate taxes under Section 6.1 and the Operating Cost Excess under Section 7.4 to be the same as were payable for the twelve (12) calendar months (or if less than twelve calendar months have been elapsed since the date hereof, the partial year) immediately preceding such termination of re-entry.

       Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceeds in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

15.5   WAIVER OF REDEMPTION. Tenant, for itself and any and all persons claiming
       --------------------
       by, through or under Tenant, including its creditors, upon the termination of this Lease and of the term of this Lease in accordance with the terms of this Lease, or in the event of entry of judgment for the recovery of the possession of the Premises in any action or proceeding, or if Landlord shall enter the Premises by process of law or otherwise, hereby waives any right of redemption provided or permitted by any statute, law or decision and does hereby waive, surrender and give up all rights or privileges which it or they may or might have under and by reason of any law or decision, to redeem the Premises or for a continuation of this Lease for the term of this Lease hereby demised after having been dispossessed or ejected therefrom by process of law, or otherwise.

15.6   LANDLORD'S DEFAULT. Landlord shall in no event be in default in the
       ------------------
       performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default, after notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation, Landlord agreeing to diligently pursue the cure and correction of such default.


                                  ARTICLE XVI
                                  -----------
                           BANKRUPTCY OR INSOLVENCY
                           ------------------------

16.1   CHAPTER 7 PROCEEDINGS. If the Tenant shall become a debtor under Chapter
       ---------------------
       7 of the Bankruptcy Code and Tenant's trustee or Tenant shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may be made only if all of the provisions of Sections 16.2 and 16.4 of this Article XVI are satisfied. If Tenant or Tenant's trustee shall fail to elect to assume this Lease within sixty
       (60) days after the filing of a petition, or such additional time as provided by the court within such 60-day period (or such different period as is permitted by applicable bankruptcy law), this Lease shall be deemed to have been rejected. Immediately thereupon, Landlord shall be entitled to possession of the Premises without further obligation to Tenant or Tenant's trustee and this Lease shall terminate, but Landlord's right to be compensated for damages (including, without limitation, damages pursuant to Article XV), in any such proceeding shall survive.

16.2   CHAPTER 11 PROCEEDINGS. If a petition for reorganization or adjustment of
       ----------------------
       debts is filed concerning Tenant under Chapter 11 of the Bankruptcy Code, or a proceeding is filed under Chapter 7 of the Bankruptcy Code and is transferred to Chapter 11, Tenant's trustee or Tenant, as debtor-in-possession, must elect to assume this Lease within the earlier of (i) confirmation of the plan and (ii) one hundred twenty (120) days from the date of the filing of the petition under Chapter 11 or such transfer thereto or Tenant's trustee or Tenant, as debtor-in-possession, shall be deemed to have rejected this Lease. If Tenant's trustee or Tenant, as debtor-in-possession, has failed to perform all of Tenant's obligations under this Lease within the time periods (excluding grace periods) required for such performance, no election by Tenant's trustee or by Tenant, as debtor-in-possession, to assume this Lease, whether under Chapter 7 or Chapter 11, shall be effective unless each of the following conditions has been satisfied:

           (a) Tenant's trustee or Tenant, as debtor-in-possession, has cured, or has provided Landlord with Assurance (hereinafter defined) that it will cure (i) all monetary defaults under this lease within ten (10) days from the date of such assumption, and (ii) all nonmonetary defaults under this lease within thirty (30) days from the date of such assumption; and

           (b) Tenant's trustee or Tenant, as debtor-in-possession, has provided Landlord with Assurance of the future performance of each of the obligations under this Lease of Tenant, Tenant's trustee or Tenant, as debtor-in-possession, and has (i) deposited with Landlord, as security for the timely payment of rent hereunder, an amount equal to one annual installment of Annual Fixed Rent which Tenant was obligated to pay to Landlord under this Lease during the Lease Year in which such default occurred, and (ii) paid in advance to Landlord Tenant's annual obligations for Additional Rent and all other monetary charges payable by Tenant under this Lease. The obligations imposed upon Tenant's trustee or Tenant, as debtor-in-possession, shall continue with respect to Tenant or any assignee of Tenant's interests in this Lease after the completion of bankruptcy proceedings.

       For purposes of this Section 16.2, Landlord and Tenant acknowledge that "Assurance" shall mean no less than: (i) Tenant's trustee or Tenant, as debtor-in-possession, has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administration expenses to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease, and (ii) the Bankruptcy Court shall have entered an order segregating sufficient cash payment to Landlord, or Tenant's trustee or Tenant, as debtor-in-possession, or shall have granted a valid and perfected first lien and security interest and mortgage in property of Tenant, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of Tenant's trustee or Tenant, as debtor-in-possession, to cure defaults under this Lease, both monetary and nonmonetary, within the time period set forth above.

16.3   BANKRUPTCY EVENT FOLLOWING LEASE ASSUMPTION. If this Lease is assumed in
       -------------------------------------------
       accordance with the provisions of Section 16.2 and thereafter Tenant is liquidated or files or has filed against it a subsequent petition for reorganization or adjustment of debts under Chapter 11 of the Bankruptcy Code, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder, by giving Tenant notice of its election to so terminate within thirty (30) days after the occurrence of either of such events.

16.4   LEASE ASSIGNMENT FOLLOWING LEASE ASSUMPTION. If Tenant's trustee or
       -------------------------------------------
       Tenant, as debtor-in-possession, has assumed this Lease pursuant to the terms and provisions of Sections 16.1 and 16.2 of this Article for the purpose of assigning (or elects to assign) this Lease, this Lease may be so assigned only if the proposed assignee has provided adequate assurance of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant. As used herein, "adequate assurance of future performance" shall mean that all of the following conditions have been satisfied:

           (a) the proposed assignee has furnished Landlord with either (i) a current financial statement audited by a certified public accountant indicating a net worth and working capital in amounts which Landlord reasonably determines to be sufficient to assure the future performance by such assignee of Tenant's obligations under this Lease, or (ii) a guaranty or guaranties in form and substance satisfactory to Landlord from one or more persons or entities with aggregate net worth which Landlord reasonably determines to be sufficient to assure the future performance by such assignee of Tenant's obligations under this Lease; and

           (b) Landlord has obtained all consents or waivers from others required under any lease, mortgage, financing agreement or other agreement by which Landlord is bound to permit Landlord to consent to such assignment.

16.5   USE AND OCCUPANCY CHARGES. When, pursuant to the Bankruptcy Code,
       -------------------------
       Tenant's trustee or Tenant, as debtor-in-possession, shall be obliged to pay reasonable use and occupancy charges for the use of the Premises, such charges shall not be less than the Annual Fixed Rent which Tenant is obligated to pay to Landlord under this Lease, plus all Additional Rent and all other monetary charges payable by Tenant under this Lease.

16.6   FURTHER PROVISIONS. Neither the whole nor any portion of Tenant's
       ------------------
       interest in this Lease or its estate in the Premises shall pass to any United States trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person of property of Tenant, unless Landlord shall have consented to such transfer in writing. No acceptance by Landlord of rent or any other payments from any United States trustee, receiver, assignee, person or other entity shall be deemed to constitute such consent by Landlord, nor shall it be deemed a waiver of Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.


                                 ARTICLE XVII
                                 ------------
                           MISCELLANEOUS PROVISIONS
                           ------------------------

17.1   WAIVER. Failure on the part of Landlord or Tenant to complain of any
       ------
       action or non-action on the part of the other, no matter how long the same may continue, shall never be a waiver by Tenant or Landlord, respectively, of any of its rights hereunder.

       Further, no waiver at any time of any of the provisions hereof by Landlord or Tenant shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of Landlord or Tenant to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary Landlord's or Tenant's consent or approval to or of any subsequent similar act by the other.

       No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant. Further, the acceptance by Landlord of Annual Fixed Rent, Additional Rent or any other charges paid by Tenant under this Lease shall not be or be deemed to be a waiver by Landlord of any default by Tenant, whether or not Landlord knows of such default, except for such defaults as to which such payment relates.

17.2   CUMULATIVE REMEDIES. The specific remedies to which Landlord and Tenant
       -------------------
       may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress which they may be lawfully entitled to seek in case of any breach or threatened breach of any provisions of this

       Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to seek specific performance of any such covenants, conditions or provisions, provided, however, that the foregoing shall not be construed as a confession of judgment by Tenant.

17.3   QUIET ENJOYMENT. Landlord agrees that, upon Tenant's paying the Annual
       ---------------
       Fixed Rent, Additional Rent and other charges herein reserved, and performing and observing the covenants, conditions and agreements hereof upon the part of Tenant to be performed and observed, Tenant shall and may peaceably hold and enjoy the Premises during the term of this Lease (as it may be extended), without interruption or disturbance from Landlord or persons claiming through or under Landlord, subject, however, to the terms of this Lease. This covenant shall be construed as running with the land to and against subsequent owners and successors in interest, and is not, nor shall it operate or be construed as, a personal covenant of Landlord, except to the extent of the Landlord's interest in the Premises, and this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and upon such subsequent owners and successors in interest of Landlord's interest under this Lease, to the extent of their respective interests, as and when they shall acquire same and then only for so long as they shall retain such interest.

17.4   SURRENDER. (A) No act or thing done by Landlord during the Lease Term
       ---------
       shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises as an acceptance of a surrender of the Premises prior to the termination of this Lease. The foregoing shall in no way preclude the delivery of keys to Landlord or its agents in its (or their) capacity as managing agent or for purpose of emergency access.

       However, in no event shall the delivery of keys to any employee of Landlord or of Landlord's agents operate as a termination of the Lease or a surrender of the Premises.

       (B) Upon the expiration or earlier termination of the Lease Term, Tenant shall surrender the Demised Premises to Landlord, in the condition as required by Sections 8.1 and 9.5, first removing all goods and effects of Tenant and completing such other removals as may be permitted or required pursuant to Section 9.5.

17.5   BROKERAGE. (A) Tenant warrants and represents that Tenant has not dealt
       ---------
       with any broker in connection with the consummation of this Lease other than the Brokers designated in Section 1.2 hereof; and in the event any claim is made against the Landlord relative to dealings with parties other than the Brokers designated in Section 1.2 hereof, Tenant shall defend the claim against Landlord with counsel of Landlord's selection and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

       (B) Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Lease other than the Brokers designated in Section 1.2 hereof; and in the event any claim is made against the Tenant relative to dealings by Landlord with parties other than the Brokers designated in Section 1.2 hereof, Landlord shall defend the claim against Tenant with counsel of Landlord's selection, subject to approval by Tenant which shall not be unreasonably withheld, and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim. Landlord agrees that it shall be solely responsible for the payment of brokerage commissions to the Brokers designated in Section 1.2 hereof.

17.6   INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this
       -----------------------------------
       Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

17.7   PROVISIONS BINDING, ETC. The obligations of this Lease shall run with the
       -----------------------
       land, and except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant, but has reference only to those instances in which Landlord may have later given consent to a particular assignment as required by the provisions of Article XII hereof.

17.8   RECORDING. Each of Landlord and Tenant agree not to record the within
       ---------
       Lease, but each party hereto agrees, on the request of the other, to execute a so-called Notice of Lease or short form lease in form recordable and complying with applicable law and reasonably satisfactory to Landlord's and Tenant's attorneys. In no event shall such document set forth the rent or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease.

17.9   (A) NOTICES AND TIME FOR ACTION. Whenever, by the terms of this Lease,
           ---------------------------
       notice shall or may be given either to Landlord or to

       Tenant, such notices shall be in writing and shall be sent by hand, registered or certified mail, or by United States Postal Service Express Mail, Federal Express or other similar overnight commercial courier or by same day commercial courier, postage or delivery charges, as the case may be, prepaid as follows:

           If intended for Landlord, addressed to Landlord at the address set forth on the first page of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Landlord by like notice).

           If intended for Tenant, addressed to Tenant at the "Present Mailing Address of Tenant" (set forth in Section 1.2 hereof) until Tenant shall first occupy the Initial Premises and thereafter at the address of the Building Attention: President with a copy to the Chief Financial Officer of Tenant and with a copy to Jeffrey M. Freedman, Esquire, Brown, Rudnick, Freed & Gesmer, One Financial Center, Boston, Massachusetts 02111 (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice).

       Except as otherwise provided herein, all such notices shall be effective when received; provided, that if receipt is refused, notice shall be effective upon the first occasion that such receipt is refused.

       Where provision is made for the attention of an individual or department, the notice shall be effective only if the wrapper in which such notice is sent is addressed to the attention of such individual or department.

       Time is of the essence with respect to any and all notices and periods for giving of notice or taking any action thereto under this Lease.

       (B) RELIANCE BY TENANT. Tenant shall have the right to rely on any
           ------------------
       notice, document, instrument or other writing executed (i) by any Trustee of Landlord, (ii) by any officer of Boston Properties on behalf of Landlord and (iii) after a transfer of the Landlord's interest in this Lease by any trustee, partner, officer or principal of such successor landlord.

17.10  WHEN LEASE BECOMES BINDING. Employees or agents of Landlord have no
       --------------------------
       authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by written agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof.

17.11  PARAGRAPH HEADINGS. The paragraph headings throughout this instrument are
       ------------------
       for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

17.12  RIGHTS OF MORTGAGEE. This Lease shall be subject and subordinate to any
       -------------------
       mortgage now or hereafter on the Site or the Building, or both, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor, provided that the holder of such mortgage agrees to recognize the rights of Tenant under this Lease upon the payment of Annual Fixed Rent, Additional Rent and all other charges payable by Tenant under this Lease and the performance by Tenant of Tenant's obligations hereunder in which event Tenant shall agree to attorn to such mortgage holder and its successors and assigns as its Landlord and to perform and observe all of the tenant obligations hereunder in the event such mortgagee (or its successors or assigns) succeeds to the interest of the Landlord under this Lease. In confirmation of such subordination and recognition, Tenant shall execute and deliver promptly such instruments of subordination as such mortgagee may reasonably request, subject to receipt of such instruments of recognition from such mortgagee as Tenant may reasonably request. In the event that any mortgagee or its respective successor in title shall succeed to the interest of Landlord, then this Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee or successor and to recognize such mortgagee or successor as its landlord. If any holder of a mortgage which includes the Premises, executed and recorded prior to the Date of this Lease, shall so elect, this Lease, and the rights of Tenant hereunder, shall be superior in right to the rights of such holder, with the same force and effect as if this Lease had been executed, delivered and recorded, or a statutory notice hereof recorded, prior to the execution, delivery and recording of any such mortgage. The election of any such holder shall become effective upon either notice from such holder to Tenant in the same fashion as notices from Landlord to Tenant are to be given hereunder or by the recording in the appropriate registry or recorder's office of an instrument in which such holder subordinates its rights under such mortgage to this Lease.

17.13  RIGHTS OF GROUND LESSOR. If Landlord's interest in property (whether land
       -----------------------
       only or land and buildings) which includes the Premises is acquired by another party and simultaneously leased back to Landlord herein, the holder of the ground lessor's interest in such lease shall enter into a recognition agreement with Tenant simultaneously with the sale and leaseback, wherein the ground lessor will agree to recognize the rights of Tenant under this Lease upon the payment of Annual Fixed Rent,

       Additional Rent and all other charges payable by Tenant under this Lease and the performance by Tenant of Tenant's obligations hereunder, and wherein Tenant shall agree to attorn to such ground lessor and its successors and assigns as its Landlord and to perform and observe all of the tenant obligations hereunder in the event such ground lessor succeeds to the interest of Landlord hereunder under such ground lease. Landlord hereby represents that as of the date of this Lease Landlord has not entered into any such ground lease transaction.

17.14  NOTICE TO MORTGAGEE AND GROUND LESSOR. After receiving notice from any
       -------------------------------------
       person, firm or other entity that it holds a mortgage which includes the Premises as part of the mortgaged premises, or that it is the ground lessor under a lease with Landlord as ground lessee which includes the Premises as a part of the Premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such holder or ground lessor at the address as specified in said notice (as it may from time to time be changed), and the curing of any of Landlord's defaults by such holder or ground lessor within a reasonable time after such notice shall be treated as performance by Landlord. For the purposes of this Section 17.14, the term "mortgage" includes a mortgage on a leasehold interest of Landlord (but not one on Tenant's leasehold interest).

17.15  ASSIGNMENT OF RENTS. With reference to any assignment by Landlord of
       -------------------
       Landlord's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage or ground lease on property which includes the Premises, Tenant agrees:

           (a) That the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage, or the ground lessor, shall never be treated as an assumption by such holder or ground lessor of any of the obligations of Landlord hereunder, unless such holder, or ground lessor, shall, by notice sent to Tenant, specifically otherwise elect; and

           (b) That, except as aforesaid, such holder or ground lessor shall be treated as having assumed Landlord's obligations hereunder only upon foreclosure of such holder's mortgage and the taking of possession of the Premises, or, in the case of a ground lessor, the assumption of Landlord's position hereunder by such ground lessor. In no event shall the acquisition of title to the Building and the land on which the same is located by a purchaser which, simultaneously therewith, leases the entire Building or such land back to the Seller thereof be treated as an assumption, by operation of law or otherwise, of Landlord's obligations hereunder, but Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord's obligations hereunder. In any such event, this Lease shall be subject and subordinate to the lease to such purchaser provided that such purchaser-lessor agrees to recognize the right of Tenant to use and occupy the Demised Premises upon the payment of Annual Fixed Rent, Additional Rent and all other charges payable by Tenant under this Lease and the performance by Tenant of Tenant's obligations under this Lease. For all purposes, such seller-lessee, and its successors in title, shall be the landlord hereunder unless and until Landlord's position shall have been assumed by such purchaser-lessor.

17.16  STATUS REPORT. Recognizing that both parties may find it necessary to
       -------------
       establish to third parties, such as accountants, banks,. mortgagees or the like, the then current status of performance hereunder, either party, on the request of the other made from time to time, will promptly furnish to Landlord, or the holder of any mortgagee encumbering the Premises, or to Tenant, as the case may be, a statement of the status of any matter pertaining to this Lease, including, without limitation, acknowledgments that (or the extent to which) each party is in compliance with its obligations under the terms of this Lease. Any such statement delivered by Tenant or Landlord pursuant to this Section 17.16 may be relied upon by any prospective purchaser or mortgagee of the Premises or any prospective assignee of any mortgagee of the Premises or by any other party for whom Landlord or Tenant may require such statement.

17.17  (A) LANDLORD'S SELF-HELP. If Tenant shall at any time fail to make any
           --------------------
       payment or perform any act which Tenant is obligated to make or perform under this Lease and (except in the case of emergency) if the same continues unpaid or unperformed beyond applicable grace periods, then Landlord may, but shall not be obligated so to do, after ten (10) days' notice to and demand upon Tenant, or without notice to or demand upon Tenant in the case of any emergency, and without waiving, or releasing Tenant from, any obligations of Tenant in this Lease contained, make such payment or perform such act which Tenant is obligated to perform under this Lease in such manner and to such extent as may be reasonably necessary, and, in exercising any such rights, pay any reasonably necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys' fees. All sums so paid by Landlord and all reasonable and necessary costs and expenses of Landlord incidental thereto, together with interest thereon at the annual rate equal to the sum of (a) the Base Rate from time to time announced by Bank of Boston as its Base Rate and (b) two percent (2%), from the date of the making of such expenditures by Landlord, shall be deemed to be Additional Rent and, except as otherwise in this Lease expressly provided, shall be payable to the Landlord on demand, and if not promptly paid shall be added to any rent then due or thereafter becoming due under this Lease, and Tenant covenants to pay any such sum or sums with interest as aforesaid, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of Annual Fixed Rent.

17.17 (B) TENANT'S SELF HELP. In the event Landlord fails to make such repairs as are required of Landlord under Sections 7.1 or 7.2 within thirty (30) days after written notice from Tenant to Landlord and to the holder of any mortgage on the Property specifying the nature of such repairs or if such repairs are of the type which cannot be made within such thirty (30) days, then if Landlord or the holder of any such mortgage (at the option of such mortgagee) fails to (i) commence making such repairs within thirty (30) days after such written notice from Tenant and (ii) thereafter prosecute such repairs to completion with due diligence given the nature of such repairs, then thereafter at any time prior to Landlord's commencing such repairs, Tenant may, but need not, make such repairs and may make a demand on Landlord for payment of the reasonable cost thereof. If within thirty (30) days receipt of such demand, Landlord shall not have paid same, then Tenant shall have the right to bring suit in a court of competent jurisdiction in the Commonwealth of Massachusetts seeking payment of the sum so claimed in Tenant's demand. However, in no event shall Tenant have the right to offset against, withhold or deduct from Annual Fixed Rent, or any Additional Rent or other charge payable under this Lease nor shall Landlord's failure to pay Tenant's demand be a default of Landlord or give Tenant the right to terminate this Lease, Tenant's right being to bring suit as aforesaid.

       Notwithstanding the provisions of the immediately proceeding paragraph, if the fire or casualty damage to the Premises shall be determined to be such that it cannot be repaired within one (1) year from the Date Repair Work Would Commence and if Tenant or Landlord shall not elect to
                           ---
       terminate this Lease as provided in this Section 14.1, then unless such restoration is substantially completed within one (1) year from the date that such repair or restoration work commences, Landlord being required to use due diligence as provided in the fourth paragraph of this Section 14.1), such period to be subject, however, to extension where the delay in substantial completion of such work is due to Landlord's Force Majeure, Tenant shall have the right to terminate this Lease at any time after the expiration of such one year (as extended) period until the restoration is substantially completed, such termination to take effect as of the thirtieth (30th) day after the date of receipt by Landlord of Tenant's notice, with the same force and effect as if such date was the date originally established as the expiration date hereof unless, within such thirty (30) day period such restoration is substantially completed, in which case Tenant's notice of termination shall be of no force and effect and this Lease and the Lease Term shall continue in full force and effect.

17.18  HOLDING OVER. Any holding over by Tenant after the expiration of the term
       ------------
       of this Lease shall be treated as a tenancy at sufferance at one and one half (1.50) times the rents and other charges herein (prorated on a daily basis) and shall otherwise be on the terms and conditions set forth in this Lease, as far as applicable; provided, however, that there shall be no options to extend the Lease Term.

17.19  ENTRY BY LANDLORD. Landlord, and its duly authorized representatives,
       -----------------
       shall, upon reasonable prior notice (except in the case of emergency), have the right to enter the Premises at all reasonable times (except at any time in the case of emergency) for the purposes of inspecting the condition of same and making such repairs, alterations, additions or improvements thereto as may be necessary if Tenant fails to do so as required hereunder (but the Landlord shall have no duty whatsoever to make any such inspections, repairs, alterations, additions or improvements except as otherwise provided in Sections 4.2, 4.3, 7.1 and 7.2), and to show the Premises to prospective tenants during the twelve
       (12) months preceding expiration of the term of this Lease as it may have been extended and at any reasonable time during the Lease Term to show the Premises to prospective purchasers and mortgagees.

17.20  TENANT'S PAYMENTS. Each and every payment and expenditure due from Tenant
       -----------------
       under this Lease, other than Annual Fixed Rent, shall be deemed to be Additional Rent hereunder, whether or not the provisions requiring payment of such amounts specifically so state, and shall be payable, unless otherwise provided in this Lease, within ten (10) days after written demand by Landlord, and in the case of the nonpayment of any such amount, Landlord shall have, in addition to all of its other rights and remedies, all the rights and remedies available to Landlord hereunder or by law in the case of non-payment of Annual Fixed Rent. Unless expressly otherwise provided in this Lease, the performance and observance by Tenant of all the terms, covenants and conditions of this Lease to be performed and observed by Tenant shall be at Tenant's sole cost and expense.

17.21  COUNTERPARTS. This Lease may be executed in several counterparts, each of
       ------------
       which shall be deemed an original, and such counterparts shall constitute but one and the same instrument.

17.22  ENTIRE AGREEMENT. This Lease constitutes the entire agreement between the
       ----------------
       parties hereto and affiliates of Landlord with respect to the subject matter hereof and thereof and supersedes all prior dealings between them with respect to such subject matter, and there are no verbal or collateral understandings, agreements, representations or warranties not expressly set forth in this Lease and such Agreement to Lease. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant, unless reduced to writing and signed by the party or parties to be charged therewith.

17.23  LANDLORD LIABILITY. Tenant shall neither assert nor seek to enforce any
       ------------------
       claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Building, and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that neither Landlord, nor any successor holder of Landlord's interest hereunder, nor any beneficiary of any Trust of which any person from time to time holding Landlord's interest is Trustee, nor any such Trustee, shall ever be personally liable for any such liability. This paragraph shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors-in-interest, or to take any other action which shall not involve the personal liability of Landlord, or of any successor holder of Landlord's interest hereunder, or of any beneficiary of any trust of which any person from time to time holding Landlord's interest is Trustee, or of any such Trustee, to respond in monetary damages from Landlord's assets other than Landlord's interest in said Demised Premises, as aforesaid. In no event shall Landlord ever be liable for any indirect or consequential damages.

17.24  NO PARTNERSHIP. The relationship of the parties hereto is that of
       --------------
       landlord and tenant and no partnership, joint venture or participation is hereby created.

17.25  CERTAIN ADJUSTMENTS.  (A) Notwithstanding the provisions of Section 6.2
       -------------------
       and Section 7.5 of this Lease, unless and until the sum total of (i) the proportionate share of Landlord's Tax Expenses Allocable to the Premises (defined in Section 6.1) with respect to any Lease Year of the Lease Term and (ii) Operating Expenses Allocable to the Premises (as defined in
       Section 7.5 and assuming tenant electricity charges are being reallocated and paid for pursuant to the first sentence of Section 5.2), with respect to any Lease Year of the Lease Term exceed on a calendar year basis (adjusted proportionately for any Lease Year less than a full calendar year) the total of $6.50 per square foot of Rentable Floor Area of the Initial Premises (the "Combined Base per Square Foot"), Landlord shall provide Tenant with a special credit such that Tenant shall not be obligated or liable for any payment of Tax Excess (defined in Section 6.2) or of Operating Cost Excess (defined in Section 7.5) during any such Lease Year. Further, Tenant's obligation to pay Tax Excess and Operating Excess in regard to the Initial Premises in any Lease Year shall be to the extent, and only to the extent, that the total of Landlord's Tax Expenses Allocable to the Premises and the Operating Cost Expenses Allocable to the Premises exceed the Combined Base per Square Foot as aforesaid.

       By way of example (but not limitation), if in a given calendar year Landlord's Tax Expense Allocable to the Premises were $1.00 per square foot of the Rentable Floor Area of the Initial Premises and Operating Expenses Allocable to the Premises (assuming reallocation of electricity charges pursuant to Section

       5.2) were $5.50 per square foot of Rentable Floor Area of the Initial Premises, then the total of such tax and operating charges for such period would be $6.50 per square foot and there would be no payment due from Tenant under Section 7.5 since said total did not exceed the Combined Base per Square Foot, notwithstanding that the Operating Expense Allocable to the Premises of $5.50 per square foot exceeded the base figure of $3.50 per square foot set forth in the first sentence of
       Section 7.5 (A) and notwithstanding that there would be an Operating Cost Excess of $2.00 per square foot otherwise due and payable pursuant to the provisions of said Section 7.5 (A). In similar fashion, if during such period Operating Expenses Allocable to the Premises were $6.00 per square foot of Rentable Floor Area of the Initial Premises, and the total of such tax and operating charges were therefor $7.00 per square foot for such period, then the total amount payable by Tenant would be $.50 per square foot of Rentable Floor Area of the Initial Premises -- i.e., the excess of the $7.00 per square foot over the Combined Base per Square Foot of $6.50 per square foot --notwithstanding that the Operating Expense Allocable to the Premises of $6.00 per square foot exceeded the base figure of $3.50 per square foot set forth in Section 7.5 (A) by $2.50 and notwithstanding that there would therefor be an Operating Cost Excess of $2.50 per square foot otherwise due and payable pursuant to the provisions of said Section 7.5 (A).

       If and so long as Landlord is not allocating the cost of tenant
                                     ---
       electricity among tenants of the Building in accordance with Exhibit H, then for and during any such period the $6.50 figure set forth above shall be increased by $1.00, so that the "Combined Base per Square Foot" as defined above shall be $7.50 per square foot for such period and for any calculations made pursuant to this Section in regard to determining the limitation on Tenant's payment obligations during such period.

       (B) During any Lease Year in which the provisions of this Section 17.25 would result in Tenant's having either (a) no obligation for any payments on account of either Tax Excess or Operating Cost Excess or (b) a payment obligation less than the total of Tax Excess and Operating Cost Excess calculated separately, Landlord shall provide Tenant a written summary of Landlord's calculation related thereto, and if any payment is estimated to be due from Tenant for such Lease Year, of the amount to be paid monthly on account thereof as reasonably estimated by Landlord; and in such case Landlord shall also at the end of such Lease Year provide Tenant with a statement showing final calculations of actual Tax Excess and Operating Excess in the manner, and on the schedule, as set forth in subsection 7.5 (C) in regard to providing statements of actual operating expenses, and a suitable adjustment shall be made in the case of overpayment or underpayment in like manner as provided in said subsection
       7.5 (C).

       (C) If for any Lease Year Landlord reasonably estimates that Tenant will be obligated to make payment in full of both Tax Excess and Operating Cost Excess, then the provisions of Section 6.2 and of Section 7.5 shall be applied separately in regard to Tenant's obligations in regard to payments for Tax Excess and Operating Cost Excess; provided, however, that if, at the end of any Lease Year, a review of actual expenses determines that total payments made by Tenant for Tax Excess and Operating Cost Excess for such Lease Year exceed Tenant's obligations therefor under this Section, then any balance due Tenant as a result of such overpayment shall be credited against Annual Fixed Rent next due, or refunded to Tenant if the Lease Term has then expired and Tenant has no further obligations to Landlord.

17.26  CORPORATE SIGNAGE. Landlord shall, at its own expense, provide (i) an
       -----------------
       exterior signage pylon identifying the Building as containing the corporate headquarters of Camp Dresser & McKee Inc. and in addition, (ii) reasonable space on the Building's lobby directory consistent with the extent of space provided to other tenants in the Building. Landlord shall have the right to have such pylon sign also bear corporate signage for one (1) other tenant in the Building but Camp Dresser & McKee Inc.'s signage shall be located above that of such one (1) other tenant. The size, type and specific location of such sign shall be consistent with the standards for corporate pylon signage for other multi-tenant office buildings at Cambridge Center (as exemplified by the signage provided at Four Cambridge Center) and otherwise reasonably acceptable to both Landlord and Tenant. The right to corporate signage provided under this
       Section is specifically for Camp Dresser & McKee Inc. and shall not pass to any assignee or sublessee of this Lease, except for an assignee under
       Section 12.2 hereof. Further, at the expiration or earlier termination of the Term of this Lease as it may be extended, and also in the case of an assignment of this Lease (except for an assignment under Section 12.2 hereof) or in the event Tenant (or any assignee permitted under Section 12.2) occupies less than two (2) full floors and the Building (except in the case of a subletting permitted under Section 12.2), Landlord shall have the right to remove the signage provided to Tenant hereunder.

17.27  GOVERNING LAW. This Lease shall be governed exclusively by the provisions
       -------------
       hereof and by the law of The Commonwealth of Massachusetts, as the same may from time to time exist.

       EXECUTED as a sealed instrument in two or more counterparts by persons or officers hereunto duly authorized on the Date set forth in Section 1.2 above.

                        [SIGNATURES APPEAR ON NEXT PAGE]

WITNESS:                                LANDLORD:

/s/ Frederick DeAngelis                 /s/ David Barrett
----------------------------------      -------------------------------------
                                        DAVID BARRETT, AS TRUSTEE OF ONE
                                        CAMBRIDGE CENTER TRUST FOR HIMSELF
                                        AND CO-TRUSTEES, BUT NOT
                                        INDIVIDUALLY



ATTEST:                                 TENANT:

CAMP DRESSER & McKEE INC.               CAMP DRESSER & McKEE INC.


/s/ Paul G. Camell                      By  /s/ Joseph H. Heney
----------------------------------        -----------------------------------
Name PAUL G. CAMELL                     Name Joseph H. Heney
    ------------------------------          ---------------------------------
Title ASSISTANT CLERK                   Title CHAIRMAN OF THE BOARD
     -----------------------------           --------------------------------
                                                HEREUNTO DULY AUTHORIZED


                                                    (CORPORATE SEAL)

                                   EXHIBIT A
                                   ---------

A certain tract of land situated on the southerly side of Broadway in the City of Cambridge, in the County of Middlesex, Commonwealth of Massachusetts, bounded and described as follows:

Beginning at a Point in the southerly line of Broadway at the northwesterly corner of the Premises S 60(degrees)-30'-18"E a distance of Six Hundred Sixty-Six and Eighty-One Hundredths feet (666.81') from the Point of curvature of the southerly sideline of Broadway and the easterly line of Sixth Street; thence

S 60(degrees)-30'18" E    a distance of Two Hundred Six and Eighty-Three
                          Hundredths feet (206.83') bounding on the southerly line of Broadway to a Point; thence

Along the arc of a curve, curving to the right with a radius of Five Hundred Eighty-One and Eighty-Eight Hundredths feet (581.88'), a distance of Fifty-Five and Fifty Hundredths (55.50') to a point; thence

S 49(degrees)-20'-28" E   a distance of Seventy and No Hundredths feet (70.00')
                          along a certain parcel of land, now or formerly owned by the Cambridge Redevelopment Authority for the next four (4) courses to a point; thence

S 34(degrees)-35'-57" W   a distance of Thirty-Four and Fifty-Five Hundredths
                          feet (34.55') to a point; thence

N 81(degrees)-44'-36" W   a distance of One Hundred Ten and No Hundredths feet
                          (110.00') to a point; thence

N 05(degrees)-30'-53" E   a distance of Forty-Four and Fifty-Nine Hundredths
                          feet (44.59') to a point; thence

N 84(degrees)-29"-07" W   a distance of One Hundred Seventy-Six and Forty-One
                          Hundredths feet (176.41') to a point; thence

N 05(degrees)-34'-07" E   a distance of Twenty-Four and Five Hundredths feet
                          (24.05') along the outside face of a brick building for the next four (4) courses to a point; thence

N 84(degrees)-15'-14" W   a distance of Nine and Ninety-Five Hundredths feet
                          (9.95') to a point; thence

N 05(degrees)-29'-37" E   a distance of Fifty-Six and Ninety-Two Hundredths
                          feet (56.92') to a point; thence

S 84(degrees)-25'-46" E   a distance of Twenty and Two Hundredths feet (20.02')
                          to a point; thence

N 05(degrees)-27'-58" E   a distance of Fifty-Three and Forty-Four Hundredths
                          feet (53.44') to the point of beginning.

The above-described tract of land contains 26,325 square feet, more or less, as shown on a plan entitled "Kendall Sq. Urban Renewal Area, Cambridge, Mass."; Dated November 19, 1985, Revised June 1986; Prepared by Allen & Demurjian, Inc., Scale 1"=40'. (Sheet 1 of 4)

The Premises have appurtenant thereto and are subject to all rights, easements and restrictions of record, whether currently existing or to be hereafter created.

                                   EXHIBIT B
                               LOADING DOCK PLAN


                  [FLOOR PLAN OF MARRIOTT HOTEL APPEARS HERE]

                                   EXHIBIT C

                    TENANT PLAN REQUIREMENTS, COST APPROVAL
                           AND WORK RELEASE SCHEDULE
                    LEASE WITH CAMP, DRESSER & McKEE, INC.
                            AT ONE CAMBRIDGE CENTER


1. Landlord acknowledges receipt from Tenant of the following "Tenant's Schematic Plans" for Floors 11 and 12 of the Initial Premises:

    (A) Floor plans showing the partition and door layout for the reconstruction including specification of partition and door types and any additional information necessary to clarify the scope of demolition required to Floors 11 and 12 of the Initial Premises as currently constructed.

    (B) Location and heat load in BTU/hour of all special air conditioning and ventilation requirements.

    (C) Location of standard electrical convenience outlets and telephone outlets and location and details of special electrical outlets (e.g., copy machines), including voltage, amperage, phase and NEMA configuration of such outlets.

    (D) An outline specification indicating the scope and nature of architectural finishes and any other special requirements.

2. Tenant acknowledges receipt from Landlord of a budget estimate for the work shown on Tenant's Schematic Plans received from Tenant as acknowledged in paragraph 1, above. The parties acknowledge that this is a general scope estimate only, subject to the further development of the construction documents and the receipt of firm pricing information.

3. By May 20, 1988, Tenant shall deliver to Landlord Tenant's Design Development Plans for Floors 11 and 12 prepared in accordance with generally accepted architectural practices and standards.

4. By May 27, 1988, Landlord shall provide Tenant with a budget estimating the cost of the work as shown on Tenant's Design Development Plans, including guaranteed unit prices wherever possible for appropriate portions of the work and Landlord's good faith estimates for all other portions of the work. The budget will include general conditions at 7 1/2% of the cost of the work and overhead and fee at 15%.


                            Exhibit C - Page 1 of 5

    As Tenant proceeds with further detailed design work, Tenant will endeavor to cause Tenant's Space Planner to provide additional information and progress drawings to Landlord. To the extent practicable Landlord will, based on such information, provide Tenant with one or more revisions to the budget previously provided to Tenant under paragraph 4, above.

5. By June 20, 1988, Tenant shall deliver to Landlord final construction documents for Floor 11 of the Initial Premises, and no later than July 8, 1988, final construction documents for Floor 12 of the Initial Premises ("Tenant's Final Plans") and an authorization to proceed with work in accordance with such plans ("Tenant's Work Release").

    Tenant's Final Plans shall include at least all of the following:

        A. Floor plan indicating location of partitions and doors (details required of partition and door C types).

        B. Location of standard electrical convenience outlets and telephone outlets.

        C. Location and details of special electrical outlets (e.g., Xerox), including voltage, amperage, phase and NEMA configuration of outlets and all necessary electrical engineering drawings.

        D. Reflected ceiling plan showing layout of standard ceiling and light fixtures. Partitions to be shown lightly with switches located indicating fixtures to be controlled.

        E. Locations and details of special ceiling conditions, lighting fixtures, speakers, etc.

        F. Location and heat load in BTU/Hr. of all special air conditioning and ventilating requirements and all necessary HVAC mechanical drawings.

        G. Location and details of special structural requirements, e.g., slab penetrations and areas with floor loadings exceeding a live load of 70 lbs./s.f.

                            Exhibit C - Page 2 of 5

        H. Locations and details of all plumbing fixtures, sinks, drinking fountains, etc. and all necessary plumbing engineering drawings and fire protection engineering drawings.

        I. Location and specifications of floor coverings, e.g., vinyl tile, carpet, ceramic tile, etc.

        J. Finish schedule plan indicating wall covering, paint or paneling with paint colors referenced to standard color system.

        K. Details and specifications of special millwork, partitions, rolling doors and grilles, blackboards, shelves, etc.

        L. Hardware schedule indicating door number keyed to plan, size, hardware required including butts, latchsets or locksets, closures, stops, and any special items such as thresholds, soundproofing, etc. Keying schedule is required.

        M. Verified dimensions of all built-in equipment (file cabinets, lockers, plan files, etc.).

        N.  Location of any special soundproofing requirements.

        O. All drawings to be uniform size (30" X 42") and shall incorporate the standard project electrical and plumbing symbols and be at a scale of 1/8" = 1' or larger.

        P. Drawing submittal shall include one sepia and one blue line print of each drawing.

        Q. Specifications for all of the work shall be provided in accordance with generally accepted architectural and engineering standards and practices.

    Tenant's Work Release shall authorize Landlord to proceed with work in accordance with Tenant's Final Plans and shall acknowledge Tenant s obligation to pay the cost thereof, including (i) the cost of items included in such work as to which Landlord and Tenant have agreed as to the cost thereof, and (ii) Tenant's agreement to pay the actual cost, as reasonably determined by Landlord, of the other items included in such work.


                            Exhibit C - Page 3 of 5

6. As soon as practicable after the receipt of Tenant's Final Plan for each floor, respectively (and in any event by July 8, 1988, in regard to Floor 11, and by July 29, 1988, in regard to Floor 12, provided Tenant has met its plan delivery dates under paragraph 5, above), Landlord shall furnish to Tenant a written statement of all costs of construction work and materials necessary to complete the work described in Tenant's Final Plan for each such floor (hereinafter referred to as "Tenant Final Plan Costs"), including general conditions costs at 7 1/2% of the cost of the work and overhead and fee at 15%.

7. By July 29, 1988, in regard to Floor 11, and by August 19, 1988, in regard to Floor 12, Tenant shall notify Landlord in writing of its approval thereof and its authorization to Landlord to continue with construction in accordance with Tenant's Final Plan, and also stipulating any changes required by Tenant in Tenant's Final Plan. In the event of any such latter modifications, Landlord shall, as soon as practicable after Landlord obtains price quotations for any changes in Tenant's Final Plan, quote to Tenant all changes in Tenant Final Plan Costs resulting from said plan modifications. Tenant shall within one (1) week following the date of receipt from Landlord of such revised statement of Tenant Final Plan Costs give authorization to Landlord to continue with construction in accordance with Tenant's Final Plan as modified and said revised Tenant Plan Final Costs.

8. By March 1, 1989, Tenant shall deliver to Landlord "Tenant's Schematic Plans for the Tenth Floor Space," which shall be plans and specifications for the Tenth Floor Space meeting the same requirements as set forth in subparagraphs 1(A) through 1(D), above, for the Initial Premises exclusive of the Tenth Floor Space.

9. By May 1, 1989, Tenant shall deliver to Landlord "Tenant's Final Plans for the Tenth Floor Space," which shall be plans and specifications for the Tenth Floor Space meeting the same requirements as set forth in paragraph 5, above, for the Initial Premises exclusive of the Tenth Floor Space.

10. As soon as practicable after the receipt of Tenant's Final Plan for the Tenth Floor Space, Landlord shall furnish to Tenant a written statement of all costs of construction work and materials necessary to complete the work described in such plans ("Tenant Final Plan Costs for the Tenth Floor Space"), including general conditions costs at 7 1/2% of the costs of the work and overhead and fee at 15%.


                            Exhibit C - Page 4 of 5

11. Within twenty-one (21) days of receipt by Tenant of Landlord's statement of Tenant Final Plan Costs for the Tenth Floor Space, Tenant shall notify Landlord of either its approval thereof and its authorization to Landlord to proceed with construction, or of any changes required by Tenant in said plans. In the event of the latter modification, Landlord shall, as soon as practicable after Landlord obtains price quotations for any such changes, quote to Tenant all changes in Tenant Final Plan Costs for the Tenth Floor Space resulting from said modifications. Tenant shall within one (1) week following receipt from Landlord of such revised statement of costs give authorization to Landlord to proceed with construction in accordance with Tenant's Final Plans for the Tenth Floor Space as modified and said revised Tenant Final Plan Costs.

12. If either Landlord or Tenant shall fail to meet any of dates scheduled for submission of plans, budgets or approvals to the other under this Exhibit C, then the respective subsequent dates set for the action of the other party hereunder shall be extended for one (1) day for each day of such failure. Said extension shall be addition to any other obligations imposed for such a failure or delay under the Lease to which this Exhibit C is attached.


                            Exhibit C - Page 5 of 5

                                   EXHIBIT D
                                   ---------

                              ONE CAMBRIDGE CENTER
                              --------------------

                              LANDLORD'S SERVICES
                              -------------------

I  CLEANING
   --------
   A.   Office Area

        Daily:  (Monday through Friday, inclusive, holidays excepted.)

        l. Empty all waste receptacles and ash trays and remove waste material from the Premises; clean ash trays daily and waste receptacles as necessary.

        2.   Sweep and dust mop all uncarpeted areas using a dust-treated mop.

        3.   Vacuum all rugs and carpeted areas.

        4. Hand dust and wipe clean with treated cloths all horizontal surfaces including furniture, office equipment, window sills, door ledges, chair rails, a: convector tops, within normal reach.

        5.   Wash clean all water fountains.

        6. Remove and dust under all telephones and other furnishings (but not computer terminals or other specialized equipment) and replace same

        7.   Wipe clean all brass and other bright work.

        8.   Hand dust all grill work within normal reach.

        9. Upon completion of cleaning, turn off all lights, lock main entry doors and any other doors found locked, and leave the Premises in an orderly condition.

        Weekly:

        l.   Dust coat racks, and the like.

        2. Remove all finger marks from private entrance doors, light switches and doorways.



                            Exhibit D - Page 1 of 5

        Quarterly:

        Render high dusting not reached in daily cleaning to include:

        l. Dusting all pictures, frames, charts, graphs, and similar wall hangings.

        2. Dusting all vertical surfaces, such as walls, partitions, doors and ducts.

        3.  Dusting of all pipes, ducts, and high moldings.

        4.  Dusting of all vertical blinds.

B.      Lavatories

        Daily:  (Monday through Friday, inclusive, holidays excepted.)

        l.  Sweep and damp mop floors.

        2. Clean all mirrors, powder shelves, dispensers and receptacles, bright work, flushometers, piping, and toilet set hinges.

        3.  Wash both sides of all toilet seats

        4.  Wash all basins, bowls and urinals.

        5.  Dust and clean all powder room fixtures.

        6.  Empty and clean paper towel and sanitary disposal receptacles.

        7.  Remove waste paper and refuse.

        8. Refill tissue holders, soap dispensers, towel dispensers and vending sanitary dispensers as require materials to be furnished by Landlord.

        9.  A sanitizing solution will be used in all lavatory cleaning.

        Monthly:

        l.  Machine scrub lavatory floors.

        2.  Wash all partitions and tile wails in lavatories.


                            Exhibit D - Page 2 of 5

   C.   Main Lobby Elevators, Building Exterior and Corridors:

        Daily:  (Monday through Friday, inclusive, holidays excepted.)

        l.    Sweep and wash all floors

        2.    Wash all rubber mats.

        3. Clean elevators, wash or vacuum floors, wipe down windows and doors.

        4.    Spot clean any metal work inside lobby.

        5.    Spot clean any metal work surrounding Building Entrance doors.

        Monthly:

        All resilient tile floors in public areas to be treated equivalent to spray buffing.

   D.   Window Cleaning

        Windows of exterior walls will be washed on the inside an the outside no less than three times per year.

   E. Tenant requiring services in excess of those described and( shall request same through Landlord, and any such excess services provided shall be at Tenant's expense.

II HEATING, VENTILATING, AIR CONDITIONING
   --------------------------------------

   A. Landlord shall furnish space heating and cooling as normal seasonal changes may require to provide reasonably comfortable space temperature and ventilation for occupant of the Premises under normal business operation, daily from 8:00 A.M. to 6:00 P.M. Saturdays from 8:00 A.M. to 1:00 P.M., Sundays and holidays excepted; provided, however that Landlord shall provide air conditioning on a twenty-four (24) hour basis, seven (7) days a week, if requested by Tenant.

        If Tenant shall require heating or ventilation Outside the hours and days above specified, Landlord shall furnish such service at Tenant's expense.

   B. The air conditioning system is based upon an occupancy of not more than one person per 150 square feet of useable floor area, and upon a combined lighting and standard electrical loan not to exceed 3.0 watts per square foot of

                            Exhibit D - Page 3 of 5
        condition or introduces onto the Premises equipment which overloads the system, and/or in any other way causes the system not adequately to perform their proper functions, supplementary systems may at Landlord's option be provide by Landlord at Tenant's expense.

III  WATER
     -----

     A. Cold water at temperatures supplied by the City of Cambridge water mains for drinking, lavatory, toilet and (if the s. have been approved by Landlord for installation in the Premises, kitchen and restaurant purposes, and hot water lavatory purposes only from regular building supply at prevailing temperatures; provided, however, that Landlord may require Tenant at Tenant's expense, to install a meter or meters to measure the water supplied to any kitchen (including dishwashing) and restaurant areas in the Premises, in which case Tenant shall upon Landlord's require reimburse Landlord for the cost of the water (including heating thereof) consumed in such areas and the sewer use charges resulting therefrom.

IV   ELEVATORS
     ---------

     A. The passenger elevator system shall be in automatic operation and available to Tenant at all times except when necessary repairs or inspections are being rendered. The use of the service elevator will have to be scheduled with the Landlord and coordinated with the needs of the other tenants.

     V  ELECTRICAL SERVICE
        ------------------

     A. Landlord shall provide electric power for up to 2.0 watts per square foot of useable floor area for lighting plus l. watts per square foot of useable floor area for office machines through standard receptacles for the typical office space.

     B. Landlord, at its Option, may require separate metering and direct billing to Tenant for the electric power required for any special equipment (such as computers and reproduction equipment) that requires either 3-phase electric power or any voltage other than 120. Landlord will furnish and install at Tenant's expense all replacement lighting tubes lamps, and ballasts required by Tenant. Landlord will do lighting fixtures on a regularly scheduled basis at Tenant expense.

                            Exhibit D - Page 4 of 5

        Useable floor area as used herein means the area between central building core and the interior face of the exterior walls, unless Tenant's space includes less than the entire rentable floor area of any floor, in which case the used floor area shall mean the area within the demising walls shall exclude any common area on the floor.


                            Exhibit D - Page 5 of 5

                                   EXHIBIT E
                                   ---------

                   (MAP OF ONE CAMBRIDGE CENTER APPEARS HERE)

                             PLAN OF ELEVENTH FLOOR

                                   EXHIBIT E
                                   ---------

                   (MAP OF ONE CAMBRIDGE CENTER APPEARS HERE)

                             PLAN OF TWELFTH FLOOR

                                   EXHIBIT F
                                   ---------

                              DEVELOPMENT AREA MAP
                              --------------------

                    [MAP OF DEVELOPMENT AREA APPEARS HERE]

                         [ ] Development Area Parcel 2

                         [ ] Development Area Parcel 2

                         [ ] Development Area Parcel 2

                                   EXHIBIT G
                                   ---------

               DECLARATION FIXING THE COMMENCEMENT DATE OF LEASE
               -------------------------------------------------

     THIS AGREEMENT made this ______ day of ____________, 198 , by and between DAVID BARRETT, EDWARD H. LINDE and MORTIMER B. ZUCKERMAN, as TRUSTEES OF ONE CAMBRIDGE CENTER TRUST u/d/t dated June 13, 1985, recorded with the Middlesex South District Registry of Deeds in Book 16221, Page 413, but not individually (hereinafter "Landlord") and ________________, a ________ corporation (hereinafter "Tenant").

                         W I T N E S S E T H  T H A T:
                         - - - - - - - - - -  - - - -
     l.  This Agreement is made pursuant to Section 3.1 of that certain
Lease dated _________________, 198 , between Landlord and Tenant.
                                  -
     2.  It is hereby stipulated that the Lease Term commenced on
_______________   , 198 , (being the "Commencement Date" under the Lease), and
shall end and expire on ______________   , 198 , unless sooner terminated or
extended, as provided for in the Lease.

     WITNESS the execution hereof under seal by persons hereunto duly authorized, the date first above written.

                                LANDLORD:


                                ----------------------------------
                                AS TRUSTEE OF ONE CAMBRIDGE CENTER
                                TRUST, FOR HIMSELF AND CO-TRUSTEES
                                PURSUANT TO APPROPRIATE WRITTEN
                                DELEGATION FROM THE CO-TRUSTEES,
                                BUT NOT INDIVIDUALLY

                                TENANT:

                                ----------------------------------

ATTEST:


                                By:
                                   -------------------------------
-----------------------------   Name:
Name:                                -----------------------------
     ------------------------   Office:
Office:                                ---------------------------
       ----------------------          HEREUNTO DULY AUTHORIZED
       (Clerk-Assistant Clerk)

                                            (CORPORATE SEAL)

                                   EXHIBIT H
                                   ---------

                              ONE CAMBRIDGE CENTER

                      PROCEDURE FOR ADJUSTMENT OF COSTS OF
                        ELECTRIC POWER USAGE BY TENANTS


     This memo outlines the procedure for adjusting charges of electric power to tenants at the office building to be known a One Cambridge Center.

     1. Main electric service to this building will be provide by the local utility company (currently Cambridge Electric Lights Company) to a single main meter. All charges by the utility will be read from this meter and billed to and paid by Landlord at rates established by the utility company.

     2. All office tenants shall pay for electricity as part their rental payments, including electricity for both common areas of the building and for tenant occupied areas. Each lease shall also contain a provision making such tenant responsible its proportionate share of any increases in the cost of electricity used in the building over the base year amounts established in the lease.

      3. In order to assure that charges for electric service are apportioned fairly among tenants in relation to the relative amounts of electricity used by each tenant, additional meters (known as "check meters") will be installed by Landlord to perform periodic evaluations of electric usage to be made. On each office floor (floors 2 through 12) there will be one check meter serving all of the floor. Check meters shall be used solely for the purpose of allocating electric usage among the tenants and other occupants of the building.

     4. Each check meter shall be installed so that it will measure all of the electricity provided to the floor governed by that meter, including all lights and power in both tenant and common core areas (restrooms, corridors, HVAC equipment room etc.). This shall not, however, include the following, which shall be wired from the main building service and not through the check meters: stairwell and emergency lights; elevators; lighting and HVAC in the building lobby and main service areas; exterior lighting; and all main building mechanical systems. (Common areas on each floor, including the elevator lobby, corridors, and bathrooms, will have service through and check meters on each floor.) In addition, further modification to the number and location of check meters may be made by Landlord if required to improve the quality of information obtained thereby

                            Exhibit H - Page 1 of 3

     5. The Landlord will cause the check meters to be read periodically by its employees and will perform an analysis of information for the purpose of determining whether any adjustments are required to achieve an equitable allocation of the costs of electric service among the tenants in the building in relation to the respective amounts of usage of electricity those tenants. For this purpose, the Landlord shall, as far possible in each case, read the meters to determine usage for periods that include one or more entire periods used by the utility company for the reading of the main building meter (so that the Landlord may, in its discretion, choose periods that longer than those used by the utility company--for example, quarterly, semi-annual or annual periods).

     6.  A rent adjustment shall be made by Landlord on the following basis:

     a. The total kilowatt hour usage for the period under evaluation shall be established for each check meter and for each floor and also for the building as a where by a reading of the main building meter for that period.

     b. The cost of the total amount of electricity supplied for usage by tenants during the period (herein called "Tenant Electricity") shall be determined by multiplying the total cost of electricity as invoiced by the utility company for the same period by a fraction, the numerator of which is the total amount kilowatt hour usage as measured by all of the check meters in the building (Tenant Electricity) and the denominator of which is the total amount of kilowatt hour usage for the entire building as measured by the main building electric meter.

     c. Where one or more floors is occupied entirely by one tenant, its allocable share of Tenant Electricity cost for the period shall be determined by multiplying the total costs of Tenant Electricity by a fraction, the numerator of which is the kilowatt hour usage of tenant electricity by said tenant (calculated as the sum of kilowatt hour usage during the period measured by all check meters serving its premises) and the denominator of which is the total kilowatt hour usage of Tenant Electricity for the same period.

     d. Where a floor is occupied by more than one tenant, the cost of Tenant Electricity for that floor shall first be determined by the same procedure as set forth in

                            Exhibit H - Page 2 of 3
         paragraph (c) above, and then the allocable share of each tenant on that floor shall be determined by multiplying the cost of Tenant Electricity for that floor by a fraction, the numerator of which is the rentable area leased to each tenant (respectively for each tenant) and the denominator of which is the total rentable area under lease to tenants on said floor.

     e. Where part or all of the rentable area on a floor had been occupied for less than all of the period for which adjustments are being made, appropriate and equitable modifications shall be made to the allocation formula so that each tenant's allocable share of costs equitably reflects its period of occupancy, provided that in no event shall the total of all costs as allocated to tenants be less or greater than the total cost of Tenant Electricity for said period.

     7. The results of the cost adjustment analysis made by Landlord under paragraph (6) above shall be compared to the schedule of amounts due from tenants in regard to Tenant Electricity in accordance with the leases in effect during the period in question. Where the payment due pursuant to the lease is less than the cost as determined by the cost adjustment analysis, each tenant shall be billed for the difference by Landlord. Where the payment due pursuant to the lease is greater than the cost as determined by the cost adjustment analysis, the tenant shall be provided with a credit in the amount of such difference applicable to the rental payment next due (or, in the case of tenants no longer in occupancy, Landlord shall refund such amount to such tenants).

         In addition, where the leases call for tenants to make periodic payments to Landlord based on estimates by Landlord of their allocable share of Tenant Electricity, such estimates by Landlord shall, so far as possible, be based on the effective distribution of costs among tenants during prior periods resulting from the application of the cost adjustment procedure established herein.

     8. All costs of electricity billed to Landlord through the main electric meter for use in and around the building other than the costs of Tenant Electricity allocated pursuant to the procedures established herein, shall be treated as part of the Operating Expenses for the Property for purposes of determining the allocation of those costs.

                            Exhibit H - Page 3 of 3

                                   EXHIBIT I
                                   ---------

                 BROKER DETERMINATION OF PREVAILING MARKET RENT
                 ----------------------------------------------


     Where in the Lease to which this Exhibit is attached provision is made for a Broker Determination of Prevailing Market Rent, the following procedures and requirements shall apply:

1.   Tenant's Request.  Tenant shall send a notice to Landlord by the time set
     ----------------
     for such notice in the applicable section of the Lease, requesting a Broker Determination of the Prevailing Market Rent, which notice to be effective must (i) make explicit reference to the Lease and to the specific section of the Lease pursuant to which said request is being made, (ii) include the name of a broker selected by Tenant to act for Tenant, which broker shall be affiliated with a major Boston commercial real estate brokerage firm selected by Tenant and which broker shall have at least ten (10) years experience dealing in properties of a nature and type generally similar to the Building located in the Cambridge-Downtown Boston area, and (iii) explicitly state that Landlord is required to notify Tenant within thirty
     (30) days of an additional broker selected by Landlord.

2.   Landlord's Response.  Within thirty (30) days after Landlord's receipt of
     -------------------
     Tenant's notice requesting the Broker Determination and stating the name of the broker selected by Tenant, Landlord shall give written notice to Tenant of Landlord's selection of a broker having at least the affiliation and experience referred to above.

3.   Selection of Third Broker.  Within ten (10) days thereafter the two (2)
     -------------------------
     brokers so selected shall select a third such broker also having at least the affiliation and experience referred to above.

4.  Rental Value Determination.  Within thirty (30) days after the selection of
    --------------------------
    the third broker, the three (3) brokers so selected, by majority, shall make a determination of the annual fair market rental value in as-is condition excluding any identifiable major improvement for which Tenant has paid after depleting the special allowance set forth in Section 5.3 of the Lease (a) in the case of an extension option under Section 3.2.1 of the Lease, of the Premises for the Extended Term, or (b) in the case of an expansion option under Section 2.3 of the Lease, of the Expansion Space for the relevant period applicable to such Expansion Space. Such annual fair market rental value determination (x) may include provision for annual increases in rent during said term if
                            Exhibit I - Page 1 of 3
     so determined, (y) shall take into account the as-is condition of the Premises or the Expansion Space, whichever is applicable, and (z) shall take account of, and be expressed in relation to, the tax and operating cost bases and provisions for paying for so-called tenant electricity as contained in the Lease. The brokers shall advise Landlord and Tenant in writing by the expiration of said thirty (30) day period of the annual market rental value as so determined, and the annual fair market rental value as so determined shall be referred to as the Prevailing Market Rent.

5.   Resolution of Broker Deadlock.  If the brokers are unable to agree at least
     -----------------------------
     by majority on a determination of annual fair market rental value, then the brokers shall send a notice to Landlord and Tenant by the end of the thirty day period for making said determination setting forth their individual determinations of annual fair market rental value, and the highest such determination and the lowest such determination shall be disregarded and the remaining determination shall be deemed to be the determination of annual fair market rental value and shall be referred to as the Prevailing Market Rent.

6.   Costs.  Each party shall pay the costs and expenses of the broker selected
     -----
     by it and each shall pay one half (1/2) of the costs and expenses of the third broker.

7.   Failure to Select Broker or Failure of Broker to Serve. If Tenant shall
     ------------------------------------------------------
     have requested a Broker Determination and Landlord shall not have designated a broker within the time period provided therefor above, then the broker selected by Tenant shall alone make the determination of Prevailing Market Rent in writing to Landlord and Tenant within thirty (30) days after the expiration of Landlord's right to designate a broker hereunder. If Tenant and Landlord have both designated brokers but the two brokers so designated do not, within a period of fifteen (15) days after the appointment of the second broker, agree upon and designate an additional broker willing so to act, the Tenant, the Landlord or either broker previously designated may request the Greater Boston Real Estate Board, Inc. to designate a third broker willing so to act and a broker so appointed shall, for all purposes, have the same standing and powers as though he had been seasonably appointed by the brokers first appointed. In case of the inability or refusal to serve of any person designated as a broker, or in case any broker for any reason ceases to be such, a broker to fill such vacancy shall be appointed by the Tenant, the Landlord, the Brokers first appointed or the said Greater Boston Real Estate Board, Inc., as the case may be, whichever made the original appointment, or if the person who made the

                            Exhibit I - Page 2 of 3
original appointment fails to fill such vacancy, upon application of any broker who continues to act or by the Landlord or Tenant such vacancy may be filled by the said Greater Boston Real Estate Board, Inc., and any broker so appointed to fill such vacancy shall have the same standing and powers as though originally appointed.

                            Exhibit I - Page 3 of 3

                                   EXHIBIT J
                                   ---------

                               MEASUREMENT METHOD
                               ------------------


     Usable Area shall be calculated on a full-floor basis by measuring each floor from the inside face of exterior glass to the face of the building core, excluding all portions of the core (elevator lobby, restrooms, stairs, elevators, mechanical rooms and related vertical shafts). The Rentable Area of each floor shall be calculated as one hundred and sixteen percent (116%) of the Usable Area of the floor. The Total Rentable Area of the Building shall be calculated as the sum of the Rentable Areas of all of the floors of the Building.

     Where floors are subdivided and require additional corridors, the total Rentable Area of the floor will remain constant and be pro-rated among the premises on the floor. Usable Area of each tenant's premises on a multi-tenant floor shall be measured from interior face of exterior glass to the face of the building core (if it abuts the premises) and the mid-line of abutting corridor and demising walls.

                                NOTICE OF LEASE
                                ---------------

     In accordance with the provisions of Massachusetts General Laws, Chapter 183, Section 4, as amended, notice is hereby given of the following lease ("Lease"):

LANDLORD:                               Mortimer B. Zuckerman, Edward H. Linde
--------                                and David Barrett, as Trustees of One
                                        Cambridge Center Trust under Declaration of Trust dated May 14, 1985, recorded with the Middlesex South District
                                        Registry of Deeds in Book 16221, Page
                                        413, as amended by instrument dated July
                                        31, 1986 and recorded with said Registry of Deeds in Book 17438, Page 23, but not individually. Landlord's mailing address is C/O Boston Properties, 8 Arlington
                                        Street, Boston, Massachusetts 02116.

TENANT:                                 Camp Dresser & McKee Inc., a
------                                  Massachusetts corporation, whose mailing
                                        address is One Center Plaza, Boston,
                                        Massachusetts 02108.

DATE OF EXECUTION:                      May 6, 1988
-----------------

DESCRIPTION                             20,671 square feet comprising Floor 11
-----------                             of the Building known as and numbered
OF PREMISES:                            One Cambridge Center, Cambridge,
-----------                             Massachusetts (the "Building") and
                                        20,694 square feet comprising Floor 12
                                        of the Building, for a total of 41,365
                                        square feet, plus 20,699 square feet
                                        comprising Floor 10 of the Building (the
                                        "Tenth Floor Space") when the same is
                                        added pursuant to the provisions of
                                        Section 2.1.1 of the Lease for a total
                                        of 62,064 square feet, together with the appurtenant, non-exclusive rights as provided in Section 2.2 of the Lease.

TERM OF LEASE AND                       The period commencing on the
-----------------                       "Commencement Date" (as defined in
COMMENCEMENT DATE:                      Section 3.1 of the Lease) but in no
-----------------                       event earlier than October 1, 1988 and
                                        ending on March 31,

                                        2000 but said date shall automatically
                                        be extended by a period equal to the
                                        number of calendar months from March 31, 2000 until the "Ten CC Lease Expiration Date" as defined in Section 3.2 of the Lease; provided, however, that with respect to the Tenth Floor Space, the term of the lease commences on the "Commencement Date for Tenth Floor Space" (also in the Lease called the "Tenth Floor Space Commencement Date") as defined in Section 2.1.1 of the Lease and ending on March 31, 2000 but said date shall automatically be extended by a period equal to the number of calendar months from March 31, 2000 until the "Ten CC Lease Expiration Date" as defined in Section 3.2 of the Lease.

OPTIONS TO EXTEND:                      Tenant has the option to extend the term
-----------------                       for three (3) successive periods of five
                                        (5) years each, all as provided and on
                                        the terms set forth in Section 3.2.1 of
                                        the Lease.

TENANT'S EXPANSION                      Tenant has the right and option to lease
------------------                      additional space in the Building on the
SPACE OPTION:                           terms and conditions set forth in
------------                            Section 2.3 of the Lease.


TENANT'S FIRST                          Tenant has rights' of first refusal to
--------------                          lease space on the ninth (9th) floor and
REFUSAL RIGHTS:                         the eighth (8th) floor of the Building
--------------                          on the terms and conditions set forth in
                                        Section 2.4 of the Lease.

PARKING RIGHTS:                         Tenant has the right to parking spaces
--------------                          on the terms and conditions set forth in
                                        Article X of the Lease.

     This document is executed pursuant to Section 17.8 of the Lease and is not intended to vary any of the terms and conditions of the Lease.

     EXECUTED as a sealed instrument is 11th day of JULY, 1988.


WITNESS:                                LANDLORD:

[SIGNATURE ILLEGIBLE]                   /s/ David Barrett
------------------------------          --------------------------------
                                        DAVID BARRETT, AS TRUSTEE OF ONE
                                        CAMBRIDGE CENTER TRUST FOR
                                        HIMSELF AND CO-TRUSTEES, BUT NOT
                                        INDIVIDUALLY



ATTEST:                                 TENANT:

CAMP DRESSER & McKEE INC.               CAMP DRESSER & McKEE INC.
                                        By /s/ Joseph E. Heney
                                          ------------------------------
By /s/ Paul G. Camell                   Name JOSEPH E. HENEY
  ----------------------------              ----------------------------
Name  PAUL G. CAMELL                    Title CHAIRMAN OF THE BOARD
    --------------------------               ---------------------------
Title ASSISTANT CLERK                         HEREUNTO DULY AUTHORIZED
     -------------------------

                                                                (CORPORATE SEAL)

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK

                                                            July 15, 1988


     Then personally appeared before me the above-named DAVID BARRETT, as TRUSTEE of ONE CAMBRIDGE CENTER TRUST, and acknowledged the foregoing instrument to be his free act and deed as TRUSTEE as aforesaid.


                                        /s/ GRACE E. DARRIGO
                                        --------------------------------
                                        GRACE E. DARRIGO
                                        NOTARY PUBLIC

                                        My Commission Expires:

                                        --------------------------------

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK
                                                            July 11, 1988


     Then personally appeared before me the above-named JOSEPH E. HENEY, CHAIRMAN OF THE BOARD of CAMP DRESSER & McKEE INC., and acknowledged the foregoing instrument to be the free act and deed of said corporation.


                                        /s/ Margaret A. Walsh
                                        --------------------------------

                                        NOTARY PUBLIC

                                        My Commission Expires:
                                        June 30, 1989
                                        --------------------------------

                         SUBORDINATION, NON-DISTURBANCE
                         ------------------------------
                            AND ATTORNMENT AGREEMENT
                            ------------------------


     This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT, made as of the 6th day of June, 1988 (this "Agreement") by and among THE FIRST NATIONAL BANK OF BOSTON, having an address at 100 Federal Street, Boston, Massachusetts 02106 (Attention: John A. DeCamp III, Vice President Construction Lending) ("Holder"), CAMP DRESSER & McKEE INC., a Massachusetts corporation, having an office at One Center Plaza, Cambridge, Massachusetts 02108 (hereinafter called the "Tenant") and Mortimer B. Zuckerman, Edward H. Linde and David Barrett, TRUSTEES OF ONE CAMBRIDGE CENTER TRUST under Declaration of Trust dated May 14, 1985 recorded with the Middlesex South District Registry of Deeds (the "Registry") in Book 16221 Page 413 as amended by instrument dated July 31, 1986 recorded with the Registry in Book 17438 Page 23 having an address c/o Boston Properties, 8 Arlington Street, Boston, Massachusetts 02116 (hereinafter called the "Trust" or the "Landlord").


                              W I T N E S S E T H
                              -------------------

     WHEREAS, Holder has extended credit arrangements to the Trust;

     WHEREAS, the Trust is the owner of the building (the "Building") located on the parcel of land known as One Cambridge Center, Cambridge, Massachusetts (the Building and said land being referred to herein collectively as the "Property");

     WHEREAS, Tenant has entered into that certain Indenture of Lease of even date herewith covering the tenth (10th), eleventh (11th) and twelfth (12th) floors in the Building (the "Demised Premises"). Said lease as it may hereafter be amended, modified or supplemented from time to time, is herein called the "Lease";


     WHEREAS, the credit arrangements are secured by a first mortgage and first assignment of rents (the "Assignment") encumbering the Property. Said mortgage is dated December 23, 1987 and is recorded with the Middlesex South District Registry of Deeds in Book 18780, Page 88. The Assignment is dated December 23, 1987 and is recorded with said Registry of Deeds following the recording of the Mortgage. Said mortgage as it may be amended, increased, renewed, modified, consolidated, replaced, combined, substituted, severed, split, spread or extended, is herein referred to as the "Mortgage".

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Tenant Covenants and agrees that the Lease now is and shall at all times continue to be subject and subordinate in each and every respect to the Mortgage and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal, interest and other sums secured thereby. Tenant, upon request, shall execute and deliver any certificate or other instrument whether or not in recordable form which Holder may reasonably request to confirm said subordination provided such certificate or other instrument is consistent with the terms hereof.

2. Tenant certifies that the Lease is presently in full force and effect and unmodified and no rent payable thereunder has been paid more than one (1) month in advance of its due date, and that no default by Tenant exists under the Lease which has continued beyond the expiration of any applicable grace period.

3A. Notwithstanding the provisions of Paragraph 1 above, so long as Tenant is not in default in the performance of its obligations under the Lease beyond any applicable notice and/or grace period, Holder shall not name Tenant as a party defendant to any action for foreclosure or other enforcement of the Mortgage (unless required by law, but then only for the purpose of notice and in no event for possession), nor shall the Lease be terminated by Holder in connection with, or by reason of, foreclosure or other proceedings for the enforcement of the Mortgage, or by reason of a transfer of the Landlord's interest under the Lease pursuant to the taking of a deed or assignment in lieu of foreclosure (or similar device), nor shall Tenant's use or possession of the Demised Premises be disturbed or interfered with by Holder, except that the person acquiring, or succeeding to, the interests of the Landlord as a result of any such action or proceeding and such person's successors and assigns (any of the foregoing being hereinafter referred to as, the "Successor"), shall not be:

     (a) subject to any credits, offsets, defenses or claims which Tenant might have against any prior Landlord during any periods ending on the "Cut Off Date" (hereinafter defined); or

     (b) bound by any prepayment of more than one month's rent made prior to the "Cut Off Date" except additional rent for operating costs, real estate taxes and electricity escalation payments or other pass through payments and except as Holder may consent to or may have received; or

     (C) liable for any act or omission of any prior Landlord which occurred prior to the "Cut Off Date" except for then existing defaults of which Holder has been given notice and opportunity to cure as provided in the Lease; or

     (d) bound by any amendment or modification of the Lease made without Holder's consent; or

     (e) be required to account for any security deposit other than any security deposit actually delivered to the Successor.

     The "Cut Off Date" shall be the date on which the first person acquires or succeeds to the interests of Landlord in the Property by virtue of a foreclosure or other similar action or device or by deed in lieu of foreclosure.

3B. Notwithstanding the foregoing, the limitations set forth in Section 3A above (with respect to the Successor not assuming certain actions or obligations of the Landlord prior to the Cut Off Date) shall not apply to Landlord's obligations upon and as provided in Article IV and Section 5.3 of the Lease, which such obligations pursuant to Article IV and Section 5.3 of the Lease shall be binding upon such Successor in accordance with the terms thereof.

4. If the interest of the Landlord under the Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of the Mortgage or the obligations which it secures or pursuant to a taking of a deed or assignment in lieu of foreclosure (or similar device), Tenant shall be bound to the Successor and, except as provided in this Agreement, the Successor shall be bound to Tenant under all of the terms, covenants and conditions of the Lease for the unexpired balance of the term thereof remaining (and any extensions, if exercised), with the same force and effect as if the Successor were the Landlord, and Tenant does hereby (i) agree to attorn to the Successor, including Holder if it be the Successor, as its Landlord, (ii) affirm its obligations under the Lease, and (iii) agree to make payments of all sums due under the Lease to the Successor, said attornment, affirmation and agreement to be effective and self-operative without the execution of any further instruments, upon the Successor succeeding to the interest of the Landlord under the Lease. To the extent permitted by applicable law, Tenant waives the provisions of any statute or rule of law now or hereafter in effect that may give or purport to give it any right or election to terminate or otherwise adversely affect the Lease or the obligations of Tenant thereunder by reason of any foreclosure or other proceedings for enforcement of the Mortgage or the taking of a deed or assignment in lieu of foreclosure (or similar device).

5. Tenant shall not change the terms, covenants, conditions and agreements of the Lease without the express written consent of Holder in each instance.

6. In addition to the requirements of Section 17.14 of the Lease, Tenant will provide Holder with a copy of any notice of default served upon the Landlord under the Lease, which notice shall be delivered in accordance with the provisions of paragraph 13 hereof, and agrees that notwithstanding any provisions of the Lease, no notice of cancellation or abatement shall be effective unless (i) in the case of a monetary default of Landlord under the Lease Holder has received notice as aforesaid, and has failed within 30 days of its receipt of such notice to cure the default or (ii) in the case of any other default (except for such a monetary default) under the Lease, Holder has received notice thereof as provided in Section 17.14 of the Lease (as confirmed by the provisions of Paragraph 9 hereof) and has not cured such non-monetary default within the time period after receipt of such notice, as is provided in the Lease.

7. Anything herein or in the Lease to the contrary notwithstanding, in the event that a Successor shall succeed to the interests of the Landlord under the Lease, the Successor shall have no obligation, nor incur any liability, beyond its then interest, if any, in the Property and Tenant shall look exclusively to such interest of the Successor, if any, in the Property for the payment and discharge of any obligations imposed upon the Successor hereunder or under the Lease and the Successor is hereby released or relieved of any other liability hereunder and under the Lease. Tenant agrees that with respect to any judgment which may be obtained or secured by Tenant against the Successor, Tenant shall look solely to the estate or interest owned by the Successor in the Property and Tenant will not collect or attempt to collect any such judgment out of any other assets of the Successor.

8. Tenant acknowledges that it has notice that pursuant to the Assignment, the Landlord's interest under the Lease and the rent and all other sums due thereunder have been assigned to Holder as part of the security for the indebtedness secured by the Mortgage. In the event that Holder notifies Tenant of an event of default under the Mortgage and demands that Tenant pay rent and all other sums due under the Lease to Holder, Tenant agrees that irrespective of the provisions of Paragraph 4 hereof it shall pay rent and all other sums due under the Lease directly to Holder, and Landlord consents thereto.

9. Pursuant to the provisions of Section 17.14 of the Lease, Holder hereby gives Tenant notice that Holder holds the Mortgage and the Assignment covering the Property. Further, Tenant agrees (i) to give Holder such notices as are required to be given or specified in Section 17.14 of the Lease and (ii) that the provisions of Section 17.14 shall apply to Holder. Holder further gives Tenant notice that the name and address of Holder is The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02106 (Attention: John A. DeCamp III, Vice President, Construction Lending). Landlord hereby confirms that Holder is the holder of the Mortgage and Assignment covering the Property.

10. This Agreement may not be modified except by an agreement in writing signed by the parties or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns.

11. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Mortgage except as specifically set forth herein.

12. Tenant agrees that this Agreement satisfies any condition or requirement in the Lease relating to the granting of a nondisturbance agreement with respect to the Mortgage. Tenant further agrees that in the event there is any inconsistency between the terms and provisions hereof and the terms and provisions of the Lease dealing with nondisturbance, the terms and provisions hereof shall be controlling.

13. All notices, demands or requests made pursuant to, under, or by virtue of this Agreement (i) if intended for Landlord or Tenant shall be given in writing in the manner provided in Section 17.9 of the Lease and (ii) if intended for Holder shall be given to the Holder, 100 Federal Street, Boston, Massachusetts 02106 (Attention: John A. DeCamp III, Vice President Construction Lending) with a copy to Goulston & Storrs, 400 Atlantic Avenue, Boston, Massachusetts 02210, Attention: Alan W. Rottenberg, Esquire and such notice to Holder must be in writing and delivered by hand, or sent by registered or certified mail, return receipt requested, or by United States Postal Service Express Mail, Federal Express or other similar overnight commercial courier or by same day commercial courier, postage or delivery charges, as the case may be, prepaid. Any person may change the place that notices and demands are to be sent by written notice delivered in accordance with the foregoing.

14. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts. If any of the terms of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of any such terms to any person or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.

WITNESSES:                                    THE FIRST NATIONAL BANK OF BOSTON

/s/[SIGNATURE APPEARS HERE]                 By: /s/[SIGNATURE APPEARS HERE]
---------------------------                    -------------------------------
                                            Title: Vice President and
                                                   Authorized Officer
                                                  ----------------------------

                                            CAMP DRESSER & MCKEE INC.

/s/ Paul G. Camell                          By: /s/[SIGNATURE APPEARS HERE]
---------------------------                    -------------------------------
Paul G. Camell, Assistant Clerk             Title: Chairman of the Board
                                                  ----------------------------

/s/[SIGNATURE APPEARS HERE]                 /s/ David Barrett
---------------------------                 ----------------------------------
                                            DAVID BARRETT, TRUSTEE OF ONE
                                            CAMBRIDGE CENTER TRUST ON BEHALF
                                            OF HIMSELF AND HIS CO-TRUSTEES


COMMONWEALTH OF MASSACHUSETTS)
                             )  ss.
COUNTY OF SUFFOLK            )


     On the 22nd day of June, 1988, before me, Constance J. Winslow, a Notary Public in and for the aforesaid jurisdiction, personally appeared John A. DeCamp, III, who acknowledged himself to be the Vice President and Authorized Officer of The First National Bank of Boston and that he, as such officer being authorized to so do, executed the foregoing instrument bearing date of the 6th day of June, 1988, on behalf of the corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.

                              /s/ Constance J. Winslow
                              -------------------------
                              Notary Public
                                                     Constance J. Winslow
                                                        NOTARY PUBLIC
                              My Commission Expires:
                                              My Commission Expires May 15, 1992

COMMONWEALTH OF MASSACHUSETTS        )
                                     ) ss.
COUNTY OF SUFFOLK                    )



     On this 7th day of June, 1988, before me, Altoon Markarian , a Notary Public in and for the aforesaid jurisdiction, personally appeared JOSEPH E. HENEY, who acknowledged himself to be the CHAIRMAN OF THE BOARD of CAMP DRESSER & MCKEE, INC., and that he, as such officer being authorized to so do, executed the foregoing instrument bearing date of the 6th day of June, 1988, on behalf of the corporation.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal.

                                            /s/ Altoon Markarian
                                            -------------------------------
                                            Notary Public

                                            My Commission Expires: 10/17/91
                                                                  ---------

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK

                                                             June __ , 1988

     Then Personally appeared before me the above named David Barrett, Trustee as aforesaid and acknowledged the foregoing instrument to be his free act and deed.


                                            /s/ Frederick J. DeAngelis
                                            -------------------------------
                                            Frederick J. DeAngelis,
                                            Notary Public


My Commission Expires: December 9, 1994

             [MAP OF ONE CAMBRIDGE CENTER 11TH FLOOR APPEARS HERE]

                                   EXHIBIT B

             [MAP OF ONE CAMBRIDGE CENTER 11TH FLOOR APPEARS HERE]

                                   EXHIBIT B

                                                                       EXHIBIT C
                                                                       ---------


                               CONSENT AGREEMENT
                               -----------------


        CONSENT AGREEMENT (the "Consent") dated as of the ____ day of October __, 1995 by and between the TRUSTEES OF ONE CAMBRIDGE CENTER TRUST, and not individually ("Landlord"), CAMP DRESSER & MCKEE INC., a Massachusetts corporation ("Tenant"), and ON TECHNOLOGY CORPORATION, a Delaware corporation ("Subtenant") with an address of One Cambridge Center, Cambridge, MA.,
Attention: Chief Financial Officer.

                                   RECITALS
                                   --------

        By Lease dated May 6, 1988 (the "Lease"), Landlord did lease to Tenant and Tenant did lease from Landlord the tenth (10th), eleventh (11th) and twelfth
(12th) floors of the building (the "Building") known as and numbered One Cambridge Center, Cambridge, Massachusetts, which premises are more particularly described in the Lease (the "Premises").

        Tenant desires to sublease to Subtenant 19,535 square feet of rentable floor area on the eleventh (11th) floor of the Premises (the "Subleased Premises") upon the terms and conditions contained in a Sublease between Tenant and Subtenant dated October __, 1995 (the "Sublease").

        Article 12 of the Lease provides that the Premises may not be sublet without the written consent of Landlord.

        Subject to, and in reliance upon, the representations, warranties, covenants, terms and conditions contained in this Consent, Landlord desires to consent to the Sublease.

        NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, paid by each of the parties hereto to the other, the receipt and sufficiency of which is hereby acknowledged, and in further consideration of the provisions herein, Landlord, Tenant and Subtenant hereby agree as follows:

        1. Consent. Landlord hereby consents to the Sublease subject to and in
           -------
reliance upon, the representations, warranties, covenants, terms and conditions, contained in this Consent.

        2. Acceptance of Sublease by Subtenant. Subtenant hereby accepts the
           -----------------------------------
Sublease of the Subleased Premises and agrees that during the term of the Sublease, Subtenant shall be directly bound and fully liable to Landlord for, and shall duly observe and comply with, all of the terms, covenants, agreements, provisions, obligations and conditions on the part of the Tenant and the Subtenant to be performed or observed under the Lease and the Sublease relating to the Subleased Premises, provided, however, the obligations to pay Annual Fixed Rent,

        Final rent and all other charges shall be limited to the full amount of such rent and charges set forth in Paragraph 4 of the Sublease and shall be payable in the manner and at the times provided under the Sublease and provided further that Subtenant does not assume any obligations under the lease (i) unrelated to the Subleased Premises, (ii) arising out of any act, omission or conduct of Tenant or any other Subtenants of Tenant or (iii) that are otherwise described in Section 6 of the Sublease. Subject to the foregoing limitation with respect to Subtenant, Tenant and Subtenant shall be jointly and severally liable to Landlord for compliance with and performance of all of the terms, covenants, agreements, provisions, obligations and conditions to be performed or observed by the Tenant under the Lease.

        3. Sublease Subordinate to Lease. The Sublease shall be subject and
           -----------------------------
subordinate at all times to the Lease and to all of the terms, covenants, agreements, provisions and conditions of the Lease and this Consent, and Subtenant shall not do or permit anything to be done which would violate any of said terms, covenants, agreements, provisions and conditions. Any breach or violation of any provision of the Lease or of this Consent by Subtenant shall be deemed to be and shall constitute a default by Tenant in fulfilling such provision.

        4. Representations and Warranties. Tenant and Subtenant represent and
           ------------------------------
warrant that no rent or other consideration has been or will be paid to Tenant by Subtenant for the right to use or occupy the Subleased Premises or for the use, sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property other than as set forth in the Sublease. Tenant and Subtenant further represent and warrant that attached hereto as Exhibit A is a true, correct and complete copy of the Sublease which embodies
---------
the complete and entire agreement between Tenant and Subtenant.

        5. Amendment to Sublease. Tenant and Subtenant agree that they shall
           ---------------------
not change, modify, or amend (in any natural respect) or cancel or terminate the Sublease except in accordance with its terms or enter into any additional agreements relating to or affecting the use or occupancy of the Subleased Premises or any other portion of the Premises or the use, sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, without first obtaining Landlord's prior written consent thereto, which consent shall not be unreasonably delayed or withheld.

        6. No Waiver or Release. Neither this Consent, the Sublease, nor any
           --------------------
acceptance of rent or other consideration from Subtenant by Landlord (whether before or after the occurrence of any default or Event of Default by Tenant under the Lease) shall operate to waive, modify, impair, release or in any manner affect any of the covenants, agreements, terms, provisions, obligations or conditions contained in the Lease, or to waive any breach thereof, or any rights of Landlord against any person, firm, association or corporation liable or responsible for the performance thereof, or to increase the obligations or diminish the rights of Landlord under the Lease, or to increase the rights or diminish the obligations of Tenant thereunder, or to, in any way, be construed as giving Subtenant any greater rights than those to which the original tenant named in the Lease would be entitled. Tenant hereby agrees that the obligations of Tenant under the Lease and this Consent shall not be discharged or otherwise affected by reason of the giving or withholding of any consent or approval for which provision is made in the

Lease. All terms, covenants, agreements, provisions and conditions of the Lease are hereby ratified and declared by Tenant to be full force and effect, and Tenant hereby unconditionally reaffirms its primary, direct and ongoing liability to Landlord for the performance of all obligations to be performed by the tenant under the Lease, including without limitation, the obligations to pay Annual Fixed Rent, additional rent and all other charges in the full amount, in the manner and at the times provided for in the Lease.

     7.  Further Assignment or Subletting. Tenant and Subtenant hereby agree
         --------------------------------
that the terms, conditions, restrictions and prohibitions set forth in the Lease regarding subletting and assignment, including, without limitation, Article 12 of the Lease, shall, notwithstanding this Consent, (i) apply to the Sublease and the Subleased Premises, (ii) continue to be binding upon Tenant and Subtenant with respect to all future assignments and transfers of the Lease or the Sublease, and all future sublettings of the Premises or the Subleased Premises, and (iii) apply to Subtenant with the same effect as if Subtenant had been the original tenant named in the Lease. The giving of this Consent shall not be construed either as a consent by Landlord to, or as permitting, any other or further assignment or transfer of the Lease or Sublease, whether in whole or in part, or any subletting of the Premises, the Subleased Premises or any part thereof, or as a waiver of the restrictions and prohibitions set forth in the Lease regarding subletting and assignment.

     8.  No Ratification of Sublease. Tenant and Subtenant acknowledge that
         ---------------------------
Landlord is not a party to the Sublease and is not bound by the provisions thereof, and recognize that, accordingly, Landlord has not, and will not, review or pass upon any of the provisions of the Sublease. Nothing contained herein shall be construed as an approval of, or ratification by Landlord of, any of the particular provisions of the Sublease (except as may be expressly provided herein) or as a representation or warranty by Landlord. Further, the provisions of this Consent and the execution and delivery of the Sublease shall not constitute a recognition of the Sublease or the Subtenant thereunder, it being agreed that in the event of termination or expiration of the Lease, at Landlord's option, the Sublease shall be terminated and Subtenant shall have no further rights with respect to the Subleased Premises; provided, however, that if the Sublease is terminated as aforesaid (except for a termination due to a casualty or taking by eminent domain) Subtenant may remain in the Subleased Premises for a period of thirty (30) days subsequent to the effective termination of the Lease upon all of the same terms contained in the Sublease at the time of termination of the Lease.

     9.  Remedies for Default. In the event (a) of any default by Tenant or
         --------------------
Subtenant in the full performance and observance of any of their respective obligations hereunder or (b) any representation or warranty of Tenant and Subtenant made herein shall prove to be false or misleading in any material respect: (i) such event may, at Landlord's option, be deemed an Event of Default under the Lease, and Landlord shall have the right to and may pursue all of the rights, powers and remedies provided for in the Lease or at law or in equity or by statute or otherwise with respect to defaults, provided however, that in the case of (a) above, if and to the extent the Lease provides for notice of and/or an opportunity to cure the failure to perform any such obligation, such event shall only be deemed to be an Event of Default under the Lease if it is not cured after the giving of any such notice to the party who failed to perform (with a copy of such notice to the other party) and the expiration of any such cure period (provided, further, that such notice and/or cure period shall not be cumulative with the notice and cure requirements of the

Lease, and, accordingly, such notice and cure period requirements under this Section shall not apply if the notice and cure period requirements of the Lease are complied with for such event under the Lease) and (ii) Landlord may give written notice of such default to the party in violation (with a copy of such notice to the other party), and if such violation shall not be discontinued or corrected within thirty (30) days after the giving of such notice, Landlord may, in addition to Landlord's other remedies, revoke this Consent.

        10. Conflict. If there shall be any conflict or inconsistency between
            --------
the terms, covenants and conditions of this Consent or the Lease and the terms, covenants and conditions of the Sublease, then the terms, covenants and conditions of this Consent and the Lease shall prevail. In the event that there shall be any conflict or inconsistency between this Consent and the Lease, such conflict or inconsistency shall be determined for the benefit of Landlord. With respect to Subtenant only, if there shall be any conflict or inconsistency between the terms, covenants and conditions of the Lease and those of the Sublease, then the terms, covenants and conditions of the Sublease shall prevail.

        11. Notices. Any notices or other communications given or required to be
            -------
given under this Consent shall be effective only if in writing and delivered by hand or sent by mail (certified, return receipt requested) or by overnight or other commercial courier, postage or delivery charges prepaid, addressed to the respective party at the address set forth in the Lease with respect to Landlord and Tenant and the address hereinabove set forth with respect to Subtenant (with a copy to: Andrew R. Stern, Esq, Epstein Becher & Green P.C. 75 State Street, Boston, MA 02109) or at such other address for such purpose designated by notice in accordance with the provisions hereof.

            Except as otherwise provided herein, all such notices shall be effective when received; provided, that (i) if receipt is refused, notice shall be effective upon the first occasion that such receipt is refused of (ii) if the notice is unable to be delivered due to a change of address of which no notice was given, notice shall be effective upon the date such delivery was attempted.

             Time is of the essence with respect to any and all notices and periods for giving of notice or taking any action thereto under this Consent.

        13. Entire Agreement. This Consent contains the entire agreement of the
            ----------------
parties with respect to the matters contained herein and may not be modified, amended or otherwise changed except by written instrument signed by the parties sought to be bound.

        14. Governing Law. This Consent shall for all purposes be construed in
            -------------
accordance with, and governed by, the laws of Massachusetts.

        15. Brokerage. (A) Tenant represents and warrants to Landlord that
            ---------
Tenant has dealt with no broker in connection with the Sublease other than Meredith & Grew Incorporated and Sinclair Properties. In the event any claim is made against Landlord relative to dealings by Tenant with any broker in connection with the Sublease, Tenant shall defend the claim against Landlord with counsel of Tenant's selection first approved by Landlord and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim. Tenant agrees that it shall be solely responsible for the payment of brokerage commissions to Meredith & Grew Incorporated and Sinclair Properties.

            (B) Subtenant represents and warrants that Subtenant has dealt with no broker in connection with the Sublease other than Meredith & Grew Incorporated and Sinclair Properties. In the event any claim is made against Landlord relative to dealings by Subtenant with any broker in connection with the Sublease, Subtenant shall defend the claim against Landlord with counsel of Subtenant's selection first approved by Landlord and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

        16. Miscellaneous.
            -------------

            (a) Remedies Cumulative. Each right and remedy of Landlord provided
                -------------------
for in this Consent or in the Lease shall be cumulative and shall be in addition to every other right and remedy provided for herein and therein or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise by Landlord of any one or more of the rights or remedies so provided for or existing shall not preclude the simultaneous or subsequent exercise by Landlord of any or all other rights or remedies so provided for or so existing.

        (b) Landlord's Liability. The obligations of Landlord under this Consent
            --------------------
shall not be binding upon Landlord named herein after the sale, conveyance, assignment or transfer by such Landlord (or upon any subsequent landlord after the sale, conveyance, assignment or transfer by such subsequent landlord) of its interest in the Building or the Premises, as the case may be, and in the event of any such sale, conveyance, assignment or transfer, such Landlord (and any such subsequent landlord) shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder from and after the date of such sale, conveyance, assignment or transfer. Neither the trustees, beneficiaries, partners, directors, officers or employees of Landlord (collectively, the "Parties") shall be liable for the performance of Landlord's obligations under this Consent, nor shall the Parties be liable for the performance of Landlord's obligations under the Sublease pursuant to any attornment by Subtenant to Landlord. Tenant and Subtenant, as the case may be, shall look solely to Landlord to enforce Landlord's obligations hereunder and thereunder and shall not seek any damages against any of the Parties. The liability of Landlord for Landlord's obligations under this Consent and the Sublease shall be limited to Landlord's interest in the Building and Tenant and Subtenant shall not look to any other property or assets of Landlord or the property or assets of any of the Parties in seeking either to enforce Landlord's obligations under this Consent or under the Sublease pursuant to any such attornment or to satisfy a judgement for Landlord's failure to perform such obligations. In no event shall Landlord ever be liable for indirect or consequential damages.

        (c) Successors and Assigns. The terms and provisions of this Consent
            ----------------------
shall bind and inure to the benefit of the parties hereto and their respective successors and assigns except that no violation of the provisions of Sections 5, 6, or 7 of this Consent shall operate to vest any rights in any successor or assignee of Tenant or Subtenant.

        (d) Severability. If any one or more of the provisions contained in this
            ------------
Consent shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        (e) Captions. The captions contained in this Consent are for convenience
            --------
only and shall in no way define, limit or extend the scope or intent of this Consent, nor shall such captions affect the construction hereof.

        (f) Counterparts. This Consent may be executed in several counterparts,
            ------------
each of which shall be deemed an original but all of which shall constitute one and the same agreement.

        (g) Authority. Tenant, Subtenant and Landlord each represent and warrant
            ---------
that each has full right, power and authority to enter into this Consent and that the person or persons executing this Consent on behalf of Tenant, Subtenant or Landlord, as the case may be, are duly authorized to do so.

        (h)  No Privity of Estate. It is expressly understood and agreed that,
             ---------------------
except as otherwise provided herein, this Consent shall not create or constitute, nor shall it be deemed to create or constitute, privity of estate, any landlord-tenant relationship, or occupancy or license agreement between Landlord and Subtenant.

        (i)  Binding Effect.  This Consent is offered to Tenant and Subtenant
             ---------------
for signature and it is understood that this Consent shall be of no force and effect and shall not be binding upon Landlord unless and until Landlord shall have executed and delivered a copy of this Consent to both Tenant and Subtenant.

        (j)  Landlord's Costs.  To the extent required by the terms of the
             -----------------
Lease, Tenant shall reimburse Landlord on demand for any costs incurred by Landlord in connection with the Sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed subtenant and reasonable legal costs incurred in connection with the granting of this Consent.

        (k)  Notices Concerning Sublease. Tenant and Subtenant agree promptly to
             ----------------------------
deliver to Landlord a copy of any default or termination notice sent or received by either party with respect to the Sublease.

        (l)  Consent Limited.  This Consent shall be deemed limited solely to
             ----------------
the Sublease, and Landlord reserves the right to consent or withhold consent and all other rights as set forth in the Lease with respect to any other matters.

        (m)  Capitalized Terms.  All capitalized terms and words used in this
             ------------------
instrument shall have the same meaning as set forth in the Lease unless a contrary meaning is expressly set forth herein.

     Landlord covenants and agrees to use reasonable efforts to send Subtenant promptly a copy of all written notices given to Tenant affecting the Subleased Premises, including, without limitation, notices of default pursuant to the Lease and notices of non-payment of Annual Fixed Rent, Additional Rent or other charges.

     EXECUTED under seal as of the date and year first above written.

WITNESS:                               LANDLORD:

-----------------------------          ------------------------------
                                                            , TRUSTEE
                                       OF ONE CAMBRIDGE CENTER TRUST,
                                       BUT NOT INDIVIDUALLY

                      (Signatures continued on next page)

                           EXHIBIT A-attach Sublease
                           ---------

                                       TENANT:
ATTEST:                                CAMP DRESSER & MCKEE INC.


By:                                    By:
   ---------------------------------      ------------------------------------
Name:                                  Name:
     -------------------------------        ----------------------------------
Title: SECRETARY (OR                   Title: PRESIDENT (OR VICE PRESIDENT)
      ------------------------------         ---------------------------------
       ASSISTANT SECRETARY)                   HERETO DULY AUTHORIZED
------------------------------------


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:  TREASURER (OR ASSISTANT
                                             ---------------------------------
                                               TREASURER)
                                             ---------------------------------
                                               HERETO DULY AUTHORIZED

                                               (CORPORATE SEAL)



                                       SUBTENANT:
ATTEST:                                ON TECHNOLOGY CORPORATION

By:                                    By:
   ----------------------------------     ------------------------------------
Name:                                  Name:
     --------------------------------       ----------------------------------
Title:  SECRETARY (OR                  Title:  PRESIDENT (OR VICE PRESIDENT)
      -------------------------------        ---------------------------------
        ASSISTANT SECRETARY)                   HERETO DULY AUTHORIZED
      -------------------------------



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:  TREASURER (OR ASSISTANT
                                             ----------------------------------
                                               TREASURER)
                                             ----------------------------------
                                               HERETO DULY AUTHORIZED

                                               (CORPORATE SEAL)

       Landlord and Tenant represent to Subtenant as follows: (a) that the Lease is in full force and effect as originally executed and as amended as aforesaid, (b) that, to the best of their actual knowledge Tenant has paid all Annual Fixed Rent and Additional Rent which has been billed to Tenant as of the date hereof and that neither Landlord nor Tenant is in default in any of its respective obligations under the Lease, (c) that the initial term of the Lease expires on March 31, 2000, (d) that the Lease represents the entire understanding between the Landlord and Tenant in respect to the leasing of the Premises, and (e) that the Landlord is not aware of any assignment of Tenant's interest in the Lease or any subletting (except for the Sublease) with respect to the Subleased Premises and has not consented to any such assignment or subletting.

7. Tenant covenants and agrees that upon receiving from Landlord any notice affecting the Subleased Premises, including, without limitation, any notice of default pursuant to the provisions of the Lease, Tenant shall also serve a copy of such notice promptly upon Subtenant. Landlord covenants and agrees to use reasonable efforts to send Subtenant promptly a copy of all written notices given to Tenant affecting the Subleased Premises, including, without limitation, notices of default pursuant to the Lease and notices of non-payment of Annual Fixed Rent, Additional Rent or other charges. In case Tenant shall be in default under the Lease, Subtenant shall have the right (but not the obligation) to remedy such default, or cause the same to be remedied, within applicable grace and cure periods, and Landlord shall accept such performance by or at the instance of Subtenant as if the same had been made by Tenant.

                                      -3-